Exhibit 99.1
INVESTOR FINANCIAL SUPPLEMENT
JUNE 30, 2010

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Address:

One Hartford Plaza
Hartford, CT 06155
Internet address:

http://www.thehartford.com
Contacts:
Rick Costello
Senior Vice President
Investor Relations
Phone (860) 547-8480
JR (John) Reilly
Vice President
Investor Relations
Phone (860) 547-9140
Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800
As of July 30, 2010

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A	A+	A	A2
Hartford Life Insurance Company	A	A-	A	A3
Hartford Life and Accident Insurance Company	A	A-	A	A3
Hartford Life and Annuity Insurance Company	A	A-	A	A3

Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	bbb+	BBB-	BBB	Baa3
Commercial paper	AMB-2	F2	A-2	P-3
TRANSFER AGENT
The Bank of New York Mellon
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310
1 (877) 272-7740
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

Basis of Presentation	i, ii, iii

CONSOLIDATED
Consolidated Financial Results	C-1
Operating Results by Segment	C-2
Analysis of Operating Results by Segment	C-2a
Consolidating Statements of Operations
Three Months Ended June 30, 2009 and 2010	C-3
Six Months Ended June 30, 2009 and 2010	C-4
Consolidating Balance Sheets
As of December 31, 2009 and June 30, 2010	C-5
Capital Structure	C-6
Accumulated Other Comprehensive Loss	C-7
Computation of Basic and Diluted Earnings (Losses) Per Common Share	C-8
Analysis of Net Realized Capital Gains (Losses) After-tax and DAC
Three Months Ended June 30, 2009 and 2010	C-9
Six Months Ended June 30, 2009 and 2010	C-10
Computation of Return-on-Equity Measures	C-11
Components of Net Realized Capital Gains (Losses) After-tax and DAC and Excluded From Core Earnings
Three Months Ended June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010	C-12
Six Months Ended June 30, 2009 and 2010	C-13

LIFE
Financial Highlights	L-1
Financial Highlights Excluding Impacts of the Unlock	L-1a
Operating Results	L-2
Total Assets Under Management	L-3
Consolidated Balance Sheets	L-4
Deferred Policy Acquisition Costs and Present Value of Future Profits	L-5
Supplemental Data — Annuity Death and Income Benefits	L-6
Reinsurance Recoverable Analysis As of June 30, 2010	L-7
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	L-8
Global Annuity- U.S.
Highlights	L-9
Income Statements	L-10
Supplemental Data- Account Value Rollforward	L-11
Global Annuity- International
Highlights	L-12
Japan
Income Statements	L-13
Supplemental Data- Account Value Rollforward in Dollars	L-14
Retirement
Income Statements
Retirement Plans	L-15
Mutual Funds	L-16
Supplemental Data
Deposits	L-17
Assets Under Management and Administration	L-18
Retirement Plans
Supplemental Data
Account Value and Asset Rollforward	L-19
Mutual Funds
Supplemental Data
Account Value and Asset Rollforward	L-20
Individual Life
Income Statements	L-21
Supplemental Data	L-22
Account Value Rollforward	L-23
Group Benefits
Income Statements	L-24
Supplemental Data	L-25
Institutional
Income Statements	L-26
Supplemental Data
Assets Under Management	L-27
Account Value and Asset Rollforward	L-28

PROPERTY & CASUALTY
Financial Highlights	PC-1
Operating Results	PC-2
Ongoing Operations Operating Results	PC-3
Ongoing Operations Underwriting Results	PC-4
Personal Lines Underwriting Results	PC-5
Personal Lines Written and Earned Premiums	PC-6
Small Commercial Underwriting Results	PC-7
Middle Market Underwriting Results	PC-8
Specialty Commercial Underwriting Results	PC-9
Specialty Commercial Written and Earned Premiums	PC-10
Other Operations Operating Results	PC-11
Other Operations Losses and Loss Adjustment Expenses	PC-12
Summary of Gross Asbestos Reserves	PC-13
Paid and Incurred Loss and Loss Adjustment Expense Development — A&E	PC-14
Unpaid Loss and Loss Adjustment Expense Reserve Rollforward
Three Months Ended June 30, 2010	PC-15
Six Months Ended June 30, 2010	PC-16
Reinsurance Recoverable Analysis	PC-17
Consolidated Income Statements	PC-18
Consolidated Balance Sheets	PC-19
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	PC-20

INVESTMENTS
Investment Earnings Before-tax
Consolidated	I-1
Life	I-2
Property & Casualty	I-3
Corporate	I-4
Composition of Invested Assets
Consolidated	I-5
Life	I-6
Property & Casualty	I-7
Corporate	I-8
Unrealized Loss Aging
Consolidated	I-9
Life	I-10
Property & Casualty	I-11
Invested Asset Exposures
As of June 30, 2010	I-12

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION

•	All amounts are in millions, except for per share and ratio information unless otherwise stated.

•	Life is organized into six reporting segments: Global Annuity-U.S., Global Annuity-International, Retirement, Individual Life, Group Benefits and Institutional. Life also includes in an Other category corporate items not directly allocated to any of its reportable operating segments; the mark-to-market adjustment for the equity securities, trading, reported in net investment income and the related change in interest credited reported as a component of benefits, losses and loss adjustment expenses because these items are not considered by Life’s chief operating decision maker in evaluating the Global Annuity-International results of operations; certain fee income and commission expenses associated with sales of non-proprietary products by broker dealer subsidiaries; and inter-segment eliminations. In 2010, Life changed its reporting segments to reflect the current manner by which its chief operating decision maker views and manages the business. All segment data for prior reporting periods have been adjusted to reflect the current segment reporting.

•	Property & Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of Personal Lines, Small Commercial, Middle Market and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. The profitability of the Personal Lines, Small Commercial, Middle Market and Specialty Commercial segments are evaluated primarily based on underwriting results. The Company allocates income and expense items not directly attributed to the underwriting segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes, to Ongoing Operations and Other Operations, respectively. The profitability of Ongoing Operations and the Other Operations segment is evaluated primarily based on core earnings.

•	Corporate primarily includes the Company’s debt financing and related interest expense, as well as other capital raising, banking operations and certain purchase accounting adjustment activities.

•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford’s business. These measures include sales, deposits, net flows, account value, insurance in-force and premium retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; other than temporary impairment losses recognized in AOCI; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and pension and other postretirement adjustments.

•	Noncontrolling interest (“NCI”) represents the minority interest portion of the equity of a subsidiary that is not attributable, directly or indirectly, to The Hartford.

•	Assets under management is a measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall in the amount of assets under management whether caused by changes in the market or through net flow.

•	Assets under administration represents the client asset base of the Company’s recordkeeping business for which revenues are predominately based on the number of plan participants. Unlike assets under management, increases or decreases in assets under administration do not have a direct corresponding increase or decrease to the Company’s revenues.

•	Yields are calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, securities lending collateral and consolidated variable interest entity non-controlling interests.

•	Certain reclassifications have been made to the prior periods to conform to the June 30, 2010 presentation.

•	NM — Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES

•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by the net effect of certain realized capital gains and losses. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs (“DAC”)) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for our managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of our business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page C-2.

•	Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of our business. Therefore, the Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page C-8.

•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s property and casualty operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for the periods presented herein is set forth at page PC-2.

•	The Hartford’s management evaluates profitability of the Personal Lines, Small Commercial, Middle Market and Specialty Commercial underwriting segments primarily on the basis of underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. Underwriting results is also presented for Ongoing Operations, Other Operations and total Property & Casualty. A reconciliation of underwriting results to net income for total Property & Casualty, Ongoing Operations and Other Operations is set forth on pages PC-2, PC-3 and PC-11, respectively.

•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

•	Underwriting results before catastrophes and prior year development is a non-GAAP financial measure because it excludes the effects of catastrophes, prior year development and the reduction in earned premiums relating to retrospectively rated policies. The Company believes that this measure is useful to investors as an additional measure of Property & Casualty’s current operations, because it excludes the effect of items relating to prior periods. Net income is the most directly comparable GAAP measure. A reconciliation of the adjusted underwriting results to underwriting results and net income for the periods presented herein are set forth on page C-2a.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES (CONTINUED)

•	Book value per common share excluding accumulated other comprehensive income (“AOCI”) is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) common stockholders’ equity, excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per common share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per common share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per common share is the most directly comparable GAAP measure. A reconciliation of book value per common share to book value per common share, excluding AOCI, for the periods presented herein is set forth at page C-1.

•	Book value per diluted share excluding accumulated other comprehensive income (“AOCI”) is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders’ equity, excluding AOCI, net of tax, by (b) common shares outstanding and dilutive potential common shares. The Hartford provides book value per diluted share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, for the periods presented herein is set forth at page C-1.

•	The Hartford provides different measures of the return on common equity (“ROE”) of the Company. ROE (core earnings last twelve months to common equity, excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to common equity, excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders’ equity, excluding AOCI. When calculating ROE, the MCP preferred stock is included in average common stockholders’ equity and MCP preferred dividends are excluded from net loss available to common shareholders and core earnings (losses) available to common shareholders. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to common equity, including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to common equity, including AOCI) is set forth at page C-11.

iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

						Year Over
	THREE MONTHS ENDED					Year		Sequential		SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month		3 Month		JUNE 30,
	2009	2009	2009	2010	2010	Change		Change		2009	2010	Change
HIGHLIGHTS
Net income (loss)	$(15)	$(220)	$557	$319	$76	NM		(76%)		$(1,224)	$395	NM
Core earnings (losses)	$622	$660	$689	$545	$92	(85%)		(83%)		$(553)	$637	NM
Total revenues [1]	$7,637	$5,230	$6,440	$6,319	$3,336	(56%)		(47%)		$13,031	$9,655	(26%)
Total assets	$289,700	$316,720	$307,717	$317,282	$314,150	8%		(1%)
Total assets under management [2]	$352,074	$386,996	$380,834	$396,353	$386,820	10%		(2%)

PER SHARE AND SHARES DATA [3]
Basic earnings per common share
Net income (loss) available to common shareholders	$(0.06)	$(0.79)	$1.29	$(0.42)	$0.15	NM		NM		$(3.80)	$(0.24)	94%
Core earnings (losses) available to common shareholders	$1.90	$1.68	$1.64	$0.16	$0.18	(90%)		16%		$(1.72)	$0.34	NM
Diluted earnings (losses) per common share
Net income (loss) available to common shareholders	$(0.06)	$(0.79)	$1.19	$(0.42)	$0.14	NM		NM		$(3.80)	$(0.24)	94%
Core earnings (losses) available to common shareholders	$1.90	$1.56	$1.51	$0.14	$0.17	(91%)		21%		$(1.72)	$0.31	NM
Weighted average common shares outstanding (basic)	325.4	356.1	382.7	393.7	443.9	118.5	sh	50.2	sh	323.1	418.8	95.7	sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	326.6	382.5	416.2	428.5	480.2	153.6	sh	51.7	sh	324.0	454.4	130.4	sh
Common shares outstanding	326.7	383.0	383.0	443.9	444.1	117.4	sh	0.2	sh	326.7	444.1	117.4	sh
Book value per common share	$32.20	$37.90	$38.92	$38.94	$41.29	28%		6%
Per common share impact of AOCI	$(20.24)	$(8.40)	$(8.64)	$(5.35)	$(3.10)	85%		42%
Book value per common share (excluding AOCI)	$52.44	$46.30	$47.56	$44.29	$44.39	(15%)		—

Book value per diluted share		$34.64	$35.96	$35.17	$38.16
Per diluted share impact of AOCI		$(7.67)	$(7.99)	$(4.68)	$(2.79)
Book value per diluted share (excluding AOCI)		$42.31	$43.95	$39.85	$40.95
Common shares outstanding and dilutive potential common shares		419.1	414.5	507.3	495.0

FINANCIAL RATIOS
ROE (net income last 12 months to common stockholder equity including AOCI) [4]	(34.2%)	(17.2%)	(8.4%)	0.2%	0.9%	35.1		0.7
ROE (core earnings last 12 months to common stockholder equity excluding AOCI) [4]	(6.5%)	(1.0%)	3.8%	10.6%	7.4%	13.9		(3.2)
Debt to capitalization, including AOCI	30.3%	25.1%	24.6%	27.8%	25.9%	(4.4)		(1.9)
Annualized investment yield, after-tax	2.9%	2.9%	2.9%	3.0%	3.3%	0.4		0.3		2.7%	3.1%	0.4
Ongoing Property & Casualty GAAP combined ratio	93.7	93.0	85.1	91.7	96.8	(3.1)		(5.1)		91.8	94.2	(2.4)

[1]	Total revenues of The Hartford are impacted by net investment income and mark-to-market effects of equity securities, trading, supporting the Global Annuity-International variable annuity business, which have corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses. See pages C-3 and C-4 for the impact to total revenues along with the corresponding amounts in benefits, losses and loss adjustment expenses in the three months and six months ended June 30, 2009 and 2010.

[2]	Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-5).

[3]	See page C-8 for computation of basic and diluted earnings (losses) per common share.

[4]	See page C-11 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
LIFE
Global Annuity Division
Global Annuity- U.S.	$307	$313	$212	$152	$(14)	NM	NM	$(617)	$138	NM
Global Annuity- International [2]	142	81	54	73	9	(94%)	(88%)	(313)	82	NM

Total Global Annuity Division	449	394	266	225	(5)	NM	NM	(930)	220	NM

Retirement	11	26	16	37	32	191%	(14%)	(42)	69	NM

Individual Life	43	28	30	39	52	21%	33%	43	91	112%

Group Benefits	41	85	79	50	34	(17%)	(32%)	107	84	(21%)

Institutional	(5)	(7)	(8)	(7)	4	NM	NM	(25)	(3)	88%

Other [1]	(46)	(27)	2	21	14	NM	(33%)	(41)	35	NM

Total Life core earnings (losses) [1][2]	493	499	385	365	131	(73%)	(64%)	(888)	496	NM

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results
Personal Lines	(10)	(11)	66	54	(73)	NM	NM	65	(19)	NM
Small Commercial	74	90	144	83	62	(16%)	(25%)	161	145	(10%)
Middle Market	56	61	72	12	(22)	NM	NM	125	(10)	NM
Specialty Commercial	36	30	81	52	111	NM	113%	59	163	176%

Total Ongoing Operations underwriting results	156	170	363	201	78	(50%)	(61%)	410	279	(32%)
Net servicing income	7	10	12	7	10	43%	43%	15	17	13%
Net investment income	239	254	265	268	298	25%	11%	424	566	33%
Periodic net coupon settlements on credit derivatives, before-tax	(4)	(3)	(2)	(2)	(3)	25%	(50%)	(7)	(5)	29%
Other expenses [4]	(48)	(47)	(78)	(54)	(53)	(10%)	2%	(98)	(107)	(9%)
Income tax expense [5]	(87)	(106)	(181)	(139)	(83)	5%	40%	(184)	(222)	(21%)

Ongoing Operations core earnings	263	278	379	281	247	(6%)	(12%)	560	528	(6%)

Other Operations core earnings (losses) [6]	(51)	(32)	(1)	23	(86)	(69%)	NM	(27)	(63)	(133%)

Total Property & Casualty core earnings	212	246	378	304	161	(24%)	(47%)	533	465	(13%)

Total Corporate core losses [1][3]	(83)	(85)	(74)	(124)	(200)	(141%)	(61%)	(198)	(324)	(64%)

CONSOLIDATED
Core earnings (losses)	622	660	689	545	92	(85%)	(83%)	(553)	637	NM
Add: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses) [7][8]	(637)	(880)	(132)	(226)	(16)	97%	93%	(671)	(242)	64%

Net income (loss)	$(15)	$(220)	$557	$319	$76	NM	(76%)	$(1,224)	$395	NM

PER SHARE DATA [9]
Diluted earnings (losses) per common share
Core earnings (losses) available to common shareholders	$1.90	$1.56	$1.51	$0.14	$0.17	(91%)	22%	$(1.72)	$0.31	NM
Net income (loss) available to common shareholders	$(0.06)	$(0.79)	$1.19	$(0.42)	$0.14	NM	NM	$(3.80)	$(0.24)	94%

[1]	Included in Life are the after-tax restructuring charges of $54, $18 and $17 recorded in the three months ended June 30, 2009, September 30, 2009 and December 31, 2009, respectively. Also, included in Corporate are the after-tax restructuring charges of $4, $4 and $6 recorded in the three months ended September 30, 2009, December 31, 2009 and June 30, 2010, respectively.

[2]	Includes the after-tax charge of $40 recorded in the six months ended June 30, 2009, for the effect of the triggering of the guaranteed minimum income benefit for the 3Win product on amortization of deferred policy acquisition costs and policyholder benefits. See page L-14 for additional information on the 3Win Trigger.

[3]	Includes an after-tax charge of $32 for Goodwill impairments in the six months ended June 30, 2009 and an after-tax charge of $47 for a litigation settlement in the three months ended March 31, 2010 and six months ended June 30, 2010. Also, includes an after-tax charge of $100 for Goodwill impairments in the three and six months ended June 30, 2010.

[4]	The three months ended December 31, 2009 included a $15 increase in litigation reserves and a $9 increase in estimated non-income tax liabilities.

[5]	The three months ended March 31, 2010 and six months ended June 30, 2010 included a tax charge of $19 related to a decrease in deferred tax assets as a result of recent federal legislation that will reduce the tax deduction available to the Company related to retiree healthcare costs beginning in 2013.

[6]	The three and six months ended June 30, 2009 included an asbestos reserve increase of $90, after-tax, partially offset by a decrease in the allowance for uncollectible reinsurance of $13, after-tax. The three months ended September 30, 2009 included an environmental reserve increase of $49, after-tax. The three months ended December 31, 2009 included an unallocated loss adjustment expense reserve increase of $16, after-tax. The three and six months ended June 30, 2010 included an asbestos reserve increase of $110, after-tax.

[7]	Includes those net realized capital losses not included in core earnings (losses). See pages C-9 and C-10 for further analysis.

[8]	See pages C-12 and C-13 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

[9]	See page C-8 for reconciliation of net income (loss) per common share to core earnings (losses) per common share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
LIFE
Global Annuity Division
Global Annuity- U.S.	$61	$89	$122	$95	$98	61%	3%	$126	$193	53%
Global Annuity- International [2]	32	58	64	51	59	84%	16%	1	110	NM
Total Global Annuity Division	93	147	186	146	157	69%	8%	127	303	139%
Retirement	11	19	15	36	35	NM	(3%)	12	71	NM
Individual Life	41	50	33	40	55	34%	38%	67	95	42%
Group Benefits	41	85	79	50	34	(17%)	(32%)	107	84	(21%)
Institutional	(5)	(6)	(8)	(7)	4	NM	NM	(25)	(3)	88%
Other [1]	(46)	(27)	2	21	14	NM	(33%)	(41)	35	NM

Total Life core earnings excluding DAC unlock [1][2]	135	268	307	286	299	121%	5%	247	585	137%
DAC Unlock	358	231	78	79	(168)	NM	NM	(1,135)	(89)	92%

Total Life core earnings (losses) [1][2]	493	499	385	365	131	(73%)	(64%)	(888)	496	NM

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results Before Catastrophes and Prior Year Development:
Personal Lines	100	54	34	88	68	(32%)	(23%)	227	156	(31%)
Small Commercial	107	90	108	86	91	(15%)	6%	205	177	(14%)
Middle Market	42	15	19	11	9	(79%)	(18%)	69	20	(71%)
Specialty Commercial	(10)	(9)	20	5	(10)	—	NM	(11)	(5)	55%

Total Ongoing Operations underwriting results before catastrophes and prior year development	239	150	181	190	158	(34%)	(17%)	490	348	(29%)
Catastrophes, excluding prior year development	(142)	(115)	16	(79)	(229)	(61%)	(190%)	(207)	(308)	(49%)
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	3	9	10	5	(8)	NM	NM	(2)	(3)	(50%)
Other loss and loss adjustment expenses	56	126	156	85	157	180%	85%	129	242	88%

Total Ongoing Operations underwriting results	156	170	363	201	78	(50%)	(61%)	410	279	(32%)
Net servicing income	7	10	12	7	10	43%	43%	15	17	13%
Net investment income	239	254	265	268	298	25%	11%	424	566	33%
Periodic net coupon settlements on credit derivatives, before-tax	(4)	(3)	(2)	(2)	(3)	25%	(50%)	(7)	(5)	29%
Other expenses [4]	(48)	(47)	(78)	(54)	(53)	(10%)	2%	(98)	(107)	(9%)
Income tax expense [5]	(87)	(106)	(181)	(139)	(83)	5%	40%	(184)	(222)	(21%)

Ongoing Operations core earnings	263	278	379	281	247	(6%)	(12%)	560	528	(6%)

Other Operations core earnings (losses) [6]	(51)	(32)	(1)	23	(86)	(69%)	NM	(27)	(63)	(133%)

Total Property & Casualty core earnings	212	246	378	304	161	(24%)	(47%)	533	465	(13%)

CORPORATE
Total Corporate core losses [1][3]	(83)	(85)	(74)	(124)	(200)	(141%)	(61%)	(198)	(324)	(64%)

CONSOLIDATED
Core earnings (losses)	622	660	689	545	92	(85%)	(83%)	(553)	637	NM
Add: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses) [7][8]	(637)	(880)	(132)	(226)	(16)	97%	93%	(671)	(242)	64%

Net income (loss)	$(15)	$(220)	$557	$319	$76	NM	(76%)	$(1,224)	$395	NM

[1]	Included in Life are the after-tax restructuring charges of $54, $18 and $17 recorded in the three months ended June 30, 2009, September 30, 2009 and December 31, 2009, respectively. Also, included in Corporate are the after-tax restructuring charges of $4, $4 and $6 recorded in the three months ended September 30, 2009, December 31, 2009 and June 30, 2010, respectively.

[2]	Includes the after-tax charge of $40 recorded in the six months ended June 30, 2009, for the effect of the triggering of the guaranteed minimum income benefit for the 3Win product on amortization of deferred policy acquisition costs and policyholder benefits. See page L-14 for additional information on the 3Win Trigger.

[3]	Includes an after-tax charge of $32 for Goodwill impairments in the six months ended June 30, 2009 and an after-tax charge of $47 for a litigation settlement in the three months ended March 31, 2010 and six months ended June 30, 2010. Also, includes an after-tax charge of $100 for Goodwill impairments in the three and six months ended June 30, 2010.

[4]	The three months ended December 31, 2009 included a $15 increase in litigation reserves and a $9 increase in estimated non-income tax liabilities.

[5]	The three months ended March 31, 2010 and six months ended June 30, 2010 included a tax charge of $19 related to a decrease in deferred tax assets as a result of recent federal legislation that will reduce the tax deduction available to the Company related to retiree healthcare costs beginning in 2013.

[6]	The three and six months ended June 30, 2009 included an asbestos reserve increase of $90, after-tax, partially offset by a decrease in the allowance for uncollectible reinsurance of $13, after-tax. The three months ended September 30, 2009 included an environmental reserve increase of $49, after-tax. The three months ended December 31, 2009 included an unallocated loss adjustment expense reserve increase of $16, after-tax. The three and six months ended June 30, 2010 included an asbestos reserve increase of $110, after-tax.

[7]	Includes those net realized capital losses not included in core earnings (losses). See pages C-9 and C-10 for further analysis.

[8]	See pages C-12 and C-13 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

C-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
THREE MONTHS ENDED JUNE 30, 2009 AND 2010

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2009	2010	Change	2009	2010	Change	2009	2010	Change	2009	2010	Change
Earned premiums	$1,114	$1,096	(2%)	$2,478	$2,410	(3%)	$—	$—	—	$3,592	$3,506	(2%)
Fee income	1,059	1,192	13%	—	—	—	3	3	—	1,062	1,195	13%
Net investment income (loss):
Securities available-for-sale and other	739	807	9%	280	340	21%	2	6	NM	1,021	1,153	13%
Equity securities, trading [1]	2,523	(2,649)	NM	—	—	—	—	—	—	2,523	(2,649)	NM

Total net investment income (loss)	3,262	(1,842)	NM	280	340	21%	2	6	NM	3,544	(1,496)	NM
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(449)	(254)	43%	(113)	(38)	66%	—	—	—	(562)	(292)	48%
OTTI losses recognized in other comprehensive income	183	162	(11%)	65	22	(66%)	—	—	—	248	184	(26%)

Net OTTI losses recognized in earnings	(266)	(92)	65%	(48)	(16)	67%	—	—	—	(314)	(108)	66%
Net realized capital gains (losses), excluding OTTI losses recognized in earnings	(63)	67	NM	(30)	52	NM	(274)	—	100%	(367)	119	NM

Total net realized capital gains (losses)	(329)	(25)	92%	(78)	36	NM	(274)	—	100%	(681)	11	NM
Other revenues	—	—	—	120	120	—	—	—	—	120	120	—

Total revenues	5,106	421	(92%)	2,800	2,906	4%	(269)	9	NM	7,637	3,336	(56%)

Benefits, losses and loss adjustment expenses	1,354	1,801	33%	1,738	1,791	3%	—	—	—	3,092	3,592	16%
Benefits, losses and loss adjustment expenses — returns credited on International variable annuities [1]	2,523	(2,649)	NM	—	—	—	—	—	—	2,523	(2,649)	NM
Amortization of deferred policy acquisition costs and present value of future profits	156	430	176%	518	508	(2%)	—	—	—	674	938	39%
Insurance operating costs and expenses	769	758	(1%)	190	211	11%	—	—	—	959	969	1%
Interest expense	—	—	—	—	—	—	119	132	11%	119	132	11%
Goodwill impairment	—	—	—	—	—	—	—	153	—	—	153	—
Other expenses	75	18	(76%)	163	163	—	14	27	93%	252	208	(17%)

Total benefits and expenses	4,877	358	(93%)	2,609	2,673	2%	133	312	135%	7,619	3,343	(56%)

Income (loss) before income taxes	229	63	(72%)	191	233	22%	(402)	(303)	25%	18	(7)	NM

Income tax expense (benefit)	53	(25)	NM	18	45	150%	(38)	(103)	(171%)	33	(83)	NM

Net income (loss)	176	88	(50%)	173	188	9%	(364)	(200)	45%	(15)	76	NM

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses) [2]	(317)	(43)	86%	(39)	27	NM	(281)	—	100%	(637)	(16)	97%

Core earnings (losses)	$493	$131	(73%)	$212	$161	(24%)	$(83)	$(200)	(141%)	$622	$92	(85%)

[1]	Includes investment income and mark-to-market effects of equity securities, trading, supporting the Global Annuity-International variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	See page C-12 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2009 AND 2010

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2009	2010	Change	2009	2010	Change	2009	2010	Change	2009	2010	Change
Earned premiums	$2,432	$2,203	(9%)	$4,989	$4,830	(3%)	$—	$—	—	$7,421	$7,033	(5%)
Fee income	2,223	2,378	7%	—	—	—	6	6	—	2,229	2,384	7%
Net investment income (loss):
Securities available-for-sale and other	1,428	1,551	9%	505	649	29%	8	13	63%	1,941	2,213	14%
Equity securities, trading [1]	1,799	(1,948)	NM	—	—	—	—	—	—	1,799	(1,948)	NM

Total net investment income (loss)	3,227	(397)	NM	505	649	29%	8	13	63%	3,740	265	(93%)
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(634)	(574)	9%	(149)	(58)	61%	(3)	—	100%	(786)	(632)	20%
OTTI losses recognized in other comprehensive income	183	344	88%	65	28	(57%)	—	—	—	248	372	50%

Net OTTI losses recognized in earnings	(451)	(230)	49%	(84)	(30)	64%	(3)	—	100%	(538)	(260)	52%
Net realized capital gains (losses), excluding OTTI losses recognized in earnings	487	(31)	NM	(317)	26	NM	(229)	—	100%	(59)	(5)	92%

Total net realized capital gains (losses)	36	(261)	NM	(401)	(4)	99%	(232)	—	100%	(597)	(265)	56%
Other revenues	—	—	—	238	238	—	—	—	—	238	238	—

Total revenues	7,918	3,923	(50%)	5,331	5,713	7%	(218)	19	NM	13,031	9,655	(26%)

Benefits, losses and loss adjustment expenses	4,413	3,384	(23%)	3,316	3,341	1%	—	—	—	7,729	6,725	(13%)
Benefits, losses and loss adjustment expenses — returns credited on International variable annuities [1]	1,799	(1,948)	NM	—	—	—	—	—	—	1,799	(1,948)	NM
Amortization of deferred policy acquisition costs and present value of future profits	1,892	573	(70%)	1,041	1,016	(2%)	—	—	—	2,933	1,589	(46%)
Insurance operating costs and expenses	1,506	1,508	—	351	380	8%	—	—	—	1,857	1,888	2%
Interest expense	—	—	—	—	—	—	239	252	5%	239	252	5%
Goodwill impairment	—	—	—	—	—	—	32	153	NM	32	153	NM
Other expenses	90	34	(62%)	322	327	2%	29	107	NM	441	468	6%

Total benefits and expenses	9,700	3,551	(63%)	5,030	5,064	1%	300	512	71%	15,030	9,127	(39%)

Income (loss) before income taxes	(1,782)	372	NM	301	649	116%	(518)	(493)	5%	(1,999)	528	NM

Income tax expense (benefit)	(700)	98	NM	16	204	NM	(91)	(169)	(85%)	(775)	133	NM

Net income (loss)	(1,082)	274	NM	285	445	56%	(427)	(324)	24%	(1,224)	395	NM

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses) [2]	(194)	(222)	(14%)	(248)	(20)	92%	(229)	—	100%	(671)	(242)	64%

Core earnings (losses)	$(888)	$496	NM	$533	$465	(13%)	$(198)	$(324)	(64%)	$(553)	$637	NM

[1]	Includes investment income and mark-to-market effects of equity securities, trading, supporting the International variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	See page C-13 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF DECEMBER 31, 2009 AND JUNE 30, 2010

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	Dec. 31,	Jun. 30,		Dec. 31,	Jun. 30,		Dec. 31,	Jun. 30,		Dec. 31,	Jun. 30,
	2009	2010	Change	2009	2010	Change	2009	2010	Change	2009	2010	Change
Investments
Fixed maturities, available-for-sale, at fair value	$46,912	$52,652	12%	$23,911	$24,196	1%	$330	$284	(14%)	$71,153	$77,132	8%
Equity securities, trading, at fair value	32,321	30,183	(7%)	—	—	—	—	—	—	32,321	30,183	(7%)
Equity securities, available-for-sale, at fair value	680	589	(13%)	453	426	(6%)	88	88	—	1,221	1,103	(10%)
Mortgage loans	5,002	3,956	(21%)	671	474	(29%)	265	243	(8%)	5,938	4,673	(21%)
Policy loans, at outstanding balance	2,174	2,182	—	—	—	—	—	—	—	2,174	2,182	—
Limited partnerships and other alternative investments	845	878	4%	945	896	(5%)	—	—	—	1,790	1,774	(1%)
Other investments	457	2,147	NM	93	95	2%	52	51	(2%)	602	2,293	NM
Short-term investments	7,079	5,356	(24%)	1,283	1,548	21%	1,995	1,827	(8%)	10,357	8,731	(16%)

Total investments	95,470	97,943	3%	27,356	27,635	1%	2,730	2,493	(9%)	125,556	128,071	2%
Cash	1,898	2,632	39%	240	363	51%	4	3	(25%)	2,142	2,998	40%
Premiums receivable and agents’ balances	396	343	(13%)	3,008	3,028	1%	—	—	—	3,404	3,371	(1%)
Reinsurance recoverables	2,190	2,441	11%	3,194	3,044	(5%)	—	—	—	5,384	5,485	2%
Deferred policy acquisition costs and present value of future profits	9,423	8,421	(11%)	1,263	1,268	—	—	—	—	10,686	9,689	(9%)
Deferred income taxes	1,679	886	(47%)	1,468	1,077	(27%)	793	865	9%	3,940	2,828	(28%)
Goodwill	470	470	—	149	149	—	585	432	(26%)	1,204	1,051	(13%)
Property and equipment, net	322	433	34%	685	696	2%	19	21	11%	1,026	1,150	12%
Other assets	2,492	3,299	32%	1,039	1,173	13%	450	152	(66%)	3,981	4,624	16%
Separate account assets	150,394	154,883	3%	—	—	—	—	—	—	150,394	154,883	3%

Total assets	$264,734	$271,751	3%	$38,402	$38,433	—	$4,581	$3,966	(13%)	$307,717	$314,150	2%

Future policy benefits, unpaid losses and loss adjustment expenses	$17,980	$18,529	3%	$21,651	$21,479	(1%)	$—	$—	—	$39,631	$40,008	1%
Other policyholder funds and benefits payable	45,852	46,394	1%	—	—	—	—	—	—	45,852	46,394	1%
Other policyholder funds and benefits payable - International variable annuities	32,296	30,161	(7%)	—	—	—	—	—	—	32,296	30,161	(7%)
Unearned premiums	168	169	1%	5,055	5,124	1%	(2)	(2)	—	5,221	5,291	1%
Debt	68	—	(100%)	—	—	—	5,771	6,600	14%	5,839	6,600	13%
Consumer notes	1,136	452	(60%)	—	—	—	—	—	—	1,136	452	(60%)
Other liabilities	5,284	7,963	51%	2,113	1,806	(15%)	2,057	1,701	(17%)	9,454	11,470	21%
Separate account liabilities	150,394	154,883	3%	—	—	—	—	—	—	150,394	154,883	3%

Total liabilities	253,178	258,551	2%	28,819	28,409	(1%)	7,826	8,299	6%	289,823	295,259	2%

Common equity, excluding AOCI	13,254	13,510	2%	10,103	10,060	—	(5,140)	(3,856)	25%	18,217	19,714	8%
Preferred stock	—	—	—	—	—	—	2,960	556	(81%)	2,960	556	(81%)
AOCI, net of tax	(1,727)	(310)	82%	(520)	(36)	93%	(1,065)	(1,033)	3%	(3,312)	(1,379)	58%

Total stockholders’ equity	11,527	13,200	15%	9,583	10,024	5%	(3,245)	(4,333)	(34%)	17,865	18,891	6%
Noncontrolling Interest	29	—	(100%)	—	—	—	—	—	—	29	—	(100%)

Total equity	11,556	13,200	14%	9,583	10,024	5%	(3,245)	(4,333)	(34%)	17,894	18,891	6%

Total liabilities and equity	$264,734	$271,751	3%	$38,402	$38,433	—	$4,581	$3,966	(13%)	$307,717	$314,150	2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over
						Year	Sequential
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month
	2009	2009	2009	2010	2010	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt and capital lease obligations)	$342	$342	$343	$275	$—	(100%)	(100%)
Senior notes	3,778	3,778	3,779	4,877	4,879	29%	—
Junior subordinated debentures	1,712	1,715	1,717	1,720	1,721	1%	—

Total debt [1]	$5,832	$5,835	$5,839	$6,872	$6,600	13%	(4%)

STOCKHOLDERS’ EQUITY
Common stockholders’ equity, excluding AOCI, net of tax	$17,131	$17,733	$18,217	$19,661	$19,714	15%	—
Preferred stock	2,921	2,940	2,960	556	556	(81%)	—
AOCI, net of tax	(6,610)	(3,217)	(3,312)	(2,377)	(1,379)	79%	42%

Total stockholders’ equity	$13,442	$17,456	$17,865	$17,840	$18,891	41%	6%

CAPITALIZATION
Total capitalization, including AOCI, net of tax	$19,274	$23,291	$23,704	$24,712	$25,491	32%	3%

Total capitalization, excluding AOCI, net of tax	$25,884	$26,508	$27,016	$27,089	$26,870	4%	(1%)

DEBT TO CAPITALIZATION RATIOS [1]

Total debt to capitalization, including AOCI	30.3%	25.1%	24.6%	27.8%	25.9%	(4.4)	(1.9)

Total debt to capitalization, excluding AOCI	22.5%	22.0%	21.6%	25.4%	24.6%	2.1	(0.8)

Total rating agency adjusted debt to capitalization [2] [3] [4]	32.7%	31.9%	31.9%	26.0%	29.7%	(3.0)	3.7

[1]	The Hartford excludes consumer notes from total debt for capital structure analysis. Consumer notes were $1,199, $1,193, $1,136, $834 and $452 as of June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010, respectively.

[2]	Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and six times the Company’s rental expense on operating leases for total adjustments of $1.4 billion, $1.4 billion, $1.5 billion, $1.4 billion and $1.4 billion for the three months ended June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010, respectively.

[3]	Effective June 30, 2010, due to a rating agency methodology change, total adjusted debt to capitalization reflects 25% equity credit for the junior subordinated debentures and the discount value of the Allianz transaction. In addition, this methodology change now includes total AOCI. All prior periods reflect 75% equity credit for the junior subordinated debentures and the discount value of the Allianz transaction and reflects only the deferred pension losses component of AOCI. As of June 30, 2010, the impact on total adjusted debt to capitalization of the change in equity credit from 75% to 25% is 4.2 percentage points and the impact of the AOCI change is 0.3 percentage points.

[4]	Reflects 25% equity credit for the preferred stock of the CPP transaction and 100% equity credit for the mandatory convertible preferred stock.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE LOSS

		PROPERTY &
	LIFE	CASUALTY	CORPORATE	CONSOLIDATED

As of June 30, 2010
Fixed maturities net unrealized gain (loss)	$(851)	$31	$1	$(819)
Equities net unrealized gain (loss)	(35)	(57)	—	(92)
Other-than-temporary impairment losses recognized in AOCI	(131)	(40)	—	(171)
Net deferred gain on cash-flow hedging instruments	454	31	1	486

Total net unrealized gain (loss)	(563)	(35)	2	(596)
Foreign currency translation adjustments	253	(13)	—	240
Pension and other postretirement adjustment	—	12	(1,035)	(1,023)

Total accumulated other comprehensive loss	$(310)	$(36)	$(1,033)	$(1,379)

As of December 31, 2009
Fixed maturities net unrealized loss	$(1,978)	$(437)	$(1)	$(2,416)
Equities net unrealized gain (loss)	(33)	(42)	2	(73)
Other-than-temporary impairment losses recognized in AOCI	(168)	(56)	—	(224)
Net deferred gain on cash-flow hedging instruments	236	20	1	257

Total net unrealized gain (loss)	(1,943)	(515)	2	(2,456)
Foreign currency translation adjustments	216	(17)	—	199
Pension and other postretirement adjustment	—	12	(1,067)	(1,055)

Total accumulated other comprehensive loss	$(1,727)	$(520)	$(1,065)	$(3,312)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSSES) PER COMMON SHARE

	THREE MONTHS ENDED					SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	JUNE 30,
	2009	2009	2009	2010	2010	2009	2010
Numerator:
Net income (loss)	$(15)	$(220)	$557	$319	$76	$(1,224)	$395
Less: MCP preferred dividends	—	—	—	1	11	—	12
Less: CPP preferred dividends and accretion of discount	3	62	62	482	—	3	482

Net income (loss) available to common shareholders	(18)	(282)	495	(164)	65	(1,227)	(99)
Add: Impact of assumed conversion of preferred shares to common [4]	—	—	—	—	—	—	—

Net income (loss) available to common shareholders and assumed conversion of preferred shares	(18)	(282)	495	(164)	65	(1,227)	(99)

Net income (loss) available to common shareholders	(18)	(282)	495	(164)	65	(1,227)	(99)
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses) [1]	(637)	(880)	(132)	(226)	(16)	(671)	(242)

Core earnings (losses) available to common shareholders	$619	$598	$627	$62	$81	$(556)	$143
Add: Impact of assumed conversion of preferred shares to common [4]	—	—	—	—	—	—	—

Core earnings (losses) available to common shareholders and assumed conversion of preferred shares	619	598	627	62	81	(556)	143

Denominator:
Weighted average common shares outstanding (basic)	325.4	356.1	382.7	393.7	443.9	323.1	418.8
Dilutive effect of stock compensation	0.7	1.1	1.3	1.2	1.1	0.7	1.2
Dilutive effect of CPP Warrants [2]	0.5	25.3	32.0	32.3	32.6	0.2	32.5
Dilutive effect of Allianz warrants [3]	—	—	0.2	1.3	2.6	—	1.9

Weighted average common shares outstanding and dilutive potential common shares (diluted), before assumed conversion of preferred shares	326.6	382.5	416.2	428.5	480.2	324.0	454.4
Dilutive effect of assumed conversion of MCP [4]	—	—	—	—	—	—	—

Weighted average common shares outstanding and dilutive potential common shares (diluted) and assumed conversion of preferred shares	326.6	382.5	416.2	428.5	480.2	324.0	454.4

Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$(0.06)	$(0.79)	$1.29	$(0.42)	$0.15	$(3.80)	$(0.24)
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses), and MCP preferred dividends	(1.96)	(2.47)	(0.35)	(0.58)	(0.03)	(2.08)	(0.58)

Core earnings (losses) available to common shareholders	1.90	1.68	1.64	0.16	0.18	(1.72)	0.34

Diluted earnings (losses) per common share [5]
Net income (loss) available to common shareholders	$(0.06)	$(0.79)	$1.19	$(0.42)	$0.14	$(3.80)	$(0.24)
Add: Impact of assumed conversion of preferred shares to common [4]	—	—	—	—	—	—	—

Net income (loss) available to common shareholders and assumed conversion of preferred shares	(0.06)	(0.79)	1.19	(0.42)	0.14	(3.80)	(0.24)

Net income (loss) available to common shareholders	$(0.06)	$(0.79)	$1.19	$(0.42)	$0.14	$(3.80)	$(0.24)
Add: Difference arising from shares used for the denominator between net loss and core earnings	—	—	—	0.03	—	—	0.02
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses)	(1.96)	(2.35)	(0.32)	(0.53)	(0.03)	(2.08)	(0.53)

Core earnings (losses) available to common shareholders	1.90	1.56	1.51	0.14	0.17	(1.72)	0.31
Add: Impact of assumed conversion of preferred shares to common [4]	—	—	—	—	—	—	—

Core earnings (losses) available to common shareholders and assumed conversion of preferred shares	1.90	1.56	1.51	0.14	0.17	(1.72)	0.31

[1]	See pages C-12 and C-13 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

[2]	The Hartford issued 52.1 million warrants to purchase The Hartford Common Stock to the U.S. Department of the Treasury on June 26, 2009 at a strike price of $9.79.

[3]	The Hartford issued 69.4 million warrants to purchase The Hartford Common Stock to Allianz on October 17, 2008 at a strike price of $25.23.

[4]	The Hartford issued $575 of mandatory convertible preferred stock which, at March 31, 2010 and June 30, 2010, would have been convertible into 3.4 million and 20.8 million weighted average shares of common stock, respectively. However, the impact of applying the “if-converted” method to these shares was anti-dilutive and, therefore, the shares were not included in core earnings available to common shareholders and assumed conversion of preferred shares.

[5]	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER-TAX AND DAC
THREE MONTHS ENDED JUNE 30, 2009 AND 2010

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2009	2010	Change	2009	2010	Change	2009	2010	Change	2009	2010	Change
Net Realized Capital Gains (Losses), After-Tax and DAC

Gains/losses on sales, net	$(78)	$121	NM	$22	$29	32%	$—	$—	—	$(56)	$150	NM
Net impairment losses	(176)	(52)	70%	(31)	(10)	68%	—	—	—	(207)	(62)	70%
Japanese fixed annuity contract hedges, net [1]	(4)	17	NM	—	—	—	—	—	—	(4)	17	NM
Results of variable annuity hedge program
GMWB derivatives, net	323	(235)	NM	—	—	—	—	—	—	323	(235)	NM
Macro hedge program	(333)	193	NM	—	—	—	—	—	—	(333)	193	NM

Total results of variable annuity hedge program	(10)	(42)	NM	—	—	—	—	—	—	(10)	(42)	NM
Other net gain (loss) [2]	(59)	(85)	(44%)	(32)	7	NM	(281)	—	100%	(372)	(78)	79%

Total net realized capital gains (losses), after-tax and DAC	$(327)	$(41)	87%	$(41)	$26	NM	$(281)	$—	100%	$(649)	$(15)	98%

Reconciliation of Net Realized Capital Gains (Losses), net of tax and DAC, excluded from Core Earnings (Losses) to Total Net Realized Capital Gains (Losses) — After-Tax and DAC

Total net realized capital losses	$(327)	$(41)	87%	$(41)	$26	NM	$(281)	$—	100%	$(649)	$(15)	98%
Less: total net realized capital gains (losses) included in core earnings (losses)	(10)	2	NM	(2)	(1)	50%	—	—	—	(12)	1	NM

Total net realized capital losses, after tax and DAC, excluded from core earnings (losses)	$(317)	$(43)	86%	$(39)	$27	NM	$(281)	$—	100%	$(637)	$(16)	97%

[1]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized loss of $3 and $8 would have been recognized as an adjustment to this amount in the three months ended June 30, 2009 and 2010, respectively.

[2]	Other net gain (loss) includes approximately $300 in losses related to a contingent obligation associated with the Allianz transaction, recorded in Corporate for the three months ended June 30, 2009. Other net gain (loss) also includes valuation allowances on mortgage loans, losses on Japan 3 Win related to foreign currency swaps, changes in fair value on non-qualifying derivatives and other investment gains and losses recorded in Life, P&C, and Corporate for the three months ended June 30, 2010.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER-TAX AND DAC
SIX MONTHS ENDED JUNE 30, 2009 AND 2010

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2009	2010	Change	2009	2010	Change	2009	2010	Change	2009	2010	Change
Net Realized Capital Gains (Losses), After-Tax and DAC

Gains/losses on sales, net	$(207)	$107	NM	$(147)	$14	NM	$—	$—	—	$(354)	$121	NM
Net impairment losses	(291)	(154)	47%	(55)	(24)	56%	(2)	—	100%	(348)	(178)	49%
Japanese fixed annuity contract hedges, net [1]	23	7	(70%)	—	—	—	—	—	—	23	7	(70%)
Results of variable annuity hedge programs
GMWB derivatives, net [2]	557	(151)	NM	—	—	—	—	—	—	557	(151)	NM
Macro hedge program	(228)	118	NM	—	—	—	—	—	—	(228)	118	NM

Total results of variable annuity hedge program	329	(33)	NM	—	—	—	—	—	—	329	(33)	NM
Other net gain (loss) [3]	(68)	(146)	(115%)	(50)	(13)	74%	(227)	—	100%	(345)	(159)	54%

Total net realized capital losses, after-tax and DAC	$(214)	$(219)	(2%)	$(252)	$(23)	91%	$(229)	$—	100%	$(695)	$(242)	65%

Reconciliation of Net Realized Capital Gains (Losses), net of tax and DAC, excluded from Core Earnings (Losses) to Total Net Realized Capital Gains (Losses) — After-Tax and DAC

Total net realized capital gains (losses)	$(214)	$(219)	(2%)	$(252)	$(23)	91%	$(229)	$—	100%	$(695)	$(242)	65%
Less: total net realized capital losses included in core earnings (losses)	(20)	3	NM	(4)	(3)	25%	—	—	—	(24)	—	100%

Total net realized capital gains (losses), after-tax and DAC, excluded from core earnings (losses)	$(194)	$(222)	(14%)	$(248)	$(20)	92%	$(229)	$—	100%	$(671)	$(242)	64%

[1]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized gain of $1 and loss of $5 would have been recognized as an adjustment to this amount in the six months ended June 30, 2009 and 2010, respectively.

[2]	Represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure. The net gain for the six months ended June 30, 2010 was primarily due to gains resulting from liability model assumption updates of $260, the relative outperformance of the underlying actively managed funds as compared to their respective indices, a decrease in equity market volatility, an increase in interest rates, and the impact of the Company’s own credit spread for the year ended, partially offset by losses resulting from an increase in the equity markets.

[3]	Other net gain (loss) includes approximately $300 in losses related to a contingent obligation associated with the Allianz transaction, recorded in Corporate for the six months ended June 30, 2009. Other net gain (loss) also also includes valuation allowances on mortgage loans, losses on Japan 3 Win related to foreign currency swaps, changes in fair value on non-qualifying derivatives and other investment gains and losses recorded in Life, P&C, and Corporate for the six months ended June 30, 2010.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,
	2009	2009	2009	2010	2010

Numerator [1]:
Net income (loss) available to common shareholders — last 12 months	$(4,672)	$(2,323)	$(1,014)	$32	$126
Core earnings (losses) available to common shareholders — last 12 months	$(1,194)	$(174)	$669	$1,907	$1,380

Denominator [2]:
Average common stockholders’ equity, including AOCI	13,672.5	13,536.5	12,086.5	12,850.0	14,706.0
Less: Average AOCI	(4,695.0)	(3,686.0)	(5,416.0)	(5,089.0)	(3,994.5)

Average common stockholders’ equity, excluding AOCI	18,367.5	17,222.5	17,502.5	17,939.0	18,700.5

ROE (net income (loss) last 12 months to common stockholders’ equity, including AOCI) [3]	(34.2%)	(17.2%)	(8.4%)	0.2%	0.9%
ROE (core earnings (losses) last 12 months to common stockholders’ equity, excluding AOCI) [3]	(6.5%)	(1.0%)	3.8%	10.6%	7.4%

[1]	For a reconciliation of net income (loss) to core earnings (losses), see page C-8.

[2]	Average equity is calculated by taking the sum of common stockholders’ equity at the beginning of the twelve month period and common stockholders’ equity at the end of the twelve month period and dividing by 2.

[3]	When calculating return-on-equity, the MCP preferred stock is included in average common stockholders’ equity and

MCP preferred dividends are excluded from net loss available to common shareholders and core earnings (losses) available to common sharholders.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER-TAX AND DAC EXCLUDED FROM CORE EARNINGS [1]

		Global Annuity-
	Global Annuity-	International-	Global Annuity-		Individual	Group
	U.S.	Japan	International	Retirement	Life	Benefits	Institutional	Total Life [2]	Ongoing	Other Ops	Total P&C	Total Corporate	Consolidated

Three months ended June 30, 2009

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	(5)	(55)	(27)	(78)	(48)	(41)	(93)	(320)	(76)	2	(74)	(274)	(668)
Less: Impacts of deferred policy acquisition costs (“DAC”)	177	8	19	(9)	(7)	—	—	174	—	—	—	—	174
Less: Impacts of tax	(63)	(22)	(23)	(22)	(14)	(14)	(32)	(177)	(35)	—	(35)	7	(205)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	(119)	(41)	(23)	(47)	(27)	(27)	(61)	(317)	(41)	2	(39)	(281)	(637)

Three months ended September 30, 2009

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	(622)	(173)	(160)	(88)	(33)	(31)	(144)	(1,125)	(76)	(11)	(87)	(3)	(1,215)
Less: Impacts of deferred policy acquisition costs (“DAC”)	141	13	18	(12)	2	—	—	145	—	—	—	—	145
Less: Impacts of tax	(267)	(65)	(65)	(27)	(11)	(11)	(50)	(448)	(27)	(4)	(31)	(1)	(480)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	(496)	(121)	(113)	(49)	(24)	(20)	(94)	(822)	(49)	(7)	(56)	(2)	(880)

Three months ended December 31, 2009

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	149	27	(26)	(103)	(30)	(53)	(257)	(390)	184	15	199	7	(184)
Less: Impacts of deferred policy acquisition costs (“DAC”)	19	(12)	(4)	(13)	(4)	—	—	(3)	—	—	—	—	(3)
Less: Impacts of tax	45	13	9	(31)	(9)	(19)	(91)	(120)	65	4	69	2	(49)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	85	26	(31)	(59)	(17)	(34)	(166)	(267)	119	11	130	5	(132)

Three months ended March 31, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	(51)	(65)	(73)	(13)	(26)	10	(75)	(234)	(34)	(4)	(38)	—	(272)
Less: Impacts of deferred policy acquisition costs (“DAC”)	(63)	5	2	(3)	—	—	—	(63)	—	—	—	—	(63)
Less: Impacts of tax	11	(24)	(25)	7	(3)	9	6	8	9	—	9	—	17

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	1	(46)	(50)	(17)	(23)	1	(81)	(179)	(43)	(4)	(47)	—	(226)

Three months ended June 30, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	(80)	(21)	(23)	7	59	23	(7)	(24)	19	20	39	—	15
Less: Impacts of deferred policy acquisition costs (“DAC”)	62	(4)	(9)	—	(7)	—	—	47	—	—	—	—	47
Less: Impacts of tax	(49)	(5)	(7)	2	23	9	(2)	(28)	5	7	12	—	(16)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	(93)	(12)	(7)	5	43	14	(5)	(43)	14	13	27	—	(16)

[1]	The above tables show the components of net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses). The impacts of DAC are calculated consistent with the Company’s accounting policy on amortization of DAC.

The impacts of tax are calculated at an effective tax rate of 35% as applicable. Impacts of tax also includes any increase in the deferred tax asset valuation allowance.

[2]	Total Life includes amounts recorded in Other Life which is not separately disclosed.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER-TAX AND DAC EXCLUDED FROM CORE EARNINGS [1]

		Global Annuity-
	Global Annuity-	International-	Global Annuity-		Individual	Group						Total
	U.S.	Japan	International	Retirement	Life	Benefits	Institutional	Total Life [2]	Ongoing	Other Ops	Total P&C	Corporate	Consolidated

Six months ended June 30, 2009

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	481	205	226	(135)	(81)	(37)	(335)	73	(362)	(32)	(394)	(232)	(553)
Less: Impacts of deferred policy acquisition costs (“DAC”)	390	11	21	(12)	(11)	—	—	379	—	—	—	—	379
Less: Impacts of tax	32	68	66	(43)	(25)	(13)	(116)	(112)	(135)	(11)	(146)	(3)	(261)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	59	126	139	(80)	(45)	(24)	(219)	(194)	(227)	(21)	(248)	(229)	(671)

Six months ended June 30, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	(131)	(86)	(96)	(6)	33	33	(82)	(258)	(15)	16	1	—	(257)
Less: Impacts of deferred policy acquisition costs (“DAC”)	(1)	1	(7)	(3)	(7)	—	—	(16)	—	—	—	—	(16)
Less: Impacts of tax	(38)	(29)	(32)	9	20	18	4	(20)	14	7	21	—	1

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	(92)	(58)	(57)	(12)	20	15	(86)	(222)	(29)	9	(20)	—	(242)

[1]	The above tables show the components of net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses). The impacts of DAC are calculated consistent with the Company’s accounting policy on amortization of DAC. The impacts of tax are calculated at an effective tax rate of 35% as applicable. Impacts of tax also includes any increase in the deferred tax asset valuation allowance.

[2]	Total Life includes amounts recorded in Other Life which is not separately disclosed.

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
REVENUES
Global Annuity Division
Global Annuity — U.S. [1]	$496	$561	$583	$608	$651	31%	7%	$1,077	$1,259	17%
Global Annuity — International [1]	249	269	267	243	256	3%	5%	468	499	7%

Total Global Annuity Division	745	830	850	851	907	22%	7%	1,545	1,758	14%

Retirement	277	295	305	337	353	27%	5%	529	690	30%

Individual Life [1]	303	309	310	311	322	6%	4%	655	633	(3%)

Group Benefits	1,176	1,173	1,173	1,208	1,184	1%	(2%)	2,404	2,392	—

Institutional	330	274	277	273	280	(15%)	3%	770	553	(28%)

Other	72	70	71	55	48	(33%)	(13%)	143	103	(28%)

Core revenues before net investment income (loss) on equity securities held for trading	2,903	2,951	2,986	3,035	3,094	7%	2%	6,046	6,129	1%

Net investment income (loss) on equity securities held for trading [2]	2,523	638	751	701	(2,649)	NM	NM	1,799	(1,948)	NM

Total core revenues	$5,426	$3,589	$3,737	$3,736	$445	(92%)	(88%)	$7,845	$4,181	(47%)

Net realized gains (losses), before tax and DAC, excluded from core revenues[1]	(320)	(1,125)	(390)	(234)	(24)	93%	90%	73	(258)	NM

Total revenues	$5,106	$2,464	$3,347	$3,502	$421	(92%)	(88%)	$7,918	$3,923	(50%)

CORE EARNINGS BY SEGMENT
Global Annuity Division
Global Annuity — U.S. [3]	$307	$313	$212	$152	$(14)	NM	NM	$(617)	$138	NM
Global Annuity — International [3] [4]	142	81	54	73	9	(94%)	(88%)	(313)	82	NM

Total Global Annuity Division	449	394	266	225	(5)	NM	NM	(930)	220	NM

Retirement [3]	11	26	16	37	32	191%	(14%)	(42)	69	NM

Individual Life [3]	43	28	30	39	52	21%	33%	43	91	112%

Group Benefits	41	85	79	50	34	(17%)	(32%)	107	84	(21%)

Institutional [3]	(5)	(7)	(8)	(7)	4	NM	NM	(25)	(3)	88%

Other [5]	(46)	(27)	2	21	14	NM	(33%)	(41)	35	NM

Core earnings	493	499	385	365	131	(73%)	(64%)	(888)	496	NM

Net realized losses and other, net of tax and DAC, excluded from core earnings [3] [6]	(317)	(822)	(267)	(179)	(43)	86%	76%	(194)	(222)	(14%)

Net income (loss)	$176	$(323)	$118	$186	$88	(50%)	(53%)	$(1,082)	$274	NM

Stockholders’ ROE (core earnings last 12 months to equity excluding AOCI) [7]	(19.0%)	(8.6%)	(1.4%)	16.5%	12.0%	31.0	(4.5)
Assets under management	$301,672	$334,267	$329,731	$344,971	$336,358	11%	(2%)
DAC capitalization	$196	$186	$180	$170	$147		(14%)
DAC amortization	$156	$172	$137	$143	$430		NM
DAC and PVFP assets	$10,529	$9,785	$9,423	$9,005	$8,421		(6%)
United States Statutory surplus [8]	$6,068	$5,976	$7,287	$7,822	$7,141

[1]	See table on page L-5 that summarizes the DAC unlock impacts on core revenues and total revenues for the three months ended June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010.

[2]	These revenues will fluctuate principally due to the investment income and the mark-to-market adjustment of the trading investment portfolio supporting the variable annuity business in International, principally in Japan. An equal and offsetting amount is recorded in benefits, losses and loss adjustment expenses, and as such has no impact on core earnings or net income.

[3]	See table on page L-5 that summarizes the DAC unlock impacts on core earnings and net income for the three months ended June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010.

[4]	Includes additional 3 Win related charges recorded in the three months ended March 31, 2009 of $40. See Note 2 on page L-14 for additional information on the 3 Win Trigger.

[5]	Includes the after-tax charge of $54, $18, and $17 recorded in the three months ended June 30, 2009, September 30, 2009, and December 31, 2009, respectively, for restructuring.

[6]	See pages C-12 and C-13 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

[7]	Core earnings return on equity is calculated using equity attributed to Life using the Company’s capital attribution methodology.

[8]	Estimated United States statutory surplus at June 30, 2010.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS EXCLUDING IMPACTS OF DAC UNLOCKS [1]

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
REVENUES
Global Annuity Division
Global Annuity — U.S.	$532	$576	$591	$609	$650	22%	7%	$1,041	$1,259	21%
Global Annuity — International	243	270	267	243	256	5%	5%	463	499	8%

Total Global Annuity Division	775	846	858	852	906	17%	6%	1,504	1,758	17%

Retirement	277	295	305	337	353	27%	5%	529	690	30%

Individual Life	305	301	299	306	316	4%	3%	594	622	5%

Group Benefits	1,176	1,173	1,173	1,208	1,184	1%	(2%)	2,404	2,392	—

Institutional	330	274	277	273	280	(15%)	3%	770	553	(28%)

Other	72	70	71	55	48	(33%)	(13%)	143	103	(28%)

Core revenues before net investment income (loss) on equity securities held for trading	2,935	2,959	2,983	3,031	3,087	5%	2%	5,944	6,118	3%

Net investment income (loss) and other on equity securities held for trading	2,523	638	751	701	(2,649)	NM	NM	1,799	(1,948)	NM

Total core revenues, excluding impacts of DAC unlock	$5,458	$3,597	$3,734	$3,732	438	(92%)	(88%)	$7,743	4,170	(46%)

DAC unlock impacts on total revenues	(36)	(10)	4	1	12	NM	NM	114	13	(89%)

Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(316)	(1,123)	(391)	(231)	(29)	91%	87%	61	(260)	NM

Total revenues	$5,106	$2,464	$3,347	$3,502	$421	(92%)	(88%)	$7,918	$3,923	(50%)

CORE EARNINGS BY SEGMENT
Global Annuity Division
Global Annuity — U.S.	$61	$89	$122	$95	$98	61%	3%	$126	$193	53%
Global Annuity — International	32	58	64	51	59	84%	16%	1	110	NM

Total Global Annuity Division	93	147	186	146	157	69%	8%	127	303	139%

Retirement	11	19	15	36	35	NM	(3%)	12	71	NM

Individual Life	41	50	33	40	55	34%	38%	67	95	42%

Group Benefits	41	85	79	50	34	(17%)	(32%)	107	84	(21%)

Institutional	(5)	(6)	(8)	(7)	4	NM	NM	(25)	(3)	88%

Other	(46)	(27)	2	21	14	NM	(33%)	(41)	35	NM

Core earnings, excluding impacts of DAC unlock	135	268	307	286	299	121%	5%	247	585	137%

DAC unlock impacts on net income	360	62	37	85	(230)	NM	NM	(1,130)	(145)	87%

Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(319)	(653)	(226)	(185)	19	NM	NM	(199)	(166)	17%

Net income (loss)	$176	$(323)	$118	$186	$88	(50%)	(53%)	$(1,082)	$274	NM

[1]	This page represents financial results as reported on page L-1 excluding the impacts of the unlocks recorded in the three months ended June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010, and June 30, 2010.

L-1a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
REVENUES
Earned premiums [2]	$1,114	$1,068	$1,063	$1,107	$1,096	(2%)	(1%)	$2,432	$2,203	(9%)
Fee income [2]	1,060	1,137	1,201	1,184	1,187	12%	—	2,208	2,371	7%
Net investment income (loss)
Securities available-for-sale and other	739	748	727	744	807	9%	8%	1,428	1,551	9%
Equity securities held for trading [1]	2,523	638	751	701	(2,649)	NM	NM	1,799	(1,948)	NM

Total net investment income (loss)	3,262	1,386	1,478	1,445	(1,842)	NM	NM	3,227	(397)	NM
Net realized capital gains losses — core	(10)	(2)	(5)	—	4	NM	—	(22)	4	NM

Total core revenues	5,426	3,589	3,737	3,736	445	(92%)	(88%)	7,845	4,181	(47%)

Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(320)	(1,125)	(390)	(234)	(24)	93%	90%	73	(258)	NM

Total revenues	5,106	2,464	3,347	3,502	421	(92%)	(88%)	7,918	3,923	(50%)

BENEFITS AND EXPENSES
Benefits, losses and loss adjustment expenses [2]	1,342	1,400	1,586	1,588	1,795	34%	13%	4,375	3,383	(23%)
Benefits, losses and loss adjustment expenses — Returns credited on International variable annuities [1]	2,523	638	751	701	(2,649)	NM	NM	1,799	(1,948)	NM
Amortization of deferred policy acquisition costs and present value of future profits [2]	(12)	43	141	202	390	NM	93%	1,542	592	(62%)
Insurance operating costs and other expenses [3]	850	812	798	765	775	(9%)	1%	1,605	1,540	(4%)

Total benefits and expenses	4,703	2,893	3,276	3,256	311	(93%)	(90%)	9,321	3,567	(62%)

CORE EARNINGS
Core earnings before income taxes	723	696	461	480	134	(81%)	(72%)	(1,476)	614	NM
Income tax expense	230	197	76	115	3	(99%)	(97%)	(588)	118	NM

Core earnings	493	499	385	365	131	(73%)	(64%)	(888)	496	NM
Net realized losses and other, net of tax and DAC, excluded from core earnings	(317)	(822)	(267)	(179)	(43)	86%	76%	(194)	(222)	(14%)

Net income (loss)	176	(323)	118	186	88	(50%)	(53%)	(1,082)	274	NM

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within interest credited.

[2]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED					SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	JUNE 30,
	2009	2009	2009	2010	2010	2009	2010
Fee Income	$(25)	$(9)	$9	$4	$8	$103	$12
Earned Premiums	(7)	1	(6)	—	(1)	(1)	(1)
Benefits, losses and loss adjustment expense	(345)	(145)	8	(51)	135	754	84
Amortization of deferred policy acquisition costs	(272)	(216)	(129)	(66)	122	1,058	56
Income tax expense (benefit)	227	122	46	42	(82)	(575)	(40)

Core earnings (loss)	358	231	78	79	(168)	(1,135)	(89)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	2	(169)	(41)	6	(62)	5	(56)

Net income (loss)	360	62	37	85	(230)	(1,130)	(145)

[3]	Includes the before-tax charges of $72, $18, and $27 recorded in the three months ended June 30, 2009, September 30, 2009, and December 31, 2009, respectively, for restructuring.

[4]	See pages C-12 and C-13 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
TOTAL ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2009	2009	2009	2010	2010	Change	Change
TOTAL ASSETS UNDER MANAGEMENT
Assets
General account	$113,037	$115,958	$114,340	$114,288	$116,868	3%	2%
Separate account	133,946	155,958	150,394	160,198	154,883	16%	(3%)

Total assets	246,983	271,916	264,734	274,486	271,751	10%	(1%)
Mutual fund assets	54,689	62,351	64,997	70,485	64,607	18%	(8%)

Total assets under management	$301,672	$334,267	$329,731	$344,971	$336,358	11%	(2%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2009	2009	2009	2010	2010	Change	Change
Investments
Fixed maturities, available-for-sale, at fair value	$43,980	$45,927	$46,912	$50,743	$52,648	20%	4%
Equity securities, trading, at fair value	30,813	33,463	32,321	32,053	30,183	(2%)	(6%)
Equity securities, available-for-sale, at fair value	642	690	680	585	589	(8%)	1%
Mortgage loans	5,503	5,365	5,002	4,409	3,956	(28%)	(10%)
Policy loans, at outstanding balance	2,204	2,209	2,174	2,177	2,182	(1%)	—
Limited partnerships and other alternative investments	875	860	845	841	882	1%	5%
Other investments	954	1,513	457	780	2,147	125%	175%
Short-term investments	7,365	7,478	7,079	5,608	5,356	(27%)	(4%)

Total investments	92,336	97,505	95,470	97,196	97,943	6%	1%

Cash	2,196	2,134	1,898	1,807	2,632	20%	46%
Premiums receivable and agents’ balances	374	365	396	342	343	(8%)	—
Reinsurance recoverable	2,549	2,355	2,190	2,028	2,441	(4%)	20%
Deferred policy acquisition costs and present value of future profits	10,529	9,785	9,423	9,005	8,421	(20%)	(6%)
Deferred income taxes	2,528	1,637	1,679	1,248	886	(65%)	(29%)
Goodwill	470	470	470	470	470	—	—
Property and equipment, net	355	343	322	313	433	22%	38%
Other assets	1,700	1,364	2,492	1,879	3,299	94%	76%
Separate account assets	133,946	155,958	150,394	160,198	154,883	16%	(3%)

Total assets	$246,983	$271,916	$264,734	$274,486	$271,751	10%	(1%)

Future policy benefits, unpaid losses and loss adjustment expenses	$18,153	$17,950	$17,980	$17,990	$18,529	2%	3%
Other policyholder funds and benefits payable	49,257	47,996	45,852	45,388	46,394	(6%)	2%
Other policyholder funds payable — International variable annuities	30,793	33,439	32,296	32,027	30,161	(2%)	(6%)
Unearned premiums	145	168	168	168	169	17%	1%
Consumer Notes	1,199	1,193	1,136	834	452	(62%)	(46%)
Debt	67	67	68	—	—	(100%)	—
Other liabilities	5,463	5,224	5,284	5,514	7,963	46%	44%
Separate account liabilities	133,946	155,958	150,394	160,198	154,883	16%	(3%)

Total liabilities	239,023	261,995	253,178	262,119	258,551	8%	(1%)

Equity excluding AOCI, net of tax	12,112	11,809	13,254	13,467	13,510	12%	—
AOCI, net of tax	(4,172)	(1,913)	(1,727)	(1,100)	(310)	93%	72%

Total stockholders’ equity	7,940	9,896	11,527	12,367	13,200	66%	7%

Noncontrolling Interest	20	25	29	—	—	(100%)	—

Total equity	7,960	9,921	11,556	12,367	13,200	66%	7%

Total liabilities and equity	$246,983	$271,916	$264,734	$274,486	$271,751	10%	(1%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

	Global Annuity	Global Annuity		Individual	Group
	U.S.	International	Retirement	Life	Benefits	Institutional	Total
YEAR-TO-DATE
Balance, December 31, 2009	$3,764	$1,775	$1,037	$2,623	$78	$146	$9,423
Adjustments to unrealized gains and losses on securities available — for — sale and other	(467)	(51)	(281)	(73)	—	—	(872)

Balance excluding adjustments to unrealized gains and losses on securities available — for — sale and other	3,297	1,724	756	2,550	78	146	8,551
Adjustments for business transfers	4	(34)	34	—	—	(4)	—
Capitalization	64	—	95	132	26	—	317
Amortization — Deferred Policy Acquisition Costs	(228)	(123)	(58)	(68)	(31)	(16)	(524)
Amortization — Present Value of Future Profits	(1)	—	—	(10)	—	—	(11)
Amortization — Realized Capital Gains / Losses	95	—	6	(2)	—	—	99
Amortization — Unlock — Core	(38)	1	(2)	(17)	—	—	(56)
Amortization — Unlock — Non-core	(93)	7	(3)	8	—	—	(81)
Effect of Currency Translation Adjustment	—	82	—	—	—	—	82

Balance, June 30, 2010	3,100	1,657	828	2,593	73	126	8,377
Adjustments to unrealized gains and losses on securities available — for — sale and other	(51)	52	101	(58)	—	—	44

Balance, June 30, 2010 including adjustments to unrealized gains and losses on securities available-for-sale and other	$3,049	$1,709	$929	$2,535	$73	$126	$8,421

	THREE MONTHS ENDED,					SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	JUNE 30,
	2009	2009	2009	2010	2010	2009	2010

DAC UNLOCK IMPACT ON REVENUES
Global Annuity — U.S.	$(36)	$(15)	$(8)	$(1)	$1	$36	$—
Global Annuity — International	6	(1)	—	—	—	5	—

Total Global Annuity Division	(30)	(16)	(8)	(1)	1	41	—

Individual Life	(2)	8	11	5	6	61	11

Total DAC unlock impact on core revenues	$(32)	$(8)	$3	$4	$7	$102	$11
DAC unlock impact on net realized gains (losses), before tax and DAC, excluded from core	(4)	(2)	1	(3)	5	12	2

Total DAC unlock impact on revenues	$(36)	$(10)	$4	$1	$12	$114	$13

DAC UNLOCK IMPACT ON CORE EARNINGS BY SEGMENT
Global Annuity — U.S.	$246	$224	$90	$57	$(112)	$(743)	$(55)
Global Annuity — International	110	23	(10)	22	(50)	(314)	(28)

Total Global Annuity Division	356	247	80	79	(162)	(1,057)	(83)

Retirement	—	7	1	1	(3)	(54)	(2)
Individual Life	2	(22)	(3)	(1)	(3)	(24)	(4)
Institutional	—	(1)	—	—	—	—	—

DAC unlock impact on core earnings	358	231	78	79	(168)	(1,135)	(89)

DAC unlock impact on net realized gains (losses), net of tax and DAC, excluded from core earnings [1]	2	(169)	(41)	6	(62)	5	(56)

Net income (loss)	$360	$62	$37	$85	$(230)	$(1,130)	$(145)

[1]	Included in the three months ended June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010 are income tax expense (benefits) of $3, $(95), $(12), $5 and $(40) respectively. Included in the six months ended June 30, 2009 and 2010 are income tax expense (benefits) of $7 and $(55), respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
SUPPLEMENTAL DATA — ANNUITY DEATH AND LIVING BENEFITS

	As of June 30, 2010
		NET AMT AT	% of NAR
	ACCOUNT VALUE [10]	RISK [9]	REINSURED	RETAINED NAR [9]
BREAKDOWN OF INDIVIDUAL VARIABLE AND GROUP ANNUITY ACCOUNT VALUE BY BENEFIT TYPE
Maximum anniversary value (MAV) [1]
MAV only	$23,810	$9,254	70%	$2,794
with 5% rollup [2]	1,633	733	60%	292
with Earnings Protection Benefit Rider (EPB) [3]	5,940	1,637	91%	150
with 5% rollup & EPB	678	253	80%	50

Total MAV	32,061	11,877	72%	3,286
Asset Protection Benefit (APB) [4]	25,638	6,257	35%	4,052
Lifetime Income Benefit (LIB) [5]	1,197	266	—%	266
Reset [6] (5-7 years)	3,364	614	1%	608
Return of Premium [7]/Other	20,597	1,869	2%	1,828

SUBTOTAL U.S. GUARANTEED MINIMUM DEATH BENEFITS [10]	$82,857	$20,883	52%	$10,040

Less: General Account Value Subject to U.S. Guaranteed Minimum Death Benefits	6,788

SUBTOTAL SEPARATE ACCOUNT LIABILITIES SUBJECT TO U.S. GUARANTEED MINIMUM DEATH BENEFITS	$76,069

Separate Account Liabilities Not Subject to U.S. Guaranteed Minimum Death Benefits	78,814

TOTAL SEPARATE ACCOUNT LIABILITIES	$154,883

JAPAN GUARANTEED MINIMUM DEATH AND LIVING BENEFITS [8]	28,888	8,870	14%	7,597

	As of	As of	As of	As of	As of
	June 30,	September 30,	December 31,	March 31,	June 30,
	2009	2009	2009	2010	2010
OTHER DATA
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	919.32	1,057.08	1,115.10	1,169.43	1,030.71
Total Account Value	$81,864	$90,076	$91,820	$92,694	$82,857
Retained net amount of risk	14,558	10,218	8,545	7,047	10,040
GMDB net GAAP liability [11]	578	444	446	412	480
JAPAN VARIABLE ANNUITY BUSINESS
Total Account Value	$29,272	$31,698	$30,521	$30,379	$28,888
Retained net amount of risk	5,765	5,804	5,238	4,856	7,597
GMDB/GMIB net GAAP liability [11]	525	549	543	523	616

[1]	MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2]	Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

[3]	EPB: the death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract’s growth. The contract’s growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4]	APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB: the death benefit is the greatest of current account value, net premiums paid, or for certain contracts a benefit amount that ratchets over time, generally based on market performance.

[6]	Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7]	Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]	Death benefits include a Return of Premium and MAV (before age 80) paid in a single lump sum. The income benefit is a guarantee to return initial investment, which is adjusted for earnings liquidity, paid through a fixed annuity after a minimum deferral period of 10, 15 or 20 years. An accumulation benefit is a guarantee to return initial investment, along with a premium based on an agreed upon interest rate, paid through a fixes annuity or lump sum, after a deferral period of 10 years. A withdrawal benefit allows for an agreed upon percentage of the investment to be withdrawn each year until the investment value is reached. Guaranteed income, accumulation, and withdrawal benefits are considered living benefits. The guaranteed remaining balance related to the Japan GMIB was $29.4 billion and $28.5 billion as of June 30, 2010 and December 31, 2009, respectively. The combined guaranteed remaining balance related to the Japan GMAB and GMWB was $664 and $648 as of June 30, 2010 and December 31, 2009, respectively.

[9]	Net amount at risk is defined as the guaranteed benefit in excess of the current account value. Retained net amount at risk is net amount at risk reduced by that amount which has been reinsured to third parties. Net amount at risk and retained net amount at risk are highly sensitive to equity market movements for example, as equity market declines, net amount at risk and retained net amount at risk will generally increase.

[10]	Account Value includes the contract holder’s investment in the separate account and the general account.

[11]	For the three months ended June 30, 2009, there was a decrease to the GMDB/GMIB liability as a result of the unlock, for U.S. and Japan variable annuity business of $(158) and $(179), respectively. For the three months ended September 30, 2009, the amounts were $(117) and $(22), respectively. For the three months ended December 31, 2009 the amounts were $1 and $13, respectively. For the three months ended March 31, 2010 the amounts were $(28) and $(19), respectively. For the three months ended June 30, 2010 the amounts were $71 and $58, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
REINSURANCE RECOVERABLE ANALYSIS
As of June 30, 2010

Statutory Reserve Credit and Amounts Recoverable

Gross statutory reinsurance reserve credit	$2,902
Liability for reinsurance in unauthorized companies	(7)

Net statutory reinsurance reserve credit	$2,895

Statutory amounts recoverable from reinsurers	$139

The top ten reinsurers represent $2,791 or 92% of the total statutory reserve credit and amounts recoverable.
•	41% of this amount is with reinsurers rated “A+” by A.M. Best at July 27, 2010.

•	59% of this amount is with reinsurers rated “A” by A.M. Best at July 27, 2010.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	June 30, 2010	December 31, 2009

Statutory Capital and Surplus	$7,141	$7,287
GAAP Adjustments
Investment in subsidiaries	1,878	1,019
Deferred policy acquisition costs	8,421	9,423
Deferred taxes	(99)	827
Benefit reserves	(3,649)	(4,031)
Unrealized losses on investments, net of impairments	(195)	(2,757)
Asset valuation reserve and interest maintenance reserve	297	149
Goodwill	441	413
Other, net	(1,035)	(774)

GAAP Stockholders’ Equity	$13,200	$11,556

Certain Reclassifications have been made to prior year financial information to conform to current year presentation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GLOBAL ANNUITY — U.S.
HIGHLIGHTS [1]

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	September 30,	December 31,	March 31,	June 30,	3 Months	3 Months	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
GLOBAL ANNUITY — U.S. — DEPOSITS
Variable	$701	$622	$631	$454	$386	(45%)	(15%)	$1,403	$840	(40%)
Fixed MVA and other	281	214	171	182	36	(87%)	(80%)	914	218	(76%)

Total deposits by product	$982	$836	$802	$636	$422	(57%)	(34%)	$2,317	$1,058	(54%)

GLOBAL ANNUITY — U.S. — NET FLOWS
Variable	$(1,596)	$(1,683)	$(1,879)	$(2,319)	$(2,454)	(54%)	(6%)	$(3,560)	$(4,773)	(34%)
Fixed MVA and other	48	(21)	(123)	(119)	(373)	NM	NM	385	(492)	NM

Total net flows by product	$(1,548)	$(1,704)	$(2,002)	$(2,438)	$(2,827)	(83%)	(16%)	$(3,175)	$(5,265)	(66%)

GLOBAL ANNUITY — U.S. — AUM
General account	$16,516	$16,526	$16,456	$17,080	$16,951	3%	(1%)
Non-guaranteed separate account [2]	71,046	78,873	80,333	81,063	71,589	1%	(12%)

Total Global Annuity — U.S. — AUM	$87,562	$95,399	$96,789	$98,143	$88,540	1%	(10%)

BY PRODUCT
Global Annuity — U.S.
Individual Variable Annuities
General account	$4,670	$4,560	$4,471	$4,393	$4,372	(6%)	—
Non-guaranteed separate account [2]	70,943	78,755	80,208	80,927	71,589	1%	(12%)

Total individual variable annuities	75,613	83,315	84,679	85,320	75,961	—	(11%)

Fixed MVA & other individual annuities	11,949	12,084	12,110	12,823	12,579	5%	(2%)

Total Global Annuity — U.S. — AUM by product	$87,562	$95,399	$96,789	$98,143	$88,540	1%	(10%)

[1]	The single premium immediate annuity (“SPIA”) business was transferred to Global Annuity - U.S. from Institutional, effective January 1, 2010 on a prospective basis.

[2]	Included in individual variable annuity separate account assets are The Hartford sponsored Proprietary Mutual Funds which are reported separately in the Mutual Funds business, as they generate earnings for both segments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GLOBAL ANNUITY — U.S. [1]
INCOME STATEMENTS

	THREE MONTHS ENDED					Year Over Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
Revenues
Premiums and other considerations
Variable annuity fees	$325	$352	$371	$356	$354	9%	(1%)	$627	$710	13%
Other fees [2]	(4)	6	19	22	23	NM	5%	89	45	(49%)

Total fee income	321	358	390	378	377	17%	—	716	755	5%

Direct premiums	26	24	23	51	79	NM	55%	44	130	195%
Reinsurance premiums [2]	(30)	(22)	(30)	(22)	(23)	23%	(5%)	(46)	(45)	2%

Net premiums	(4)	2	(7)	29	56	NM	93%	(2)	85	NM

Total premiums and other considerations	317	360	383	407	433	37%	6%	714	840	18%

Net investment income
Net investment income on G/A assets	181	203	197	194	206	14%	6%	350	400	14%
Net investment income on assigned capital	19	20	18	14	14	(26%)	—	32	28	(13%)
Charge for invested capital	(16)	(20)	(15)	(8)	(4)	75%	50%	(14)	(12)	14%

Total net investment income	184	203	200	200	216	17%	8%	368	416	13%
Net realized capital gains (losses) — core	(5)	(2)	—	1	2	NM	100%	(5)	3	NM

Total core revenues	496	561	583	608	651	31%	7%	1,077	1,259	17%

Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(5)	(622)	149	(51)	(80)	NM	(57%)	481	(131)	NM

Total revenues	491	(61)	732	557	571	16%	3%	1,558	1,128	(28%)

Benefits and Expenses
Benefits and losses
Death benefits [2]	(116)	(88)	27	1	102	NM	NM	439	103	(77%)
Other contract benefits	15	17	22	31	40	167%	29%	37	71	92%
Change in reserve	12	9	9	27	56	NM	107%	16	83	NM
Sales inducements [2]	(5)	(1)	4	7	17	NM	143%	75	24	(68%)
Interest credited on G/A assets	171	174	169	170	164	(4%)	(4%)	340	334	(2%)

Total benefits and losses	77	111	231	236	379	NM	61%	907	615	(32%)

Other insurance expenses
Commissions & wholesaling expenses	126	129	128	121	103	(18%)	(15%)	261	224	(14%)
Operating expenses	49	45	49	43	48	(2%)	12%	98	91	(7%)
Premium taxes and other expenses	4	5	6	6	6	50%	—	8	12	50%

Subtotal — expenses before deferral	179	179	183	170	157	(12%)	(8%)	367	327	(11%)
Deferred policy acquisition costs	(55)	(57)	(47)	(39)	(25)	55%	36%	(120)	(64)	47%

Total other insurance expense	124	122	136	131	132	6%	1%	247	263	6%
Amortization of deferred policy acquisition costs [2]	(125)	(111)	(14)	60	207	NM	NM	975	267	(73%)

Total benefits and expenses	76	122	353	427	718	NM	68%	2,129	1,145	(46%)
Core earnings (loss) before income taxes	420	439	230	181	(67)	NM	NM	(1,052)	114	NM
Income tax expense (benefit) [2] [3]	113	126	18	29	(53)	NM	NM	(435)	(24)	94%

Core earnings (loss) [2]	307	313	212	152	(14)	NM	NM	(617)	138	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [2] [4]	(119)	(496)	85	1	(93)	22%	NM	59	(92)	NM

Net income (loss) [2]	$188	$(183)	$297	$153	$(107)	NM	NM	$(558)	$46	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	146.6	136.9	88.2	62.2	(6.0)	NM	NM	(142.3)	29.7	NM
Net income (loss)	89.8	(80.0)	123.6	62.6	(45.9)	NM	NM	(128.7)	9.9	NM

[1]	The SPIA business was transferred to Global Annuity — U.S. from Institutional, effective January 1, 2010 on a prospective basis.

[2]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED					SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	JUNE 30,
	2009	2009	2009	2010	2010	2009	2010
Other Fees	$(29)	$(16)	$(2)	$(1)	$2	$37	$1
Reinsurance Premiums	(7)	1	(6)	—	(1)	(1)	(1)
Death Benefits	(158)	(117)	1	(28)	71	353	43
Sales Inducements	(15)	(11)	(8)	(3)	6	56	3
Amortization of deferred policy acquisition costs	(241)	(232)	(139)	(56)	94	770	38
Income tax expense (benefit)	132	121	48	29	(58)	(400)	(29)

Core earnings (loss)	246	224	90	57	(112)	(743)	(55)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	7	(155)	(33)	3	(68)	11	(65)

Net income (loss)	253	69	57	60	(180)	(732)	(120)

[3]	Included in the three months ended, December 31, 2009, is a DRD tax benefit of $30 related to the conclusion of the 2004 through 2006 IRS examination.

[4]	See pages C-12 and C-13 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GLOBAL ANNUITY — U.S.
SUPPLEMENTAL DATA — GLOBAL ANNUITY — U.S. — ACCOUNT VALUE ROLL FORWARD [1]

	THREE MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2009	2009	2009	2010	2010

VARIABLE ANNUITIES
Beginning balance	$68,166	$75,613	$83,315	$84,679	$85,320

Deposits	701	622	631	454	386
Surrenders	(1,929)	(1,954)	(2,161)	(2,361)	(2,430)
Death benefits/annuity payouts	(351)	(340)	(336)	(399)	(393)
Transfers [2]	(17)	(11)	(13)	(13)	(17)

Net Flows	(1,596)	(1,683)	(1,879)	(2,319)	(2,454)
Change in market value/change in reserve/interest credited	9,048	9,389	3,246	2,965	(6,900)
Other [3]	(5)	(4)	(3)	(5)	(5)

Ending balance	$75,613	$83,315	$84,679	$85,320	$75,961

FIXED MVA AND OTHER
Beginning balance	$11,747	$11,949	$12,084	$12,110	$12,823
Transfer in of SPIA [4]	—	—	—	683	—

Deposits	281	214	171	182	36
Surrenders	(164)	(171)	(223)	(220)	(318)
Death benefits/annuity payouts	(110)	(110)	(116)	(135)	(142)
Transfers [2]	41	46	45	54	51

Net Flows	48	(21)	(123)	(119)	(373)
Change in market value/change in reserve/interest credited	154	156	149	149	129

Ending balance	$11,949	$12,084	$12,110	$12,823	$12,579

TOTAL GLOBAL ANNUITY - U.S.
Beginning balance	$79,913	$87,562	$95,399	$96,789	$98,143
Transfer in of SPIA [4]	—	—	—	683	—

Deposits	982	836	802	636	422
Surrenders	(2,093)	(2,125)	(2,384)	(2,581)	(2,748)
Death benefits/annuity payouts	(461)	(450)	(452)	(534)	(535)
Transfers [2]	24	35	32	41	34

Net Flows	(1,548)	(1,704)	(2,002)	(2,438)	(2,827)
Change in market value/change in reserve/interest credited	9,202	9,545	3,395	3,114	(6,771)
Other [3]	(5)	(4)	(3)	(5)	(5)

Ending balance	$87,562	$95,399	$96,789	$98,143	$88,540

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefits remaining on deposit.

[3]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

[4]	The SPIA business was transferred to Global Annuity — U.S. from Institutional, effective January 1, 2010 on a prospective basis.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GLOBAL ANNUITY — INTERNATIONAL
HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Months	3 Months	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
CORE EARNINGS
Japan operations	$213	$78	$50	$74	$19	(91%)	(74%)	$(217)	$93	NM
Other international operations [1]	(71)	3	4	(1)	(10)	86%	NM	(96)	(11)	89%

Core earnings (loss)	$142	$81	$54	$73	$9	(94%)	(88%)	$(313)	$82	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [2]	(23)	(113)	(31)	(50)	(7)	70%	86%	139	(57)	NM

Net income (loss)	$119	$(32)	$23	$23	$2	(98%)	(91%)	$(174)	$25	NM

JAPAN NET FLOWS — Dollars
Individual Annuity
Variable	$(161)	$(249)	$(310)	$(428)	$(361)	(124%)	16%	$(241)	$(789)	NM
Fixed MVA and other	(67)	(55)	(229)	(87)	(59)	12%	32%	(116)	(146)	(26%)

Total net flows by product	$(228)	$(304)	$(539)	$(515)	$(420)	(84%)	18%	$(357)	$(935)	(162%)

JAPAN NET FLOWS — Yen
Individual Annuity
Variable	¥(15,543)	¥(23,338)	¥(27,900)	¥(38,880)	¥(33,247)	(114%)	14%	¥(23,028)	¥(72,127)	NM
Fixed MVA and other	(6,467)	(5,160)	(20,420)	(7,925)	(5,424)	16%	32%	(11,098)	(13,349)	(20%)

Total net flows by product	¥(22,010)	¥(28,498)	¥(48,320)	¥(46,805)	¥(38,671)	(76%)	17%	¥(34,126)	¥(85,476)	(150%)

JAPAN AUM — Dollars
Individual Annuity
Variable	$29,272	$31,698	$30,521	$30,379	$28,888	(1%)	(5%)
Fixed MVA and other [3]	4,437	4,732	4,365	4,294	4,488	1%	5%

Total AUM by product	$33,709	$36,430	$34,886	$34,673	$33,376	(1%)	(4%)

JAPAN AUM — Yen
Individual Annuity
Variable	¥2,824,321	¥2,838,078	¥2,841,386	¥2,838,636	¥2,556,340	(9%)	(10%)
Fixed MVA and other [3]	428,035	423,675	406,370	406,624	397,143	(7%)	(2%)

Total AUM by product	¥3,252,356	¥3,261,753	¥3,247,756	¥3,245,260	¥2,953,483	(9%)	(9%)

[1]	The Canadian business was transferred from Global Annuity-International to Retirement, effective January 1, 2010 on a prospective basis.

[2]	See pages C-12 and C-13 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

[3]	Of the total ending fixed MVA and other balance as of June 30, 2010 of $4.5 billion and ¥397.1 billion, approximately $1.9 billion and ¥166.2 billion is related to the triggering of the guaranteed minimum income benefit for the 3 Win product. This account value is not expected to generate material future profit or loss to the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GLOBAL ANNUITY — INTERNATIONAL — JAPAN
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
Revenues
Premiums and other considerations
Variable annuity fees	$165	$179	$184	$177	$173	5%	(2%)	$324	$350	8%
Other fees	12	13	13	16	15	25%	(6%)	24	31	29%

Total fee income	177	192	197	193	188	6%	(3%)	348	381	9%
Reinsurance premiums	(1)	(2)	(2)	(2)	(2)	(100%)	—	(3)	(4)	(33%)

Total premiums and other considerations	176	190	195	191	186	6%	(3%)	345	377	9%

Net investment income
Net investment income on G/A assets	39	37	36	36	36	(8%)	—	68	72	6%
Net investment income on assigned capital	8	11	8	3	9	13%	NM	20	12	(40%)
Charge for invested capital	—	(2)	(2)	(4)	2	—	NM	—	(2)	—

Total net investment income	47	46	42	35	47	—	34%	88	82	(7%)
Net realized capital gains (losses) — core	2	8	1	3	7	NM	133%	(3)	10	NM

Total core revenues	225	244	238	229	240	7%	5%	430	469	9%
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(55)	(173)	27	(65)	(21)	62%	68%	205	(86)	NM

Total revenues	170	71	265	164	219	29%	34%	635	383	(40%)

Benefits and Expenses
Benefits and losses
Death and other benefits [1]	(133)	16	53	21	102	NM	NM	421	123	(71%)
Change in reserve	—	(2)	1	—	1	—	—	58	1	(98%)
Sales inducements	1	3	1	—	—	(100%)	—	—	—	—
Interest credited on G/A assets	11	11	11	12	11	—	(8%)	23	23	—

Total benefits and losses	(121)	28	66	33	114	NM	NM	502	147	(71%)

Other insurance expenses
Commissions & wholesaling expenses	20	10	9	9	8	(60%)	(11%)	47	17	(64%)
Operating expenses	37	33	32	24	25	(32%)	4%	76	49	(36%)
Premium taxes and other expenses	4	4	8	6	5	25%	(17%)	9	11	22%

Subtotal — expenses before deferral	61	47	49	39	38	(38%)	(3%)	132	77	(42%)
Deferred policy acquisition costs	(7)	(1)	(1)	—	—	100%	—	(21)	—	100%

Total other insurance expense	54	46	48	39	38	(30%)	(3%)	111	77	(31%)
Amortization of deferred policy acquisition costs [1]	(36)	50	47	44	58	NM	32%	151	102	(32%)

Total benefits and expenses	(103)	124	161	116	210	NM	81%	764	326	(57%)

Core earnings before income taxes	328	120	77	113	30	(91%)	(73%)	(334)	143	NM
Income tax expense [1]	115	42	27	39	11	(90%)	(72%)	(117)	50	NM

Core earnings [1] [2]	213	78	50	74	19	(91%)	(74%)	(217)	93	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [3]	(41)	(121)	26	(46)	(12)	71%	74%	126	(58)	NM

Net income (loss) [1]	$172	$(43)	$76	$28	$7	(96%)	(75%)	$(91)	$35	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	263.6	89.0	56.1	85.1	22.3	(92%)	(74%)	(127.3)	54.5	NM
Net income	212.8	(49.0)	85.3	32.2	8.2	(96%)	(75%)	(53.4)	20.5	NM

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED					SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	JUNE 30,
	2009	2009	2009	2010	2010	2009	2010
Death and other benefits	$(179)	$(22)	$13	$(19)	$58	$330	$39
Sales Inducements	—	2	1	—	—	1	—
Amortization of deferred policy acquisition costs	(86)	(6)	(8)	(14)	2	49	(12)
Income tax expense (benefit)	92	9	(1)	12	(21)	(133)	(9)

Core earnings (loss)	173	17	(5)	21	(39)	(247)	(18)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	3	(6)	(1)	—	—	5	—

Net income (loss)	176	11	(6)	21	(39)	(242)	(18)

[2]	Includes the after-tax charge of $40 recorded in the three months ended March 31, 2009 for the effect of the triggering of the guaranteed minimum income benefit for the 3 Win product on amortization of deferred policy acquisition costs and policyholder benefits. See Note 2 on page L-14 for additional information on the 3Win Trigger.

[3]	See pages C-12 and C-13 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GLOBAL ANNUITY — INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLL FORWARD — Dollars

	THREE MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2009	2009	2009	2010	2010

VARIABLE ANNUITIES
Beginning balance	$26,567	$29,272	$31,698	$30,521	$30,379

Deposits/Premiums/other	100	17	9	6	1
Surrenders	(164)	(166)	(201)	(304)	(236)
Death benefits/annuitizations/other [1]	(97)	(100)	(118)	(130)	(126)

Net Flows	(161)	(249)	(310)	(428)	(361)
Change in market value/currency/change in reserve/interest credited	2,209	381	339	403	(2,719)
Effect of currency translation	657	2,294	(1,206)	(117)	1,589

Ending balance	$29,272	$31,698	$30,521	$30,379	$28,888

FIXED MVA AND OTHER [2]
Beginning balance	$4,379	$4,437	$4,732	$4,365	$4,294

Deposits/Premiums/other	2	(0)	—	—	—
Surrenders	(42)	(28)	(24)	(54)	(27)
Death benefits/annuitizations/other [1]	(27)	(27)	(205)	(33)	(32)

Net Flows	(67)	(55)	(229)	(87)	(59)
Change in market value/currency/change in reserve/interest credited	21	8	34	30	15
Effect of currency translation	104	342	(172)	(14)	238

Ending balance	$4,437	$4,732	$4,365	$4,294	$4,488

TOTAL JAPAN
Beginning balance	$30,946	$33,709	$36,430	$34,886	$34,673

Deposits/Premiums/other	102	17	9	6	1
Surrenders	(206)	(194)	(225)	(358)	(263)
Death benefits/annuitizations/other [1]	(124)	(127)	(323)	(163)	(158)

Net Flows	(228)	(304)	(539)	(515)	(420)
Change in market value/change in reserve/interest credited	2,230	389	373	433	(2,704)
Effect of currency translation	761	2,636	(1,378)	(131)	1,827

Ending balance	$33,709	$36,430	$34,886	$34,673	$33,376

[1]	Included in the three months ended June 30, 2010 are current period payments of $8 and interest credited of $16 related to 3 Win “GMIB” policies that triggered in fourth quarter 2008 and first quarter 2009 for option (2), which are included in the fixed MVA and other — death benefits/annuitizations/other and change in market value/change in reserve/interest credited. The 3 Win guaranteed minimum benefit “GMIB” requires the policyholder to elect one of the two options; either (1) receive 80% of their initial deposit without surrender penalty or (2) receive 100% of the initial deposit via a 15 year pay out annuity.

[2]	Of the total ending fixed MVA and other balance as of June 30, 2010 of $4.5 billion, approximately $1.9 billion is related to the triggering of the guaranteed minimum income benefit for the 3 Win product. This account value is not expected to generate material future profit or loss to the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT — RETIREMENT PLANS [1]
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
Revenues
Premiums and other considerations
Variable annuity and life fees	$44	$50	$51	$54	$56	27%	4%	$84	$110	31%
Mutual fund and other fees	35	33	36	31	31	(11%)	—	67	62	(7%)

Total fee income	79	83	87	85	87	10%	2%	151	172	14%

Direct premiums	1	1	—	2	2	100%	—	2	4	100%

Total premiums and other considerations	80	84	87	87	89	11%	2%	153	176	15%

Net investment income
Net investment income on G/A assets	78	79	76	79	91	17%	15%	154	170	10%
Net investment income on assigned capital	2	2	2	2	2	—	—	3	4	33%
Charge for invested capital	—	(1)	—	—	—	—	—	—	—	—

Total net investment income	80	80	78	81	93	16%	15%	157	174	11%
Net realized losses — core	(2)	(1)	(2)	(2)	(1)	50%	50%	(4)	(3)	25%

Total core revenues	158	163	163	166	181	15%	9%	306	347	13%

Net realized gains (losses), before tax and DAC, excluded from core revenues	(78)	(88)	(103)	(14)	7	NM	NM	(135)	(7)	95%

Total revenues	80	75	60	152	188	135%	24%	171	340	99%

Benefits and Expenses
Benefits and losses
Death benefits [2]	(2)	—	(2)	—	1	NM	—	2	1	(50%)
Other contract benefits	11	10	11	15	15	36%	—	22	30	36%
Change in reserve	(5)	(5)	(4)	(11)	(6)	(20%)	45%	(10)	(17)	(70%)
Sales inducements [2]	1	—	—	—	—	(100%)	—	2	—	(100%)
Interest credited on G/A assets	63	58	60	59	60	(5%)	2%	126	119	(6%)

Total benefits and losses	68	63	65	63	70	3%	11%	142	133	(6%)

Other insurance expenses
Commissions & wholesaling expenses	33	36	36	45	40	21%	(11%)	67	85	27%
Operating expenses [3]	71	71	86	70	69	(3%)	(1%)	141	139	(1%)
Premium taxes and other expenses	6	7	8	6	4	(33%)	(33%)	12	10	(17%)

Subtotal — expenses before deferral	110	114	130	121	113	3%	(7%)	220	234	6%
Deferred policy acquisition costs	(29)	(33)	(25)	(36)	(32)	(10%)	11%	(60)	(68)	(13%)

Total other insurance expense	81	81	105	85	81	—	(5%)	160	166	4%
Amortization of deferred policy acquisition costs [2]	6	(4)	6	8	21	NM	163%	90	29	(68%)

Total benefits and expenses	155	140	176	156	172	11%	10%	392	328	(16%)

Core earnings (loss) before income taxes	3	23	(13)	10	9	NM	(10%)	(86)	19	NM
Income tax expense (benefit) [2]	(3)	8	(12)	(1)	(1)	67%	—	(38)	(2)	95%

Core earnings (loss) [2]	6	15	(1)	11	10	67%	(9%)	(48)	21	NM

Net realized gains (losses), net of tax and DAC, excluded from core earnings [1] [3]	(46)	(49)	(59)	(17)	4	NM	NM	(80)	(13)	84%

Net income (loss) [2]	$(40)	$(34)	$(60)	$(6)	$14	NM	NM	$(128)	$8	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	6.4	14.7	(0.9)	9.7	8.9	39%	(8%)	(25.3)	9.6	NM
Net income (loss)	(42.8)	(33.3)	(55.4)	(5.3)	12.4	NM	NM	(67.5)	3.6	NM

[1]	The lifetime income and maturity funding business was transferred from Institutional to Retirement Plans effective January 1, 2010 on a prospective basis.

[2]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED					SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	JUNE 30,
	2009	2009	2009	2010	2010	2009	2010
Death Benefits	$(1)	$(1)	$(1)	$—	$—	$2	$—
Sales Inducements	—	—	—	—	—	2	—
Amortization of deferred policy acquisition costs	1	(10)	—	(2)	4	79	2
Income tax expense (benefit)	—	4	—	1	(1)	(29)	—

Core earnings (loss)	—	7	1	1	(3)	(54)	(2)
Less: Net realized gains (losses), net of tax and DAC, excluded from core earnings	1	(7)	(1)	—	(2)	(2)	(2)

Net income (loss)	1	—	—	1	(5)	(56)	(4)

[3]	The three months ended December 31, 2009, includes a litigation accrual of $14, before tax.

[4]	See pages C-12 and C-13 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT — MUTUAL FUNDS [1]
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
Revenues
Premiums and other considerations
Mutual fund and other fees	$125	$137	$148	$173	$174	39%	1%	$233	$347	49%

Total fee income	125	137	148	173	174	39%	1%	233	347	49%

Net investment loss
Net investment income (loss) on G/A assets	(4)	(3)	(4)	—	1	NM	—	(7)	1	NM
Net investment loss on assigned capital	(2)	(2)	(2)	(2)	(3)	(50%)	(50%)	(3)	(5)	(67%)

Total net investment loss	(6)	(5)	(6)	(2)	(2)	67%	—	(10)	(4)	60%
Total core revenues	119	132	142	171	172	45%	1%	223	343	54%
Net realized gains, before tax and DAC, excluded from core revenues	—	—	—	1	—	—	(100%)	—	1	—

Total revenues	119	132	142	172	172	45%	—	223	344	54%

Benefits and Expenses

Other insurance expenses
Commissions & wholesaling expenses	82	85	85	96	94	15%	(2%)	149	190	28%
Operating expenses	24	25	26	32	33	38%	3%	49	65	33%
Premium taxes and other expenses	5	3	4	3	6	20%	100%	10	9	(10%)

Subtotal — expenses before deferral	111	113	115	131	133	20%	2%	208	264	27%
Deferred policy acquisition costs	(12)	(10)	(10)	(15)	(12)	—	20%	(21)	(27)	(29%)

Total other insurance expense	99	103	105	116	121	22%	4%	187	237	27%
Amortization of deferred policy acquisition costs	13	11	12	15	16	23%	7%	27	31	15%

Total benefits and expenses	112	114	117	131	137	22%	5%	214	268	25%

Core earnings before income taxes	7	18	25	40	35	NM	(13%)	9	75	NM
Income tax expense	2	7	8	14	13	NM	(7%)	3	27	NM

Core earnings	5	11	17	26	22	NM	(15%)	6	48	NM
Net realized gains (losses), net of tax and DAC, excluded from core earnings [2]	(1)	—	—	—	1	NM	—	—	1	—

Net income	$4	$11	$17	$26	$23	NM	(12%)	$6	$49	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	6.1	11.4	15.9	10.9	9.5	56%	(13%)	3.5	10.6	NM
Net income	4.9	11.4	15.9	10.9	9.9	102%	(9%)	3.5	10.8	NM

[1]	The Canadian business and Investment-Only Mutual Funds business were transferred from Global Annuity-International and Institutional, respectively, to Mutual Funds, effective January 1, 2010, on a prospective basis. Additionally, the Proprietary Mutual Funds business was transferred from Global Annuity-U.S., Retirement Plans, and Individual Life to Global Mutual Funds, effective January 1, 2010, on a prospective basis.

[2]	See pages C-12 and C-13 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change

RETIREMENT PLANS [1]
401(k) Annuity	847	987	1,038	1,668	1,155	36%	(31%)	2,000	2,823	41%
403(b)/457 Annuity	327	280	340	322	314	(4%)	(2%)	684	636	(7%)

Total Retirement Plans Annuity deposits	1,174	1,267	1,378	1,990	1,469	25%	(26%)	2,684	3,459	29%
401(k)/403(b) mutual funds	595	535	462	571	504	(15%)	(12%)	1,314	1,075	(18%)

Total Retirement Plans Deposits	1,769	1,802	1,840	2,561	1,973	12%	(23%)	3,998	4,534	13%

NON-PROPRIETARY & CANADIAN MUTUAL FUNDS [2] [3]
Retail Mutual Funds	3,075	3,111	3,131	3,428	3,444	12%	—	5,325	6,872	29%
Investment Only Mutual Funds	—	—	—	785	693	—	(12%)	—	1,478	—
529 College Savings Plan/Canada	42	43	52	196	157	NM	(20%)	99	353	NM

Total Non-Proprietary & Canadian Mutual Funds Deposits	3,117	3,154	3,183	4,409	4,294	38%	(3%)	5,424	8,703	60%

Total Retirement Deposits	4,886	4,956	5,023	6,970	6,267	28%	(10%)	9,422	13,237	40%

[1]	The Lifetime Income & Maturity Funding business was transferred to Retirement Plans from Institutional, effective January 1, 2010, on a prospective basis.

[2]	The Investment Only Mutual Funds business was transferred to Mutual Funds from Institutional, effective January 1, 2010, on a prospective basis.

[3]	The Canadian business was transferred to Mutual Funds from Global Annuity — International, effective January 1, 2010, on a prospective basis.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT AND ADMINISTRATION

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2009	2009	2009	2010	2010	Change	Change

RETIREMENT PLANS
General account	$6,385	$6,372	$6,456	$6,781	$6,929	9%	2%
Guaranteed separate account	—	—	—	—	2	—	—
Non-guaranteed separate account	17,105	19,727	20,802	22,497	21,012	23%	(7%)

Total Retirement Plans account value	$23,490	$26,099	$27,258	$29,278	$27,943	19%	(5%)
401(k)/403(b) mutual funds	15,342	16,648	16,704	17,186	15,848	3%	(8%)

Total Retirement Plans Assets Under Management	$38,832	$42,747	$43,962	$46,464	$43,791	13%	(6%)

MUTUAL FUNDS
Retail mutual fund assets	$34,708	$40,127	$42,829	$45,227	$41,162	19%	(9%)
Investment Only mutual fund assets	—	—	—	5,245	4,919	—	(6%)
Proprietary mutual fund assets [1]	—	—	—	44,403	39,402	—	(11%)
529 College Savings Plan/Canada assets	985	1,123	1,202	2,827	2,678	172%	(5%)

Total Global Fund Assets	$35,693	$41,250	$44,031	$97,702	88,161	147%	(10%)

Total Retirement Assets Under Management	$74,525	$83,997	$87,993	$144,166	131,952	77%	(8%)

Assets Under Administration [2]	$5,372	$5,867	$5,588	$5,755	$5,348	—	(7%)
Number of Participants [3]	162,610	157,867	153,799	154,504	145,805	(10%)	(6%)

[1]	The Proprietary mutual fund assets are included in Individual Variable Annuity, Retirement Plans, and Individual Life as they generate earnings for these segments.

[2]	Assets under administration are not included when calculating return on assets measures for the Retirement Plans segment and are not included in Retirement Plans Assets Under Management.

[3]	Earnings for assets under administration are predominantly driven by participant count. The participant count represents the actual number of participants.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT
SUPPLEMENTAL DATA — RETIREMENT PLANS — ACCOUNT VALUE AND ASSET ROLL FORWARD [1] [2]

	THREE MONTHS ENDED,
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2009	2009	2009	2010	2010
401(k) GROUP ANNUITY ACCOUNT VALUE [1]
Beginning balance	$11,848	$13,535	$15,339	$16,142	$17,776
Transfer in of Lifetime Income & Maturity Funding [4]	—	—	—	194	—

Deposits	847	987	1,038	1,668	1,155
Surrenders	(587)	(723)	(782)	(770)	(706)
Death benefits/annuity payouts	(3)	(13)	(7)	(16)	(17)

Net Flows	257	251	249	882	432
Change in market value/change in reserve/interest credited	1,430	1,553	554	558	(1,283)
Other	—	—	—	—	1

Ending balance	$13,535	$15,339	$16,142	$17,776	$16,926

403(b)/457 GROUP ANNUITY ACCOUNT VALUE [1]
Beginning balance	$10,004	$9,955	$10,760	$11,116	$11,502
Deposits	327	280	340	322	314
Surrenders	(1,158)	(263)	(319)	(264)	(195)
Death benefits/annuity payouts	(11)	(9)	(12)	(10)	(12)

Net Flows	(842)	8	9	48	107
Change in market value/change in reserve/interest credited	793	797	347	338	(592)

Ending balance	$9,955	$10,760	$11,116	$11,502	$11,017

401(k)/403(b) MUTUAL FUNDS ASSETS [2] [3]
Beginning balance	$14,144	$15,342	$16,648	$16,704	$17,186
Deposits	595	535	462	571	504
Surrenders	(1,292)	(1,283)	(779)	(806)	(804)

Net Flows	(697)	(748)	(317)	(235)	(300)
Change in market value/change in reserve/interest credited	1,895	2,054	373	717	(1,037)
Other	—	—	—	—	(1)

Ending balance	$15,342	$16,648	$16,704	$17,186	$15,848

TOTAL RETIREMENT
Beginning balance	$35,996	$38,832	$42,747	$43,962	$46,464
Transfer in of Lifetime Income & Maturity Funding [4]	—	—	—	194	—

Deposits	1,769	1,802	1,840	2,561	1,973
Surrenders	(3,037)	(2,269)	(1,880)	(1,840)	(1,705)
Death benefits/annuity payouts	(14)	(22)	(19)	(26)	(29)

Net Flows	(1,282)	(489)	(59)	695	239
Change in market value/change in reserve/interest credited	4,118	4,404	1,274	1,613	(2,912)

Ending balance	$38,832	$42,747	$43,962	$46,464	$43,791

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Excludes Assets Under Administration

[3]	Mutual Fund assets are an internal measure of assets under management used by the Company because a portion of revenues are based upon asset levels. Mutual Fund assets are not included on the balance sheet.

[4]	The Lifetime Income & Maturity Funding business was transferred from Institutional to Retirement Plans, effective January 1, 2010, on a prospective basis.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
RETIREMENT
SUPPLEMENTAL DATA — MUTUAL FUNDS — ASSET ROLL FORWARD

	THREE MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2009	2009	2009	2010	2010

NON-PROPRIETARY & CANADIAN MUTUAL FUNDS [1] [2]
Beginning balance	$29,543	$35,693	$41,250	$44,031	$53,299
Transfers in of Investment Only Mutual Funds and Canadian Business	—	—	—	5,617	—

Deposits	3,117	3,154	3,183	4,409	4,294
Redemptions	(1,960)	(2,358)	(2,554)	(2,943)	(3,398)

Net Flows	1,157	796	629	1,466	896
Change in market value	5,020	4,788	2,180	2,165	(5,336)
Effect of currency translation	—	—	—	49	(72)
Other [3]	(27)	(27)	(28)	(29)	(28)

Ending balance	$35,693	$41,250	$44,031	$53,299	48,759

PROPRIETARY MUTUAL FUNDS [4]
Beginning balance	$—	$—	$—	$—	$44,403
Transfers in of Proprietary Mutual Funds	—	—	—	43,890	—

Net Flows	—	—	—	(1,324)	(1,140)
Change in market value	—	—	—	1,837	(3,861)

Ending balance	$—	$—	$—	$44,403	$39,402

[1]	The Investment Only Mutual Funds business was transferred to Mutual Funds from Institutional, effective January 1, 2010, on a prospective basis. Additionally, the Canadian business was transferred from Global Annuity-International to Mutual Funds, effective January 1, 2010 on a prospective basis.

[2]	Mutual Fund assets are an internal measure used by the company because a portion of revenues are based upon asset levels. Mutual Fund assets are not included on the balance sheet.

[3]	Includes front end loads on A share products

[4]	Includes Company sponsored mutual fund assets that are held in separate accounts supporting variable insurance and investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

						Year Over
						Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
Revenues
Premiums and other considerations
Variable life fees	$12	$12	$13	$13	$13	8%	—	$23	$26	13%
Cost of insurance charges	153	154	157	156	158	3%	1%	305	314	3%
Other fees [1]	75	80	80	72	70	(7%)	(3%)	205	142	(31%)

Total fee income	240	246	250	241	241	—	—	533	482	(10%)

Direct premiums	33	33	35	33	35	6%	6%	64	68	6%
Reinsurance premiums	(53)	(55)	(61)	(55)	(58)	(9%)	(5%)	(103)	(113)	(10%)

Net premiums	(20)	(22)	(26)	(22)	(23)	(15%)	(5%)	(39)	(45)	(15%)

Total premiums and other considerations	220	224	224	219	218	(1%)	—	494	437	(12%)

Net investment income
Net investment income on G/A assets	89	90	90	96	105	18%	9%	171	201	18%
Net investment income on assigned capital	1	2	1	2	4	NM	100%	3	6	100%
Charge for invested capital	(6)	(6)	(5)	(5)	(5)	17%	—	(11)	(10)	9%

Total net investment income	84	86	86	93	104	24%	12%	163	197	21%
Net realized capital losses — core	(1)	(1)	—	(1)	—	100%	100%	(2)	(1)	50%

Total core revenues	303	309	310	311	322	6%	4%	655	633	(3%)
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(48)	(33)	(30)	(26)	59	NM	NM	(81)	33	NM

Total revenues	255	276	280	285	381	49%	34%	574	666	16%
Benefits and Expenses
Benefits and losses
Death benefits	78	86	88	93	82	5%	(12%)	172	175	2%
Other contract benefits	6	3	7	5	10	67%	100%	11	15	36%
Change in reserve [1]	(1)	14	1	3	(4)	NM	NM	1	(1)	NM
Sales inducements	—	—	—	1	—	—	(100%)	1	1	—
Interest credited on G/A assets	64	62	68	63	64	—	2%	126	127	1%

Total benefits and losses	147	165	164	165	152	3%	(8%)	311	317	2%

Other insurance expenses
Commissions & wholesaling expenses	41	42	51	38	41	—	8%	80	79	(1%)
Operating expenses	60	59	63	57	63	5%	11%	121	120	(1%)
Premium taxes and other expenses	11	11	14	15	10	(9%)	(33%)	23	25	9%

Subtotal — expenses before deferral	112	112	128	110	114	2%	4%	224	224	—
Deferred policy acquisition costs	(66)	(68)	(78)	(64)	(68)	(3%)	(6%)	(130)	(132)	(2%)

Total other insurance expense	46	44	50	46	46	—	—	94	92	(2%)
Amortization of deferred policy acquisition costs and present value of future profits [1]	48	78	58	47	49	2%	4%	191	96	(50%)

Total benefits and expenses	241	287	272	258	247	2%	(4%)	596	505	(15%)
Core earnings before income taxes	62	22	38	53	75	21%	42%	59	128	117%
Income tax expense (benefit) [1]	19	(6)	8	14	23	21%	64%	16	37	131%

Core earnings [1]	43	28	30	39	52	21%	33%	43	91	112%
Net realized gains (losses), net of tax and DAC, excluded from core earnings [2]	(27)	(24)	(17)	(23)	43	NM	NM	(45)	20	NM

Net income (loss) [1]	$16	$4	$13	$16	$95	NM	NM	$(2)	$111	NM

Earnings Margin (After-tax)
Core earnings	14.2%	9.1%	9.7%	12.5%	16.1%	1.9	3.6	6.6%	14.4%	7.8
Net income	6.3%	1.4%	4.6%	5.6%	24.9%	18.6	19.3	(0.3%)	16.7%	17.0

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED					SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	JUNE 30,
	2009	2009	2009	2010	2010	2009	2010
Other Fees	$(2)	$8	$11	$5	$6	$61	$11
Change in reserve	—	6	—	—	—	—	—
Amortization of deferred policy acquisition costs	(5)	36	15	6	11	98	17
Income tax expense (benefit)	1	(12)	(1)	—	(2)	(13)	(2)

Core earnings (loss)	2	(22)	(3)	(1)	(3)	(24)	(4)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	—	(2)	—	4	—	—	4

Net income (loss)	2	(24)	(3)	3	(3)	(24)	—

[2]	See pages C-12 and C-13 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change

SALES BY DISTRIBUTION [1]
National Accounts	$22	$25	$30	$21	$25	14%	19%	$44	$46	5%
Independent	23	20	26	22	23	—	5%	42	45	7%
Other	3	4	3	3	4	33%	33%	6	7	17%

Total sales by distribution	$48	$49	$59	$46	52	8%	13%	$92	98	7%

SALES BY PRODUCT
Variable Life	$12	$10	$13	$8	$8	(33%)	—	$24	$16	(33%)
Universal life	31	34	41	33	40	29%	21%	57	73	28%
Term/other life	5	5	5	5	4	(20%)	(20%)	11	9	(18%)

Total sales by product	$48	$49	$59	$46	52	8%	13%	$92	98	7%

PREMIUMS & DEPOSITS
Variable life	$152	$149	$176	$137	$136	(11%)	(1%)	$312	$273	(13%)
Universal life/other life	249	239	288	255	265	6%	4%	476	520	9%
Term/other	37	36	38	36	37	—	3%	72	73	1%

Total Premiums & Deposits	$438	$424	$502	$428	438	—	2%	$860	866	1%

ACCOUNT VALUE
General account	$6,054	$6,137	$6,245	$6,339	$6,429	6%	1%
Separate account	4,505	5,006	5,214	5,342	4,951	10%	(7%)

Total account value	$10,559	$11,143	$11,459	$11,681	11,380	8%	(3%)

ACCOUNT VALUE BY PRODUCT
Variable life	$5,049	$5,552	$5,766	$5,900	$5,507	9%	(7%)
Universal life/other life	5,510	5,591	5,693	5,781	5,873	7%	2%

Total account value by product	$10,559	$11,143	$11,459	$11,681	11,380	8%	(3%)

LIFE INSURANCE IN-FORCE
Variable life [2]	$76,946	$75,667	$78,671	$77,592	$76,445	(1%)	(1%)
Universal life	54,084	54,775	56,030	55,806	56,571	5%	1%
Term	67,010	68,447	69,968	71,078	72,625	8%	2%

Total life insurance in-force	$198,040	$198,889	$204,669	$204,476	205,641	4%	1%

[1]	Sales are reported using Commissionable Weighted Premium

[2]	Included in the three months ended December 31, 2009, is an adjustment of $4.5 billion for VUL riders not previously reported

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2009	2009	2009	2010	2010

VARIABLE LIFE
Beginning balance	$4,550	$5,049	$5,552	$5,766	$5,900

First year & single premiums	24	23	32	18	17
Renewal premiums	128	126	144	119	119

Premiums and deposits	152	149	176	137	136
Surrenders	(77)	(104)	(116)	(88)	(89)
Death benefits	(11)	(17)	(16)	(15)	(24)

Net Flows	64	28	44	34	23
Policy fees	(123)	(123)	(132)	(114)	(118)
Change in market value/interest credited	558	598	302	214	(298)

Ending balance	$5,049	$5,552	$5,766	$5,900	$5,507

UNIVERSAL LIFE [1]
Beginning balance	$5,431	$5,510	$5,591	$5,693	$5,781

First year & single premiums	118	109	141	123	127
Renewal premiums	131	130	147	132	138

Premiums and deposits	249	239	288	255	265
Surrenders	(58)	(45)	(59)	(49)	(40)
Death benefits	(24)	(23)	(26)	(27)	(36)

Net Flows	167	171	203	179	189
Policy fees	(145)	(146)	(162)	(146)	(154)
Change in market value/interest credited	57	56	61	55	57

Ending balance	$5,510	$5,591	$5,693	$5,781	$5,873

TOTAL INDIVIDUAL LIFE
Beginning balance	$9,981	$10,559	$11,143	$11,459	$11,681

First year & single premiums	142	132	173	141	144
Renewal premiums	259	256	291	251	257

Premiums and deposits	401	388	464	392	401
Surrenders	(135)	(149)	(175)	(137)	(129)
Death benefits	(35)	(40)	(42)	(42)	(60)

Net Flows	231	199	247	213	212
Policy fees	(268)	(269)	(294)	(260)	(272)
Change in market value/interest credited	615	654	363	269	(241)

Ending balance	$10,559	$11,143	$11,459	$11,681	$11,380

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
						Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
Revenues
Premiums and other considerations
ASO fees	$9	$10	$10	$10	$9	—	(10%)	$20	$19	(5%)
Other fees	(1)	—	1	3	3	NM	—	—	6	—

Total fee income	8	10	11	13	12	50%	(8%)	20	25	25%

Direct premiums	1,053	1,046	1,047	1,079	1,060	1%	(2%)	2,156	2,139	(1%)
Reinsurance premiums	13	13	11	10	2	(85%)	(80%)	36	12	(67%)

Net premiums	1,066	1,059	1,058	1,089	1,062	—	(2%)	2,192	2,151	(2%)

Total premiums and other considerations	1,074	1,069	1,069	1,102	1,074	—	(3%)	2,212	2,176	(2%)

Net investment income
Net investment income on G/A assets	91	95	96	99	101	11%	2%	174	200	15%
Net investment income on assigned capital	11	10	9	8	9	(18%)	13%	19	17	(11%)

Total net investment income	102	105	105	107	110	8%	3%	193	217	12%
Net realized capital losses — core	—	(1)	(1)	(1)	—	—	100%	(1)	(1)	—

Total core revenues	1,176	1,173	1,173	1,208	1,184	1%	(2%)	2,404	2,392	—
Net realized gains (losses), before tax and DAC, excluded from core revenues	(41)	(31)	(53)	10	23	NM	130%	(37)	33	NM

Total revenues	1,135	1,142	1,120	1,218	1,207	6%	(1%)	2,367	2,425	2%

Benefits and Expenses
Benefits and losses
Death benefits	326	310	314	335	300	(8%)	(10%)	661	635	(4%)
Other contract benefits	456	456	461	460	445	(2%)	(3%)	913	905	(1%)
Change in reserve	40	(24)	(3)	48	101	153%	110%	108	149	38%

Total benefits and losses	822	742	772	843	846	3%	—	1,682	1,689	—

Other insurance expenses
Commissions & wholesaling expenses	143	159	138	144	138	(3%)	(4%)	268	282	5%
Operating expenses	144	131	132	133	129	(10%)	(3%)	278	262	(6%)
Premium taxes and other expenses	14	19	17	22	24	71%	9%	36	46	28%

Subtotal — expenses before deferral	301	309	287	299	291	(3%)	(3%)	582	590	1%
Deferred policy acquisition costs	(14)	(14)	(13)	(16)	(10)	29%	38%	(31)	(26)	16%

Total other insurance expense	287	295	274	283	281	(2%)	(1%)	551	564	2%
Amortization of deferred policy acquisition costs	15	16	16	16	15	—	(6%)	29	31	7%

Total benefits and expenses	1,124	1,053	1,062	1,142	1,142	2%	—	2,262	2,284	1%
Core earnings before income taxes	52	120	111	66	42	(19%)	(36%)	142	108	(24%)
Income tax expense	11	35	32	16	8	(27%)	(50%)	35	24	(31%)

Core earnings	41	85	79	50	34	(17%)	(32%)	107	84	(21%)
Net realized gains (losses), net of tax and DAC, excluded from core earnings [1]	(27)	(20)	(34)	1	14	NM	NM	(24)	15	NM

Net income	$14	$65	$45	$51	$48	NM	(6%)	$83	$99	19%

After-Tax Profit as % of Revenues
Core earnings	3.5%	7.2%	6.7%	4.3%	2.9%	(0.6)	(1.4)	4.5%	3.6%	(0.9)
Net income	1.2%	5.7%	4.0%	4.3%	4.0%	2.8	(0.3)	3.5%	4.2%	0.7

[1]	See pages C-12 and C-13 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
PREMIUMS
Fully Insured — Ongoing Premiums
Group disability	$476	$469	$471	$481	$469	(1%)	(2%)	$994	$950	(4%)
Group life	529	528	526	512	514	(3%)	—	1,072	1,026	(4%)
Other	61	62	61	59	58	(5%)	(2%)	126	117	(7%)

Total fully insured — ongoing premiums	1,066	1,059	1,058	1,052	$1,041	(2%)	(1%)	2,192	2,093	(5%)

Total buyouts [1]	—	—	—	37	21	—	(43%)	—	58	—

Total premiums	1,066	1,059	1,058	1,089	1,062	—	(2%)	2,192	2,151	(2%)
Group disability — premium equivalents [2]	104	102	100	96	98	(6%)	2%	196	194	(1%)

Total premiums and premium equivalent	$1,170	$1,161	$1,158	$1,185	$1,160	(1%)	(2%)	$2,388	$2,345	(2%)

SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully Insured — Ongoing Sales
Group disability	$37	$56	$50	$120	$43	16%	(64%)	$241	$163	(32%)
Group life	48	62	76	172	55	15%	(68%)	236	227	(4%)
Other	4	4	4	4	3	(25%)	(25%)	12	7	(42%)

Total fully insured — ongoing sales	89	122	130	296	101	13%	(66%)	489	397	(19%)

Total buyouts [1]	—	1	—	37	21	—	(43%)	—	58	—

Total sales	89	123	130	333	122	37%	(63%)	489	455	(7%)
Group disability premium equivalents [2]	25	7	13	54	12	(52%)	(78%)	87	66	(24%)

Total sales and premium equivalents	$114	$130	$143	$387	$134	18%	(65%)	$576	$521	(10%)

RATIOS [3]
Loss Ratio	76.5%	69.4%	72.2%	75.7%	78.3%	1.8	2.6	76.0%	77.0%	1.0
Expense Ratio	28.1%	29.1%	27.1%	28.1%	28.1%	—	—	26.2%	28.1%	1.9

GAAP RESERVES [4]
Group disability	$4,823	$4,818	$4,821	$4,897	$4,996	4%	2%
Group life	1,337	1,314	1,305	1,277	1,269	(5%)	(1%)
Other	88	86	88	85	83	(6%)	(2%)

Total GAAP reserves	$6,248	$6,218	$6,214	$6,259	$6,348	2%	1%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	Reserve balances for the three months ended June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010 are net of reinsurance recoverables of $200, $209, $213, $216, and $199 respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
Revenues
Premiums and other considerations
Variable annuity fees	$16	$16	$15	$13	$14	(13%)	8%	$31	$27	(13%)
Cost of insurance charges	19	8	16	29	28	47%	(3%)	39	57	46%
Mutual fund and other fees	3	4	6	1	2	(33%)	100%	8	3	(63%)

Total fee income	38	28	37	43	44	16%	2%	78	87	12%

Direct premiums	74	31	39	10	3	(96%)	(70%)	282	13	(95%)

Total premiums and other considerations	112	59	76	53	47	(58%)	(11%)	360	100	(72%)

Net investment income
Net investment income on G/A assets	212	209	196	215	227	7%	6%	399	442	11%
Net investment income on assigned capital	6	6	6	4	5	(17%)	25%	11	9	(18%)
Charge for invested capital	2	1	1	2	2	—	—	4	4	—

Total net investment income	220	216	203	221	234	6%	6%	414	455	10%
Net realized capital losses — core	(2)	(1)	(2)	(1)	(1)	50%	—	(4)	(2)	50%

Total core revenues	330	274	277	273	280	(15%)	3%	770	553	(28%)

Net realized losses, before tax and DAC, excluded from core revenues	(93)	(144)	(257)	(75)	(7)	92%	91%	(330)	(82)	75%

Total revenues	237	130	20	198	273	15%	38%	440	471	7%

Benefits and Expenses
Benefits and losses
Death benefits	19	8	14	20	20	5%	—	39	40	3%
Other contract benefits	133	134	128	106	106	(20%)	—	259	212	(18%)
Change in reserve	61	13	26	18	8	(87%)	(56%)	250	26	(90%)
Interest credited on G/A assets	110	107	101	122	119	8%	(2%)	222	241	9%

Total benefits and losses	323	262	269	266	253	(22%)	(5%)	770	519	(33%)

Other insurance expenses
Commissions & wholesaling expenses	1	5	4	2	(0)	(100%)	(100%)	14	2	(86%)
Operating expenses	16	17	15	10	11	(31%)	10%	32	21	(34%)
Premium taxes and other expenses	1	(2)	3	1	5	NM	NM	3	6	100%

Subtotal — expenses before deferral	18	20	22	13	16	(11%)	23%	49	29	(41%)
Deferred policy acquisition costs	(1)	(1)	(2)	—	—	100%	—	(5)	—	100%

Total other insurance expense	17	19	20	13	16	(6%)	23%	44	29	(34%)
Amortization of deferred policy acquisition costs	2	6	4	8	8	NM	—	7	16	129%

Total benefits and expenses	342	287	293	287	277	(19%)	(3%)	821	564	(31%)
Core earnings (loss) before income taxes	(12)	(13)	(16)	(14)	3	NM	NM	(51)	(11)	78%
Income tax benefit	(7)	(6)	(8)	(7)	(1)	86%	86%	(26)	(8)	69%

Core earnings (loss) [1]	(5)	(7)	(8)	(7)	4	NM	NM	(25)	(3)	88%
Net realized losses, net of tax and DAC, excluded from core earnings [2]	(61)	(94)	(166)	(81)	(5)	92%	94%	(215)	(86)	60%

Net loss [1]	$(66)	$(101)	$(174)	$(88)	$(1)	98%	99%	$(240)	$(89)	63%

RETURN ON ASSETS (After-tax bps)
Core earnings	(3.3)	(4.6)	(5.3)	(5.0)	2.9	NM	NM	(8.4)	(1.1)	87%
Net Loss	(44.1)	(66.8)	(115.3)	(62.3)	(0.7)	98%	99%	(80.5)	(31.9)	60%

[1]	The DAC unlock recorded in the three months ended September 30, 2009 decreased both core earnings and net income by $1.

[2]	See pages C-12 and C-13 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC. LIFE INSTITUTIONAL SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2009	2009	2009	2010	2010	Change	Change
INSTITUTIONAL INVESTMENT PRODUCTS
General account [1] [2]	$20,129	$18,845	$18,067	$16,668	$15,506	(23%)	(7%)
Guaranteed separate account	386	417	404	413	439	14%	6%
Non-guaranteed separate account	3,413	3,866	3,902	3,979	4,005	17%	1%

Total Institutional Investment Products account value	23,928	23,128	22,373	21,060	$19,950	(17%)	(5%)
Mutual fund assets [3]	3,654	4,453	4,262	—	—	(100%)	—

Total Institutional Investment Products Assets Under Management	$27,582	$27,581	$26,635	$21,060	$19,950	(28%)	(5%)

PRIVATE PLACEMENT LIFE INSURANCE
General account [4]	$44	$44	$4	$1,729	$1,732	NM	—
Non-guaranteed separate account	32,550	33,153	33,352	33,512	33,317	2%	(1%)

Total Private Placement Life Insurance account value	32,594	33,197	33,356	35,241	35,049	8%	(1%)

TOTAL INSTITUTIONAL
General account [1] [2] [4]	$20,173	$18,889	$18,071	$18,397	$17,238	(15%)	(6%)
Guaranteed separate account	386	417	404	413	439	14%	6%
Non-guaranteed separate account	35,963	37,019	37,254	37,491	37,322	4%	—

Total Institutional account value	56,522	56,325	55,729	56,301	54,999	(3%)	(2%)
Mutual fund assets [3]	3,654	4,453	4,262	—	—	(100%)	—

Total Institutional Assets Under Management	$60,176	$60,778	$59,991	$56,301	$54,999	(9%)	(2%)

BY PRODUCT
Institutional Investment Products
Structured settlements	$7,472	$7,531	$7,573	$7,596	$7,600	2%	—
Institutional annuities	3,037	3,064	3,046	2,852	2,860	(6%)	—
Guaranteed interest products [1]	9,376	8,047	7,240	6,701	5,544	(41%)	(17%)
Other [2]	4,043	4,486	4,514	3,911	3,946	(2%)	1%

Total Institutional Investment Products	23,928	23,128	22,373	21,060	19,950	(17%)	(5%)

Private Placement Life Insurance [4]	32,594	33,197	33,356	35,241	35,049	8%	(1%)

Total Institutional account value	56,522	56,325	55,729	56,301	54,999	(3%)	(2%)

Investment Only Mutual Fund Assets [3]	3,654	4,453	4,262	—	—	(100%)	—

Total Institutional Assets Under Management	$60,176	$60,778	$59,991	$56,301	$54,999	(9%)	(2%)

[1]	Included in the balance, beginning with the three months ended March 31, 2009, is approximately $1.5 billion related to an intrasegment funding agreement which is eliminated in consolidation.

[2]	SPIA and Lifetime Income & Maturity Funding were transferred from Institutional to Global Annuity — U.S. and Retirement Plans, respectively, effective January 1, 2010 on a prospective basis.

[3]	The Investment Only Mutual Funds business was transferred from Institutional to Mutual Funds from Institutional, effective January 1, 2010, on a prospective basis.

[4]	Leveraged COLI was transferred from Other to Institutional, effective January 1, 2010 on a prospective basis.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLL FORWARD [1]

	THREE MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2009	2009	2009	2010	2010
INSTITUTIONAL INVESTMENT PRODUCTS ACCOUNT VALUE [1]
Beginning balance	$24,954	$23,928	$23,128	$22,373	$21,060
Transfer out of SPIA & Maturity Funding [5]	—	—	—	(877)	—

Deposits	150	210	146	33	12
Surrenders	(1,113)	(1,457)	(934)	(352)	(895)
Death benefits/annuity payouts	(182)	(186)	(232)	(474)	(527)
Transfers [4]	(318)	—	—	—	—

Net Flows	(1,463)	(1,433)	(1,020)	(793)	(1,410)
Change in market value/change in reserve/interest credited	437	633	265	357	300

Ending balance	$23,928	$23,128	$22,373	$21,060	$19,950

INVESTMENT ONLY MUTUAL FUND ASSETS [2]
Beginning balance	$2,416	$3,654	$4,453	$4,262	$—
Transfer out of Investment Only Mutual Funds [6]	—	—	—	(4,262)	—

Deposits	702	387	466	—	—
Surrenders	(272)	(257)	(912)	—	—
Transfers [4]	318	—	—	—	—

Net Flows	748	130	(446)	—	—
Change in market value/change in reserve/interest credited	490	669	255	—	—

Ending balance	$3,654	$4,453	$4,262	$—	$—

PRIVATE PLACEMENT LIFE INSURANCE ACCOUNT VALUE [1]
Beginning balance	$32,154	$32,594	$33,197	$33,356	$35,241
Transfer in of Leveraged COLI [7]	—	—	—	1,794	—

Deposits	125	26	41	21	68
Surrenders	(2)	(2)	(225)	(251)	(272)
Death benefits/annuity payouts	(36)	(17)	(24)	(28)	(38)

Net Flows	87	7	(208)	(258)	(242)
Change in market value/change in reserve/interest credited	408	624	390	415	112
Other [3]	(55)	(28)	(23)	(66)	(62)

Ending balance	$32,594	$33,197	$33,356	$35,241	$35,049

INSTITUTIONAL
Beginning balance	$59,524	$60,176	$60,778	$59,991	$56,301
Transfer out of Investment Only Mutual Funds, SPIA, Maturity Funding and Transfers in of Leveraged COLI [5,6,7]	—	—	—	(3,345)	—

Deposits	977	623	653	54	80
Surrenders	(1,387)	(1,716)	(2,071)	(603)	(1,167)
Death benefits/annuity payouts	(218)	(203)	(256)	(502)	(565)

Net Flows	(628)	(1,296)	(1,674)	(1,051)	(1,652)
Change in market value/change in reserve/interest credited	1,335	1,926	910	772	412
Other [3]	(55)	(28)	(23)	(66)	(62)

Ending balance	$60,176	$60,778	$59,991	$56,301	$54,999

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Mutual Fund assets are an internal measure used by the Company because a portion of revenues are based upon asset levels. Mutual Fund assets are not included on the balance sheet.

[3]	Primarily consists of cost of insurance and M&E charges.

[4]	In the three months ended June 30, 2009 there was a transfer of funds related to one case from Institutional Investment Products to Investment Only Mutual Funds.

[5]	SPIA and Lifetime Income & Maturity Funding were transferred to Global Annuity — U.S. and Retirement Plans from Institutional, effective January 1, 2010 on a prospective basis.

[6]	The Investment Only Mutual Funds business was transferred to Mutual Funds from Institutional, effective January 1, 2010, on a prospective basis.

[7]	The Leveraged COLI business was transferred in from Corporate Other to Institutional, effective January 1, 2010, on a prospective basis.

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums	$2,463	$2,436	$2,353	$2,455	$2,422	(2%)	(1%)	$4,922	$4,877	(1%)
Earned premiums	2,478	2,431	2,441	2,420	2,410	(3%)	—	4,989	4,830	(3%)

TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Personal Lines	(10)	(11)	66	54	(73)	NM	NM	65	(19)	NM
Small Commercial	74	90	144	83	62	(16%)	(25%)	161	145	(10%)
Middle Market	56	61	72	12	(22)	NM	NM	125	(10)	NM
Specialty Commercial	36	30	81	52	111	NM	113%	59	163	176%

Ongoing Operations underwriting results	156	170	363	201	78	(50%)	(61%)	410	279	(32%)
Other Operations [1]	(124)	(88)	(44)	(8)	(178)	(44%)	NM	(129)	(186)	(44%)

Total Property & Casualty underwriting results	$32	$82	$319	$193	$(100)	NM	NM	$281	$93	(67%)

ONGOING OPERATIONS UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [2]	61.9	65.2	65.1	64.4	63.9	(2.0)	0.5	62.5	64.2	(1.7)
Current accident year catastrophes	5.8	4.7	(0.7)	3.3	9.5	(3.7)	(6.2)	4.2	6.4	(2.2)
Prior accident years [3]	(2.4)	(5.5)	(6.8)	(3.7)	(6.2)	3.8	2.5	(2.6)	(4.9)	2.3

Total losses and loss adjustment expenses	65.3	64.4	57.6	64.0	67.2	(1.9)	(3.2)	64.0	65.6	(1.6)

Expenses [4]	28.2	28.4	27.7	28.0	29.4	(1.2)	(1.4)	27.5	28.7	(1.2)
Policyholder dividends [5]	0.2	0.2	(0.2)	(0.3)	0.2	—	(0.5)	0.2	(0.1)	0.3

Combined ratio	93.7	93.0	85.1	91.7	96.8	(3.1)	(5.1)	91.8	94.2	(2.4)

Catastrophes
Current year	5.8	4.7	(0.7)	3.3	9.5	(3.7)	(6.2)	4.2	6.4	(2.2)
Prior year	(0.2)	(0.4)	(0.4)	(0.2)	0.3	(0.5)	(0.5)	—	0.1	(0.1)

Catastrophe ratio	5.6	4.4	(1.1)	3.1	9.8	(4.2)	(6.7)	4.2	6.4	(2.2)

Combined ratio before catastrophes	88.1	88.6	86.2	88.6	87.0	1.1	1.6	87.6	87.8	(0.2)

Combined ratio before catastrophes and prior year development	90.4	93.8	92.6	92.1	93.5	(3.1)	(1.4)	90.2	92.8	(2.6)

Total Property & Casualty Income and ROE
Net income	$173	$190	$508	$257	$188	9%	(27%)	$285	$445	56%
Core earnings	$212	$246	$378	$304	$161	(24%)	(47%)	$533	$465	(13%)

Core earnings ROE (rolling 12 months income)
Ongoing Operations	14.9%	17.5%	16.1%	15.6%	14.7%	(0.2)	(0.9)
Other Operations	(4.3%)	(10.7%)	(12.0%)	(13.3%)	(25.0%)	(20.7)	(11.7)
Total Property & Casualty	13.8%	15.8%	14.0%	13.6%	12.6%	(1.2)	(1.0)

	PROPERTY & CASUALTY
	Dec. 31,	Jun. 30,
	2009	2010	Change
Selected Financial Data
Total Property and Casualty adjusted statutory surplus ($ in millions)	$7,364	$7,388	$24
Total Property and Casualty premium to adjusted surplus ratio	1.3	1.3	—

[1]	The three months ended June 30, 2009 included net asbestos reserve strengthening of $138. The three months ended September 30, 2009 included environmental reserve strengthening of $75. The three months ended June 30, 2010 included net asbestos reserve strengthening of $169.

[2]	The three months ended September 30, 2009 included current accident year reserve strengthening, totaling 0.3 points, primarily related to Personal Lines auto liability claims. The three months ended December 31, 2009 included current accident year reserve strengthening, totaling 0.2 points, primarily related to Personal Lines auto liability claims and Middle Market general liability claims, partially offset by current accident year reserve releases primarily related to Specialty Commercial professional liability and workers’ compensation claims. The three months ended June 30, 2010 included current accident year reserve strengthening, totaling 0.6 points, primarily related to Personal Lines homeowners claims and Specialty Commercial professional liability claims.

[3]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[4]	The six months ended June 30, 2009 included a reduction to an assessment from the Texas Windstorm Insurance Association (TWIA) totaling 0.3 points. The three months ended June 30, 2009 included an increase in taxes, licenses and fees due to an increase in the assessment for a second injury fund and reserve strengthening for other state funds and taxes totaling 0.9 points. The three months ended June 30, 2010 included taxes, licenses and fees reserve strengthening due to an increase in the assessment for New York state funds and taxes totaling 0.8 points.

[5]	The three months ended December 31, 2009 included a decrease in prior year dividends, totaling 0.4 points. The three months ended March 31, 2010 included a decrease in prior year dividends, totaling 0.5 points.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Written premiums	$2,463	$2,436	$2,353	$2,455	$2,422	(2%)	(1%)	$4,922	$4,877	(1%)
Change in unearned premium reserve	(15)	5	(88)	35	12	NM	(66%)	(67)	47	NM

Earned premiums	2,478	2,431	2,441	2,420	2,410	(3%)	—	4,989	4,830	(3%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,534	1,586	1,589	1,560	1,538	—	(1%)	3,115	3,098	(1%)
Current accident year catastrophes	142	115	(16)	79	229	61%	190%	207	308	49%
Prior accident years [2]	62	(52)	(128)	(89)	24	(61%)	NM	(6)	(65)	NM

Total losses and loss adjustment expenses	1,738	1,649	1,445	1,550	1,791	3%	16%	3,316	3,341	1%

Underwriting expenses [3]	703	695	682	685	715	2%	4%	1,382	1,400	1%
Dividends to policyholders [4]	5	5	(5)	(8)	4	(20%)	NM	10	(4)	NM

Underwriting results	32	82	319	193	(100)	NM	NM	281	93	(67%)

Net servicing income	7	10	12	7	10	43%	43%	15	17	13%
Net investment income	280	294	307	309	340	21%	10%	505	649	29%
Periodic net coupon settlements on credit derivatives, before-tax	(4)	(3)	(2)	(2)	(3)	25%	(50%)	(7)	(5)	29%
Other expenses [5]	(50)	(46)	(78)	(53)	(53)	(6%)	—	(99)	(106)	(7%)
Income tax expense [6]	(53)	(91)	(180)	(150)	(33)	38%	78%	(162)	(183)	(13%)

Core earnings	212	246	378	304	161	(24%)	(47%)	533	465	(13%)

Add: Net realized capital (losses) gains, after-tax, excluded from core earnings [7]	(39)	(56)	130	(47)	27	NM	NM	(248)	(20)	92%

Net income	$173	$190	$508	$257	$188	9%	(27%)	$285	$445	56%

Total Property & Casualty effective tax rate — net income	9.8%	23.9%	32.8%	38.2%	19.5%	9.7	(18.7)	5.5%	31.5%	26.0
Total Property & Casualty effective tax rate — core earnings	20.5%	26.8%	32.2%	33.0%	17.3%	(3.2)	(15.7)	23.4%	28.3%	4.9

[1]	The three months ended September 30, 2009 included current accident year reserve strengthening of $8, primarily related to Personal Lines auto liability claims. The three months ended December 31, 2009 included current accident year reserve strengthening of $5, primarily related to Personal Lines auto liability claims and Middle Market general liability claims, partially offset by current accident year reserve releases primarily related to Specialty Commercial professional liability and workers’ compensation claims. The three months ended June 30, 2010 included current accident year reserve strengthening of $15, primarily related to Personal Lines homeowners claims and Specialty Commercial professional liability claims.

[2]	The three months ended June 30, 2009 included $138 of net asbestos reserve strengthening, partially offset by a $40 reduction in the allowance for uncollectible reinsurance, $33 of reserve releases related to Middle Market general liability claims and $30 of reserve releases related to professional liability claims. The three months ended September 30, 2009 included $45 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $24 of reserve releases related to professional liability claims, $20 of reserve releases related to Personal Lines auto liability claims and $14 of reserve releases related to Middle Market general liability claims, partially offset by $75 of environmental reserve strengthening. The three months ended December 31, 2009 included $63 of reserve releases related to Personal Lines, Small Commercial and Middle Market auto liability claims, $53 of reserve releases related to professional liability claims and $27 of reserve releases related to Middle Market general liability claims, partially offset by $25 of Other Operations unallocated loss adjustment expense reserve strengthening. The three months ended March 31, 2010 included $22 of reserve releases related to professional liability claims, $17 of reserve releases related to Personal Lines auto liability claims and $10 of reserve releases related to Middle Market general liability umbrella claims. The three months ended June 30, 2010 included $169 of net asbestos reserve strengthening and $21 of Middle Market general liability loss adjustment expense reserve strengthening, partially offset by $61 of reserve releases related to professional liability claims, $36 of reserve releases related to Personal Lines and Small Commercial auto liability claims, a $30 reduction in the allowance for uncollectible reinsurance, $27 of reserve releases related to Middle Market general liability umbrella and high hazard claims and $17 of reserve releases related to Specialty Commercial programs business.

[3]	The six months ended June 30, 2009 included a $14 reduction to an assessment from the Texas Windstorm Insurance Association (TWIA). The three months ended June 30, 2009 included a $23 increase in taxes, licenses and fees due to a $6 increase in the assessment for a second injury fund and $17 reserve strengthening for other state funds and taxes. The three months ended June 30, 2010 included taxes, licenses and fees reserve strengthening of $20 due to an increase in the assessment for New York state funds and taxes.

[4]	The three months ended December 31, 2009 included a decrease in prior year dividends of $10. The three months ended March 31, 2010 included a decrease in prior year dividends of $12.

[5]	The three months ended December 31, 2009 included a $15 increase in litigation reserves and a $9 increase in estimated non-income tax liabilities.

[6]	The three months ended March 31, 2010 included a tax charge of $19 related to a decrease in deferred tax assets as a result of recent federal legislation that will reduce the tax deduction available to the Company related to retiree health care costs beginning in 2013.

[7]	See pages C-12 and C-13 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
ONGOING OPERATIONS UNDERWRITING RESULTS
Written premiums	$2,462	$2,436	$2,351	$2,454	$2,421	(2%)	(1%)	$4,920	$4,875	(1%)
Change in unearned premium reserve	(15)	5	(91)	34	12	NM	(65%)	(68)	46	NM

Earned premiums	2,477	2,431	2,442	2,420	2,409	(3%)	—	4,988	4,829	(3%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,534	1,586	1,589	1,560	1,538	—	(1%)	3,115	3,098	(1%)
Current accident year catastrophes	142	115	(16)	79	229	61%	190%	207	308	49%
Prior accident years [2]	(59)	(135)	(166)	(90)	(149)	(153%)	(66%)	(127)	(239)	(88%)

Total losses and loss adjustment expenses	1,617	1,566	1,407	1,549	1,618	—	4%	3,195	3,167	(1%)

Underwriting expenses [3]	699	690	677	678	709	1%	5%	1,373	1,387	1%
Dividends to policyholders [4]	5	5	(5)	(8)	4	(20%)	NM	10	(4)	NM

Underwriting results	156	170	363	201	78	(50%)	(61%)	410	279	(32%)

Net servicing income	7	10	12	7	10	43%	43%	15	17	13%
Net investment income	239	254	265	268	298	25%	11%	424	566	33%
Periodic net coupon settlements on credit derivatives, before-tax	(4)	(3)	(2)	(2)	(3)	25%	(50%)	(7)	(5)	29%
Other expenses [5]	(48)	(47)	(78)	(54)	(53)	(10%)	2%	(98)	(107)	(9%)
Income tax expense [6]	(87)	(106)	(181)	(139)	(83)	5%	40%	(184)	(222)	(21%)

Core earnings	263	278	379	281	247	(6%)	(12%)	560	528	(6%)

Add: Net realized capital (losses) gains, after-tax, excluded from core earnings [7]	(41)	(49)	119	(43)	14	NM	NM	(227)	(29)	87%

Net income	$222	$229	$498	$238	$261	18%	10%	$333	$499	50%

Ongoing Operations effective tax rate — net income	18.8%	25.8%	33.0%	38.4%	25.0%	6.2	(13.4)	12.8%	32.1%	19.3
Ongoing Operations effective tax rate — core earnings	24.7%	27.6%	32.4%	33.2%	24.9%	0.2	(8.3)	24.7%	29.6%	4.9

[1]	The three months ended September 30, 2009 included current accident year reserve strengthening of $8, primarily related to Personal Lines auto liability claims. The three months ended December 31, 2009 included current accident year reserve strengthening of $5, primarily related to Personal Lines auto liability claims and Middle Market general liability claims, partially offset by current accident year reserve releases primarily related to Specialty Commercial professional liability and workers’ compensation claims. The three months ended June 30, 2010 included current accident year reserve strengthening of $15, primarily related to Personal Lines homeowners claims and Specialty Commercial professional liability claims.

[2]	The three months ended June 30, 2009 included $33 of reserve releases related to Middle Market general liability claims and $30 of reserve releases related to professional liability claims. The three months ended September 30, 2009 included $45 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $24 of reserve releases related to professional liability claims, $20 of reserve releases related to Personal Lines auto liability claims and $14 of reserve releases related to Middle Market general liability claims. The three months ended December 31, 2009 included $63 of reserve releases related to Personal Lines, Small Commercial and Middle Market auto liability claims, $53 of reserve releases related to professional liability claims and $27 of reserve releases related to Middle Market general liability claims. The three months ended March 31, 2010 included $22 of reserve releases related to professional liability claims, $17 of reserve releases related to Personal Lines auto liability claims and $10 of reserve releases related to Middle Market general liability umbrella claims. The three months ended June 30, 2010 included $61 of reserve releases related to professional liability claims, $36 of reserve releases related to Personal Lines and Small Commercial auto liability claims, a $30 reduction in the allowance for uncollectible reinsurance, $27 of reserve releases related to Middle Market general liability umbrella and high hazard claims and $17 of reserve releases related to Specialty Commercial programs business, partially offset by $21 of Middle Market general liability loss adjustment expense reserve strengthening.

[3]	The six months ended June 30, 2009 included a $14 reduction to an assessment from the Texas Windstorm Insurance Association (TWIA). The three months ended June 30, 2009 included a $23 increase in taxes, licenses and fees due to a $6 increase in the assessment for a second injury fund and $17 reserve strengthening for other state funds and taxes. The three months ended June 30, 2010 included taxes, licenses and fees reserve strengthening of $20 due to an increase in the assessment for New York state funds and taxes.

[4]	The three months ended December 31, 2009 included a decrease in prior year dividends of $10. The three months ended March 31, 2010 included a decrease in prior year dividends of $12.

[5]	The three months ended December 31, 2009 included a $15 increase in litigation reserves and a $9 increase in estimated non-income tax liabilities.

[6]	The three months ended March 31, 2010 included a tax charge of $19 related to a decrease in deferred tax assets as a result of recent federal legislation that will reduce the tax deduction available to the Company related to retiree health care costs beginning in 2013.

[7]	See pages C-12 and C-13 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
UNDERWRITING RESULTS
Written premiums	$2,462	$2,436	$2,351	$2,454	$2,421	(2%)	(1%)	$4,920	$4,875	(1%)
Change in unearned premium reserve	(15)	5	(91)	34	12	NM	(65%)	(68)	46	NM

Earned premiums	2,477	2,431	2,442	2,420	2,409	(3%)	—	4,988	4,829	(3%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,534	1,586	1,589	1,560	1,538	—	(1%)	3,115	3,098	(1%)
Current accident year catastrophes	142	115	(16)	79	229	61%	190%	207	308	49%
Prior accident years [2]	(59)	(135)	(166)	(90)	(149)	(153%)	(66%)	(127)	(239)	(88%)

Total losses and loss adjustment expenses	1,617	1,566	1,407	1,549	1,618	—	4%	3,195	3,167	(1%)

Underwriting expenses [3]	699	690	677	678	709	1%	5%	1,373	1,387	1%
Dividends to policyholders [4]	5	5	(5)	(8)	4	(20%)	NM	10	(4)	NM

Underwriting results	$156	$170	$363	$201	$78	(50%)	(61%)	$410	$279	(32%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	61.9	65.2	65.1	64.4	63.9	(2.0)	0.5	62.5	64.2	(1.7)
Current accident year catastrophes	5.8	4.7	(0.7)	3.3	9.5	(3.7)	(6.2)	4.2	6.4	(2.2)
Prior accident years [2] [5]	(2.4)	(5.5)	(6.8)	(3.7)	(6.2)	3.8	2.5	(2.6)	(4.9)	2.3

Total losses and loss adjustment expenses	65.3	64.4	57.6	64.0	67.2	(1.9)	(3.2)	64.0	65.6	(1.6)

Expenses	28.2	28.4	27.7	28.0	29.4	(1.2)	(1.4)	27.5	28.7	(1.2)
Policyholder dividends	0.2	0.2	(0.2)	(0.3)	0.2	—	(0.5)	0.2	(0.1)	0.3

Combined ratio	93.7	93.0	85.1	91.7	96.8	(3.1)	(5.1)	91.8	94.2	(2.4)

Catastrophes
Current year	5.8	4.7	(0.7)	3.3	9.5	(3.7)	(6.2)	4.2	6.4	(2.2)
Prior year	(0.2)	(0.4)	(0.4)	(0.2)	0.3	(0.5)	(0.5)	—	0.1	(0.1)

Catastrophe ratio	5.6	4.4	(1.1)	3.1	9.8	(4.2)	(6.7)	4.2	6.4	(2.2)

Combined ratio before catastrophes	88.1	88.6	86.2	88.6	87.0	1.1	1.6	87.6	87.8	(0.2)

Combined ratio before catastrophes and prior year development	90.4	93.8	92.6	92.1	93.5	(3.1)	(1.4)	90.2	92.8	(2.6)

[1]	The three months ended September 30, 2009 included current accident year reserve strengthening, totaling $8, or 0.3 points, primarily related to Personal Lines auto liability claims. The three months ended December 31, 2009 included current accident year reserve strengthening, totaling $5, or 0.2 points, primarily related to Personal Lines auto liability claims and Middle Market general liability claims, partially offset by current accident year reserve releases primarily related to Specialty Commercial professional liability and workers’ compensation claims. The three months ended June 30, 2010 included current accident year reserve strengthening, totaling $15 or 0.6 points, primarily related to Personal Lines homeowners claims and Specialty Commercial professional liability claims.

[2]	The three months ended June 30, 2009 included $33 of reserve releases related to Middle Market general liability claims and $30 of reserve releases related to professional liability claims. The three months ended September 30, 2009 included $45 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $24 of reserve releases related to professional liability claims, $20 of reserve releases related to Personal Lines auto liability claims and $14 of reserve releases related to Middle Market general liability claims. The three months ended December 31, 2009 included $63 of reserve releases related to Personal Lines, Small Commercial and Middle Market auto liability claims, $53 of reserve releases related to professional liability claims and $27 of reserve releases related to Middle Market general liability claims. The three months ended March 31, 2010 included $22 of reserve releases related to professional liability claims, $17 of reserve releases related to Personal Lines auto liability claims and $10 of reserve releases related to Middle Market general liability umbrella claims. The three months ended June 30, 2010 included $61 of reserve releases related to professional liability claims, $36 of reserve releases related to Personal Lines and Small Commercial auto liability claims, a $30 reduction in the allowance for uncollectible reinsurance, $27 of reserve releases related to Middle Market general liability umbrella and high hazard claims and $17 of reserve releases related to Specialty Commercial programs business, partially offset by $21 of Middle Market general liability loss adjustment expense reserve strengthening.

[3]	The six months ended June 30, 2009 included a $14 reduction to an assessment from the Texas Windstorm Insurance Association (TWIA). The three months ended June 30, 2009 included a $23 increase in taxes, licenses and fees due to a $6 increase in the assessment for a second injury fund and $17 reserve strengthening for other state funds and taxes. The three months ended June 30, 2010 included taxes, licenses and fees reserve strengthening of $20 due to an increase in the assessment for New York state funds and taxes.

[4]	The three months ended December 31, 2009 included a decrease in prior year dividends of $10. The three months ended March 31, 2010 included a decrease in prior year dividends of $12.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
UNDERWRITING RESULTS
Written premiums	$1,045	$1,048	$950	$941	$1,033	(1%)	10%	$1,989	$1,974	(1%)
Change in unearned premium reserve	60	60	(50)	(54)	39	(35%)	NM	25	(15)	NM

Earned premiums	985	988	1,000	995	994	1%	—	1,964	1,989	1%

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	649	695	729	666	685	6%	3%	1,276	1,351	6%
Current accident year catastrophes	110	90	(14)	41	146	33%	NM	152	187	23%
Prior accident years [2]	—	(25)	(18)	(7)	(5)	—	29%	10	(12)	NM

Total losses and loss adjustment expenses	759	760	697	700	826	9%	18%	1,438	1,526	6%

Underwriting expenses [3]	236	239	237	241	241	2%	—	461	482	5%

Underwriting results	$(10)	$(11)	$66	$54	$(73)	NM	NM	$65	$(19)	NM

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	65.9	70.3	73.0	66.9	68.9	(3.0)	(2.0)	65.0	67.9	(2.9)
Current accident year catastrophes	11.2	9.1	(1.4)	4.2	14.6	(3.4)	(10.4)	7.7	9.4	(1.7)
Prior accident years [2] [4]	—	(2.5)	(1.8)	(0.8)	(0.4)	0.4	(0.4)	0.5	(0.6)	1.1

Total losses and loss adjustment expenses	77.0	76.9	69.8	70.3	83.1	(6.1)	(12.8)	73.2	76.7	(3.5)

Expenses	24.0	24.2	23.7	24.2	24.3	(0.3)	(0.1)	23.5	24.2	(0.7)

Combined ratio	101.0	101.1	93.4	94.5	107.4	(6.4)	(12.9)	96.7	100.9	(4.2)

Catastrophes
Current year	11.2	9.1	(1.4)	4.2	14.6	(3.4)	(10.4)	7.7	9.4	(1.7)
Prior year	0.8	(1.0)	(0.3)	(0.1)	0.5	0.3	(0.6)	1.0	0.2	0.8

Catastrophe ratio	12.0	8.1	(1.7)	4.0	15.1	(3.1)	(11.1)	8.7	9.5	(0.8)

Combined ratio before catastrophes	89.0	93.0	95.2	90.5	92.3	(3.3)	(1.8)	88.0	91.4	(3.4)

Combined ratio before catastrophes and prior year development	89.8	94.5	96.7	91.1	93.2	(3.4)	(2.1)	88.4	92.2	(3.8)

COMBINED RATIO
Automobile	95.6	98.1	103.3	93.7	98.7	(3.1)	(5.0)	92.4	96.2	(3.8)
Homeowners	114.9	109.2	68.3	96.8	128.8	(13.9)	(32.0)	107.6	112.9	(5.3)

Total	101.0	101.1	93.4	94.5	107.4	(6.4)	(12.9)	96.7	100.9	(4.2)

[1]	The three months ended June 30, 2009 included current accident year reserve strengthening of $2, or 0.2 points, related to auto liability claims. The three months ended September 30, 2009 included current accident year reserve strengthening of $10, or 1.0 points, related to auto liability claims. The three months ended December 31, 2009 included current accident year reserve strengthening of $14, or 1.4 points, primarily related to auto liability claims. The three months ended June 30, 2010 included current accident year reserve strengthening, totaling $7, or 0.7 points, primarily related to homeowners claims.

[2]	The three months ended September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010 included reserve releases of $20, $24, $17 and $24, respectively, related to auto liability claims.

[3]	The six months ended June 30, 2009 included a $7 reduction to an assessment from the Texas Windstorm Insurance Association (TWIA).

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$763	$755	$672	$671	$752	(1%)	12%	$1,444	$1,423	(1%)
Agency	268	280	264	258	267	—	3%	517	525	2%
Other	14	13	14	12	14	—	17%	28	26	(7%)

Total	$1,045	$1,048	$950	$941	$1,033	(1%)	10%	$1,989	$1,974	(1%)

EARNED PREMIUMS [1]

AARP	$709	$712	$720	$715	$716	1%	—	$1,412	$1,431	1%
Agency	261	261	266	266	264	1%	(1%)	522	530	2%
Other	15	15	14	14	14	(7%)	—	30	28	(7%)

Total	$985	$988	$1,000	$995	$994	1%	—	$1,964	$1,989	1%

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$742	$741	$679	$694	$719	(3%)	4%	$1,449	$1,413	(2%)
Homeowners	303	307	271	247	314	4%	27%	540	561	4%

Total	$1,045	$1,048	$950	$941	$1,033	(1%)	10%	$1,989	$1,974	(1%)

EARNED PREMIUMS [1]

Automobile	$711	$716	$719	$712	$710	—	—	$1,415	$1,422	—
Homeowners	274	272	281	283	284	4%	—	549	567	3%

Total	$985	$988	$1,000	$995	$994	1%	—	$1,964	$1,989	1%

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Renewal Written Price Increases
Automobile	3%	3%	4%	5%	6%	3%	1%	3%	6%	3%
Homeowners	5%	5%	7%	9%	9%	4%	—	5%	9%	4%

Policy Count Retention
Automobile	86%	86%	86%	84%	84%	(2%)	—	86%	84%	(2%)
Homeowners	86%	86%	86%	85%	85%	(1%)	—	86%	85%	(1%)

New Business Premium $
Automobile	$124	$117	$99	$93	$82	(34%)	(12%)	$239	$175	(27%)
Homeowners	$40	$42	$36	$30	$30	(25%)	—	$71	$60	(15%)

Policies in force
Automobile	2,375,240	2,394,043	2,395,421	2,376,660	2,341,594	(1%)	(1%)
Homeowners	1,471,287	1,483,795	1,488,408	1,487,782	1,479,749	1%	(1%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SMALL COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
UNDERWRITING RESULTS
Written premiums	$643	$626	$610	$694	$662	3%	(5%)	$1,336	$1,356	1%
Change in unearned premium reserve	—	(14)	(35)	57	14	—	(75%)	41	71	73%

Earned premiums	643	640	645	637	648	1%	2%	1,295	1,285	(1%)

Losses and loss adjustment expenses
Current accident year before catastrophes	340	349	345	366	349	3%	(5%)	702	715	2%
Current accident year catastrophes	23	19	(4)	21	45	96%	114%	29	66	128%
Prior accident years [1]	10	(19)	(32)	(18)	(16)	NM	11%	15	(34)	NM

Total losses and loss adjustment expenses	373	349	309	369	378	1%	2%	746	747	—

Underwriting expenses [2]	195	200	194	196	208	7%	6%	386	404	5%
Dividends to policyholders [3]	1	1	(2)	(11)	—	(100%)	100%	2	(11)	NM

Underwriting results	$74	$90	$144	$83	$62	(16%)	(25%)	$161	$145	(10%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	52.8	54.7	53.4	57.5	53.7	(0.9)	3.8	54.2	55.6	(1.4)
Current accident year catastrophes	3.6	2.9	(0.7)	3.3	6.9	(3.3)	(3.6)	2.3	5.1	(2.8)
Prior accident years [1] [4]	1.5	(3.1)	(4.8)	(2.8)	(2.4)	3.9	(0.4)	1.2	(2.6)	3.8

Total losses and loss adjustment expenses	58.0	54.5	47.8	57.9	58.2	(0.2)	(0.3)	57.6	58.0	(0.4)

Expenses	30.4	31.2	30.1	30.8	32.1	(1.7)	(1.3)	29.8	31.5	(1.7)
Policyholder dividends	0.2	0.2	(0.3)	(1.8)	0.1	0.1	(1.9)	0.1	(0.8)	0.9

Combined ratio	88.6	85.9	77.6	86.9	90.4	(1.8)	(3.5)	87.6	88.7	(1.1)

Catastrophes
Current year	3.6	2.9	(0.7)	3.3	6.9	(3.3)	(3.6)	2.3	5.1	(2.8)
Prior year	(0.3)	(0.1)	(0.2)	(0.3)	—	(0.3)	(0.3)	(0.1)	(0.2)	0.1

Catastrophe ratio	3.3	2.9	(0.9)	3.0	6.9	(3.6)	(3.9)	2.2	4.9	(2.7)

Combined ratio before catastrophes	85.3	83.0	78.5	84.0	83.5	1.8	0.5	85.4	83.7	1.7

Combined ratio before catastrophes and prior year development	83.4	86.0	83.1	86.5	85.9	(2.5)	0.6	84.1	86.2	(2.1)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Renewal Written Price (Decreases)/Increases	—	(1%)	(1%)	1%	3%	3%	2%	—	2%	2%

Policy Count Retention	81%	81%	84%	85%	83%	2%	(2%)	81%	84%	3%

New Business Premium $	$120	$126	$117	$130	$126	5%	(3%)	$239	$256	7%

Policies in force	1,060,482	1,069,157	1,077,189	1,091,270	1,107,779	4%	2%

[1]	The three months ended September 30, 2009 included a reserve release of $13 related to workers’ compensation business. The three months ended December 31, 2009 and June 30, 2010 included reserve releases of $23 and $12, respectively, related to auto liability claims.

[2]	The six months ended June 30, 2009 included a $5 reduction to an assessment from the Texas Windstorm Insurance Association (TWIA). The three months ended June 30, 2010 included taxes, licenses and fees reserve strengthening of $9 due to an increase in the assessment for New York state funds and taxes.

[3]	The three months ended December 31, 2009 included a decrease in prior year dividends of $3. The three months ended March 31, 2010 included a decrease in prior year dividends of $12.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
MIDDLE MARKET
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
UNDERWRITING RESULTS
Written premiums	$482	$496	$517	$510	$446	(7%)	(13%)	$1,008	$956	(5%)
Change in unearned premium reserve	(56)	(14)	12	9	(41)	27%	NM	(78)	(32)	59%

Earned premiums	538	510	505	501	487	(9%)	(3%)	1,086	988	(9%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	331	333	329	331	311	(6%)	(6%)	690	642	(7%)
Current accident year catastrophes	8	6	2	15	38	NM	153%	24	53	121%
Prior accident years [2]	(22)	(52)	(55)	(16)	(7)	68%	56%	(80)	(23)	71%

Total losses and loss adjustment expenses	317	287	276	330	342	8%	4%	634	672	6%

Underwriting expenses [3]	161	160	157	157	165	2%	5%	321	322	—
Dividends to policyholders [4]	4	2	—	2	2	(50%)	—	6	4	(33%)

Underwriting results	$56	$61	$72	$12	$(22)	NM	NM	$125	$(10)	NM

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	61.6	65.1	65.1	66.0	63.9	(2.3)	2.1	63.6	65.0	(1.4)
Current accident year catastrophes	1.6	1.2	0.4	3.1	7.8	(6.2)	(4.7)	2.2	5.4	(3.2)
Prior accident years [2] [5]	(4.2)	(10.1)	(11.0)	(3.3)	(1.4)	(2.8)	(1.9)	(7.4)	(2.4)	(5.0)

Total losses and loss adjustment expenses	59.1	56.2	54.6	65.9	70.3	(11.2)	(4.4)	58.4	68.0	(9.6)

Expenses	29.8	31.4	31.2	31.3	33.9	(4.1)	(2.6)	29.5	32.6	(3.1)
Policyholder dividends	0.6	0.4	—	0.4	0.4	0.2	—	0.5	0.4	0.1

Combined ratio	89.5	88.0	85.8	97.6	104.6	(15.1)	(7.0)	88.5	101.0	(12.5)

Catastrophes
Current year	1.6	1.2	0.4	3.1	7.8	(6.2)	(4.7)	2.2	5.4	(3.2)
Prior year	(0.8)	0.2	(1.1)	(0.4)	0.8	(1.6)	(1.2)	(0.9)	0.2	(1.1)

Catastrophe ratio	0.8	1.4	(0.6)	2.7	8.6	(7.8)	(5.9)	1.3	5.6	(4.3)

Combined ratio before catastrophes	88.7	86.6	86.4	94.9	96.0	(7.3)	(1.1)	87.2	95.5	(8.3)

Combined ratio before catastrophes and prior year development	92.1	97.0	96.3	97.7	98.2	(6.1)	(0.5)	93.7	98.0	(4.3)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Renewal Written Price (Decreases)/Increases	(1%)	(2%)	—	—	—	1%	—	(2%)	—	2%

Policy Count Retention	76%	76%	78%	82%	78%	2%	(4%)	77%	80%	3%

New Business Premium $	$106	$103	$110	$119	$99	(7%)	(17%)	$221	$218	(1%)

Policies in force	96,574	95,966	95,540	95,998	96,535	—	1%

[1]	The three months ended September 30, 2009 included a current accident year reserve release, totaling $2, or 0.4 points, primarily related to general liability claims. The three months ended December 31, 2009 included current accident year reserve strengthening, totaling $5, or 1.0 points, largely related to general liability claims.

[2]	The three months ended June 30, 2009, September 30, 2009 and December 31, 2009 included reserve releases of $33, $14 and $27, respectively, related to general liability claims. The three months ended September 30, 2009 included $32 of reserve releases related to workers’ compensation claims. The three months ended December 31, 2009 included $16 of reserve releases related to auto liability claims. The three months ended March 31, 2010 included $10 of reserve releases related to general liability umbrella claims. The three months ended June 30, 2010 included $27 of reserve releases related to general liability umbrella and high hazard claims, partially offset by $21 of general liability loss adjustment expense reserve strengthening.

[3]	The six months ended June 30, 2009 included a $2 reduction to an assessment from the Texas Windstorm Insurance Association (TWIA). The three months ended June 30, 2010 included taxes, licenses and fees reserve strengthening of $9 due to an increase in the assessment for New York state funds and taxes.

[4]	The three months ended December 31, 2009 included a decrease in prior year dividends of $2.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
UNDERWRITING RESULTS
Written premiums [1]	$292	$266	$274	$309	$280	(4%)	(9%)	$587	$589	—
Change in unearned premium reserve	(19)	(27)	(18)	22	—	100%	(100%)	(56)	22	NM

Earned premiums	311	293	292	287	280	(10%)	(2%)	643	567	(12%)

Losses and loss adjustment expenses
Current accident year before catastrophes [2]	214	209	186	197	193	(10%)	(2%)	447	390	(13%)
Current accident year catastrophes	1	—	—	2	—	(100%)	(100%)	2	2	—
Prior accident years [3]	(47)	(39)	(61)	(49)	(121)	(157%)	(147%)	(72)	(170)	(136%)

Total losses and loss adjustment expenses	168	170	125	150	72	(57%)	(52%)	377	222	(41%)

Underwriting expenses [4]	107	91	89	84	95	(11%)	13%	205	179	(13%)
Dividends to policyholders [5]	—	2	(3)	1	2	—	100%	2	3	50%

Underwriting results	$36	$30	$81	$52	$111	NM	113%	$59	$163	176%

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [2]	68.7	71.1	64.1	68.3	69.9	(1.2)	(1.6)	69.5	69.1	0.4
Current accident year catastrophes	0.3	0.2	(0.2)	0.5	0.4	(0.1)	0.1	0.2	0.4	(0.2)
Prior accident years [3] [6]	(15.0)	(13.0)	(20.8)	(16.6)	(43.6)	28.6	27.0	(11.3)	(29.9)	18.6

Total losses and loss adjustment expenses	54.0	58.3	43.0	52.2	26.6	27.4	25.6	58.4	39.6	18.8

Expenses	34.5	31.0	30.5	29.3	33.5	1.0	(4.2)	31.9	31.3	0.6
Policyholder dividends	0.1	0.5	(1.2)	0.4	0.5	(0.4)	(0.1)	0.4	0.5	(0.1)

Combined ratio	88.7	89.8	72.4	81.9	60.6	28.1	21.3	90.8	71.4	19.4

Catastrophes
Current year	0.3	0.2	(0.2)	0.5	0.4	(0.1)	0.1	0.2	0.4	(0.2)
Prior year	(1.7)	0.2	0.1	0.1	—	(1.7)	0.1	(1.0)	0.1	(1.1)

Catastrophe ratio	(1.4)	0.4	(0.1)	0.6	0.3	(1.7)	0.3	(0.7)	0.5	(1.2)

Combined ratio before catastrophes	90.1	89.4	72.5	81.3	60.3	29.8	21.0	91.5	70.9	20.6

Combined ratio before catastrophes and prior year development	103.4	102.6	93.4	98.0	103.8	(0.4)	(5.8)	101.9	100.9	1.0

[1]	Concurrent with the sale of the Company’s core excess and surplus lines of business in March, 2009, the Company ceded $26 of unearned premium to the buyer, reflected as a reduction of written premium in the six months ended June 30, 2009.

[2]	The three months ended June 30, 2009 included a current accident year reserve release, totaling $2, or 0.7 points, related to workers’ compensation business. The three months ended December 31, 2009 included a current accident year reserve release, totaling $14, or 4.8 points, primarily related to professional liability and workers’ compensation claims. The three months ended June 30, 2010 included current accident year reserve strengthening, totaling $8, or 2.7 points, primarily related to professional liability claims.

[3]	The three months ended June 30, 2009 included a $20 reduction in the allowance for uncollectible reinsurance. The three months ended June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010 included reserve releases of $30, $24, $53, $22 and $61, respectively, related to professional liability claims. The three months ended June 30, 2010 included a $30 reduction in the allowance for uncollectible reinsurance and $17 of reserve releases related to programs business.

[4]	The three months ended June 30, 2009 included a $23 increase in taxes, licenses and fees due to a $6 increase in the assessment for a second injury fund and $17 reserve strengthening for other state funds and taxes. The three months ended June 30, 2010 included taxes, licenses and fees reserve strengthening of $2 due to an increase in the assessment for New York state funds and taxes.

[5]	The three months ended December 31, 2009 included a decrease in prior year dividends of $5.

[6]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change

WRITTEN PREMIUMS [1]

Property [2]	$—	$—	$—	$—	$—	—	—	$(16)	$—	100%
Casualty	128	109	107	174	137	7%	(21%)	278	311	12%
Professional Liability, Fidelity and Surety	148	140	151	120	133	(10%)	11%	291	253	(13%)
Other	16	17	16	15	10	(38%)	(33%)	34	25	(26%)

Total	$292	$266	$274	$309	$280	(4%)	(9%)	$587	$589	—

EARNED PREMIUMS [1]

Property	$3	$3	$2	$—	$—	(100%)	—	$16	$—	(100%)
Casualty	124	116	126	134	131	6%	(2%)	254	265	4%
Professional Liability, Fidelity and Surety	165	158	149	139	137	(17%)	(1%)	336	276	(18%)
Other	19	16	15	14	12	(37%)	(14%)	37	26	(30%)

Total	$311	$293	$292	$287	$280	(10%)	(2%)	$643	$567	(12%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

[2]	Concurrent with the sale of the Company’s core excess and surplus lines of business in March, 2009, the Company ceded $26 of unearned premium to the buyer, reflected as a reduction of written premium in the six months ended June 30, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
UNDERWRITING RESULTS
Written premiums	$1	$—	$2	$1	$1	—	—	$2	$2	—
Change in unearned premium reserve	—	—	3	1	—	—	(100%)	1	1	—

Earned premiums	1	—	(1)	—	1	—	—	1	1	—

Losses and loss adjustment expenses
Current accident year before catastrophes	—	—	—	—	—	—	—	—	—	—
Current accident year catastrophes	—	—	—	—	—	—	—	—	—	—
Prior accident years [1]	121	83	38	1	173	43%	NM	121	174	44%

Total losses and loss adjustment expenses	121	83	38	1	173	43%	NM	121	174	44%

Underwriting expenses	4	5	5	7	6	50%	(14%)	9	13	44%

Underwriting results	$(124)	$(88)	$(44)	$(8)	$(178)	(44%)	NM	$(129)	$(186)	(44%)

Net investment income	41	40	42	41	42	2%	2%	81	83	2%
Other expenses	(2)	1	—	1	—	100%	(100%)	(1)	1	NM
Income tax benefit (expense)	34	15	1	(11)	50	47%	NM	22	39	77%

Core earnings	(51)	(32)	(1)	23	(86)	(69%)	NM	(27)	(63)	(133%)

Add: Net realized capital gains (losses), after-tax [2]	2	(7)	11	(4)	13	NM	NM	(21)	9	NM

Net (loss) income	$(49)	$(39)	$10	$19	$(73)	(49%)	NM	$(48)	$(54)	(13%)

[1]	The three months ended June 30, 2009 included net asbestos reserve strengthening of $138 partially offset by a $20 reduction in the allowance for uncollectible reinsurance. The three months ended September 30, 2009 included environmental reserve strengthening of $75. The three months ended December 31, 2009 included unallocated loss adjustment expense reserve strengthening of $25. The three months ended June 30, 2010 included net asbestos reserve strengthening of $169.

[2]	See pages C-12 and C-13 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS LOSSES AND LOSS ADJUSTMENT EXPENSES

For the Three Months Ended June 30, 2010	Asbestos		Environmental	All Other [1]	Total
Beginning liability — net [2] [3]	$1,822		$300	$1,393	$3,515
Losses and loss adjustment expenses incurred	170		2	1	173
Losses and loss adjustment expenses paid	(48)		(11)	(43)	(102)

Ending liability — net [2] [3]	$1,944	[4]	$291	$1,351	$3,586

For the Six Months Ended June 30, 2010	Asbestos		Environmental	All Other [1]	Total
Beginning liability — net [2] [3]	$1,892		$307	$1,432	$3,631
Losses and loss adjustment expenses incurred	172		2	—	174
Losses and loss adjustment expenses paid	(120)		(18)	(81)	(219)

Ending liability — net [2] [3]	$1,944	[5]	$291	$1,351	$3,586

[1]	“All Other” also includes unallocated loss adjustment expense reserves and the allowance for uncollectible reinsurance.

[2]	Excludes asbestos and environmental net liabilities reported in Ongoing Operations of $10 and $4, respectively, as of June 30, 2010. Total net losses and loss adjustment expenses incurred in Ongoing Operations for the three and six months ended June 30, 2010 includes $4 and $6, respectively, related to asbestos and environmental claims. Total net losses and loss adjustment expenses paid in Ongoing Operations for the three and six months ended June 30, 2010 includes $4 and $7, respectively, related to asbestos and environmental claims.

[3]	Gross of reinsurance, asbestos and environmental reserves, including liabilities in Ongoing Operations, were $2,545 and $344, respectively, as of June 30, 2010.

[4]	The one year and average three year net paid amounts for asbestos claims, including Ongoing Operations, are $233 and $227, respectively, resulting in a one year net survival ratio of 8.4 and a three year net survival ratio of 8.6. Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SUMMARY OF GROSS ASBESTOS RESERVES
AS OF JUNE 30, 2010

	Number of	All Time	Total	All Time
	Accounts [1]	Paid [2]	Reserves	Ultimate [2]

Major Asbestos Defendants [4]
Structured settlements (includes 4 Wellington accounts) [5]	7	$312	$428	$740
Wellington (direct only)	29	908	44	952
Other major asbestos defendants	29	476	132	608
No known policies (includes 3 Wellington accounts)	5	—	—	—
Accounts with future exposure > $2.5	77	832	585	1,417
Accounts with future exposure < $2.5	1,122	409	133	542
Unallocated [6]		1,766	446	2,212

Total direct		$4,703	$1,768	$6,471

Assumed reinsurance		1,199	469	1,668
London market		605	308	913

Total as of June 30, 2010 [3]		$6,507	$2,545	$9,052

[1]	An account may move between categories from one evaluation to the next. Reclassifications were made as a result of the reserve evaluation completed in the second quarter of 2010.

[2]	“All Time Paid” represents the total payments with respect to the indicated claim type that have already been made by the Company as of the indicated balance sheet date. “All Time Ultimate” represents the Company’s estimate, as of the indicated balance sheet date, of the total payments that are ultimately expected to be made to fully settle the indicated payment type. The amount is the sum of the amounts already paid (e.g., “All Time Paid”) and the estimated future payments (e.g., the amount shown in the column labeled “Total Reserves”).

[3]	Survival ratio is a commonly used industry ratio for comparing reserve levels between companies. While the method is commonly used, it is not a predictive technique. Survival ratios may vary over time for numerous reasons such as large payments due to the final resolution of certain asbestos liabilities, or reserve re-estimates. The survival ratio is computed by dividing the recorded reserves by the average of the past three years of payments. The ratio is the calculated number of years the recorded reserves would survive if future annual payments were equal to the average annual payments for the past three years. The 3-year gross survival ratio of 9.1 as of June 30, 2010 is computed based on total paid losses of $843 for the period from July 1, 2007 to June 30, 2010. As of June 30, 2010, the one-year gross paid amount for total asbestos claims is $280, resulting in a one year gross survival ratio of 9.1.

[4]	Includes 25 open accounts at June 30, 2010. Included 25 open accounts at June 30, 2009.

[5]	Structured settlements include the Company’s reserves related to PPG Industries, Inc. (“PPG”). In January 2009, the Company, along with approximately three dozen other insurers, entered into a modified agreement in principle with PPG to resolve the Company’s coverage obligations for all of its PPG asbestos liabilities, including principally those arising out of its 50% stock ownership of Pittsburgh Corning Corporation (“PCC”), a joint venture with Corning, Inc. The agreement is contingent on the fulfillment of certain conditions, including the confirmation of a PCC plan of reorganization under Section 524(g) of the Bankruptcy Code, which have not yet been met.

[6]	Includes closed accounts (exclusive of Major Asbestos Defendants) and unallocated IBNR.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PAID AND INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES (“LAE”)
DEVELOPMENT — ASBESTOS AND ENVIRONMENTAL

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Three Months Ended June 30, 2010	Losses & LAE	Losses & LAE	Losses & LAE	Losses & LAE
Gross
Direct	$38	$209	$10	$—
Assumed Reinsurance	17	—	3	—
London Market	7	(15)	1	—

Total	62	194	14	—
Ceded	(14)	(24)	(3)	2

Net	$48	$170	$11	$2

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Six Months ended June 30, 2010	Loss & LAE	Loss & LAE	Loss & LAE	Loss & LAE
Gross
Direct	$68	$209	$17	$—
Assumed Reinsurance	50	—	3	—
London Market	15	(15)	2	—

Total	133	194	22	—
Ceded	(13)	(22)	(4)	2

Net	$120	$172	$18	$2

[1]	Excludes asbestos and environmental paid and incurred loss and LAE reported in Ongoing Operations. Total gross loss and LAE incurred in Ongoing Operations for the three and six months ended June 30, 2010 includes $4 and $6, respectively, related to asbestos and environmental claims. Total gross loss and LAE paid in Ongoing Operations for the three and six months ended June 30, 2010 includes $4 and $7 respectively, related to asbestos and environmental claims.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Three Months Ended June 30, 2010
	Personal	Small	Middle	Specialty	Ongoing	Other	Total
	Lines	Commercial	Market	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 4/1/10 - gross	$2,088	$3,625	$4,452	$7,025	$17,190	$4,370	$21,560
Reinsurance and other recoverables	19	121	311	2,124	2,575	855	3,430

Liabilities for unpaid losses and loss adjustment expenses at 4/1/10 - net	2,069	3,504	4,141	4,901	14,615	3,515	18,130

Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	685	349	311	193	1,538	—	1,538
Current accident year catastrophes	146	45	38	—	229	—	229
Prior accident years	(5)	(16)	(7)	(121)	(149)	173	24

Total provision for unpaid losses and loss adjustment expenses	826	378	342	72	1,618	173	1,791

Payments	(730)	(347)	(338)	(182)	(1,597)	(102)	(1,699)

Liabilities for unpaid losses and loss adjustment expenses at 6/30/10 - net	2,165	3,535	4,145	4,791	14,636	3,586	18,222
Reinsurance and other recoverables	16	120	291	2,015	2,442	815	3,257

Liabilities for unpaid losses and loss adjustment expenses at 6/30/10 - gross	$2,181	$3,655	$4,436	$6,806	$17,078	$4,401	$21,479

Earned premiums	$994	$648	$487	$280	$2,409	$1	$2,410
Loss and loss expense paid ratio	73.5	53.4	69.2	65.9	66.3
Loss and loss expense incurred ratio	83.1	58.2	70.3	26.6	67.2
Prior accident year development (pts.)	(0.4)	(2.4)	(1.4)	(43.6)	(6.2)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Six Months Ended June 30, 2010
	Personal	Small	Middle	Specialty	Ongoing	Other	Total
	Lines	Commercial	Market	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 1/1/10 - gross	$2,070	$3,603	$4,442	$7,044	$17,159	$4,492	$21,651
Reinsurance and other recoverables	20	137	305	2,118	2,580	861	3,441

Liabilities for unpaid losses and loss adjustment expenses at 1/1/10 - net	2,050	3,466	4,137	4,926	14,579	3,631	18,210

Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	1,351	715	642	390	3,098	—	3,098
Current accident year catastrophes	187	66	53	2	308	—	308
Prior accident years	(12)	(34)	(23)	(170)	(239)	174	(65)

Total provision for unpaid losses and loss adjustment expenses	1,526	747	672	222	3,167	174	3,341

Payments	(1,411)	(678)	(664)	(357)	(3,110)	(219)	(3,329)

Liabilities for unpaid losses and loss adjustment expenses at 6/30/10 - net	2,165	3,535	4,145	4,791	14,636	3,586	18,222
Reinsurance and other recoverables	16	120	291	2,015	2,442	815	3,257

Liabilities for unpaid losses and loss adjustment expenses at 6/30/10 - gross	$2,181	$3,655	$4,436	$6,806	$17,078	$4,401	$21,479

Earned premiums	$1,989	$1,285	$988	$567	$4,829	$1	$4,830
Loss and loss expense paid ratio	70.9	52.7	67.2	63.3	64.4
Loss and loss expense incurred ratio	76.7	58.0	68.0	39.6	65.6
Prior accident year development (pts.)	(0.6)	(2.6)	(2.4)	(29.9)	(4.9)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
REINSURANCE RECOVERABLE ANALYSIS

	June 30,	December 31,
	2010	2009
Gross Reinsurance Recoverables
Paid Loss and Loss Adjustment Expenses	$206	$208
Unpaid Loss and Loss Adjustment Expenses	3,145	3,321

Subtotal Gross Reinsurance Recoverables	3,351	3,529

Less: Allowance for Uncollectible Reinsurance	(307)	(335)

Net Reinsurance Recoverables	$3,044	$3,194

	As of December 31, 2009
	Amount	% of Total
Distribution of Gross Reinsurance Recoverables
Gross Reinsurance Recoverables	$3,529

Less: Mandatory (Assigned Risk) Pools & Structured Settlements	(642)

Gross Reinsurance Recoverables Excluding Mandatory Pools & Structured Settlements	$2,887

Rated A- (Excellent) or better by A.M. Best [1]	$2,091	72.4%
Other Rated by A.M. Best	48	1.7%

Total Rated Companies	2,139	74.1%

Voluntary Pools	152	5.3%
Captives	209	7.2%
Other Not Rated Companies	387	13.4%

Total	$2,887	100.0%

[1]	Based on A.M. Best ratings as of December 31, 2009, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change

Earned premiums	$2,478	$2,431	$2,441	$2,420	$2,410	(3%)	—	$4,989	$4,830	(3%)
Net investment income	280	294	307	309	340	21%	10%	505	649	29%
Other revenues	120	123	131	118	120	—	2%	238	238	—
Net realized capital (losses) gains	(78)	(90)	197	(40)	36	NM	NM	(401)	(4)	99%

Total revenues	2,800	2,758	3,076	2,807	2,906	4%	4%	5,331	5,713	7%

Losses and loss adjustment expenses [1]	1,738	1,649	1,445	1,550	1,791	3%	16%	3,316	3,341	1%
Amortization of deferred policy acquisition costs	518	515	510	508	508	(2%)	—	1,041	1,016	(2%)
Insurance operating costs and expenses [2]	190	185	167	169	211	11%	25%	351	380	8%
Other expenses [3]	163	159	197	164	163	—	(1%)	322	327	2%

Total benefits and expenses	2,609	2,508	2,319	2,391	2,673	2%	12%	5,030	5,064	1%

Income before income taxes	191	250	757	416	233	22%	(44%)	301	649	116%

Income tax expense [4]	18	60	249	159	45	150%	(72%)	16	204	NM

Net income	173	190	508	257	188	9%	(27%)	285	445	56%

Less: Net realized capital (losses) gains, after-tax, excluded from core earnings [5]	(39)	(56)	130	(47)	27	NM	NM	(248)	(20)	92%

Core earnings	$212	$246	$378	$304	$161	(24%)	(47%)	$533	$465	(13%)

Total Property & Casualty effective tax rate — net income	9.8%	23.9%	32.8%	38.2%	19.5%	9.7	(18.7)	5.5%	31.5%	26.0
Total Property & Casualty effective tax rate — core earnings	20.5%	26.8%	32.2%	33.0%	17.3%	(3.2)	(15.7)	23.4%	28.3%	4.9

[1]	The three months ended June 30, 2009 included $138 of net asbestos reserve strengthening, partially offset by a $40 reduction in the allowance for uncollectible reinsurance, $33 of reserve releases related to Middle Market general liability claims and $30 of reserve releases related to professional liability claims. The three months ended September 30, 2009 included $45 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $24 of reserve releases related to professional liability claims, $20 of reserve releases related to Personal Lines auto liability claims and $14 of reserve releases related to Middle Market general liability claims, partially offset by $75 of environmental reserve strengthening. The three months ended December 31, 2009 included $63 of reserve releases related to Personal Lines, Small Commercial and Middle Market auto liability claims, $53 of reserve releases related to professional liability claims and $27 of reserve releases related to Middle Market general liability claims, partially offset by $25 of Other Operations unallocated loss adjustment expense reserve strengthening. The three months ended March 31, 2010 included $22 of reserve releases related to professional liability claims, $17 of reserve releases related to Personal Lines auto liability claims and $10 of reserve releases related to Middle Market general liability umbrella claims. The three months ended June 30, 2010 included $169 of net asbestos reserve strengthening and $21 of Middle Market general liability loss adjustment expense reserve strengthening, partially offset by $61 of reserve releases related to professional liability claims, $36 of reserve releases related to Personal Lines and Small Commercial auto liability claims, a $30 reduction in the allowance for uncollectible reinsurance, $27 of reserve releases related to Middle Market general liability umbrella and high hazard claims and $17 of reserve releases related to Specialty Commercial programs business.

[2]	The six months ended June 30, 2009 included a $14 reduction to an assessment from the Texas Windstorm Insurance Association (TWIA). The three months ended June 30, 2009 included a $23 increase in taxes, licenses and fees due to a $6 increase in the assessment for a second injury fund and $17 reserve strengthening for other state funds and taxes. The three months ended December 31, 2009 included a decrease in prior year dividends of $10. The three months ended March 31, 2010 included a decrease in prior year dividends of $12. The three months ended June 30, 2010 included taxes, licenses and fees reserve strengthening of $20 due to an increase in the assessment for New York state funds and taxes.

[3]	The three months ended December 31, 2009 included a $15 increase in litigation reserves and a $9 increase in estimated non-income tax liabilities.

[4]	The three months ended March 31, 2010 included a tax charge of $19 related to a decrease in deferred tax assets as a result of recent federal legislation that will reduce the tax deduction available to the Company related to retiree health care costs beginning in 2013.

[5]	See pages C-12 and C-13 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED BALANCE SHEETS

	AS OF					Year Over
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Year	Sequential
	2009	2009	2009	2010	2010	Change	Change
Investments
Fixed maturities, available for sale, at fair value	$20,773	$22,577	$23,911	$24,525	$24,196	16%	(1%)
Equity securities, available for sale, at fair value	586	620	453	476	426	(27%)	(11%)
Mortgage loans	731	690	671	497	474	(35%)	(5%)
Limited partnerships and other alternative investments [1]	963	952	945	895	896	(7%)	—
Other investments [2]	114	113	93	110	95	(17%)	(14%)
Short term investments	1,459	1,902	1,283	917	1,548	6%	69%

Total investments	24,626	26,854	27,356	27,420	27,635	12%	1%

Cash	358	279	240	269	363	1%	35%
Premiums receivable and agents’ balances	3,136	3,117	3,008	3,060	3,028	(3%)	(1%)
Reinsurance recoverables	3,299	3,249	3,194	3,151	3,044	(8%)	(3%)
Deferred policy acquisition costs	1,251	1,255	1,263	1,265	1,268	1%	—
Deferred income tax	2,165	1,517	1,468	1,256	1,077	(50%)	(14%)
Goodwill	149	149	149	149	149	—	—
Property and equipment, net	669	670	685	699	696	4%	—
Other assets	1,273	1,228	1,039	1,213	1,173	(8%)	(3%)

Total assets	$36,926	$38,318	$38,402	$38,482	$38,433	4%	—

Unpaid losses and loss adjustment expenses	$21,902	$21,901	$21,651	$21,560	$21,479	(2%)	—
Unearned premiums	5,191	5,159	5,055	5,127	5,124	(1%)	—
Other liabilities	2,052	2,134	2,113	2,014	1,806	(12%)	(10%)

Total liabilities	29,145	29,194	28,819	28,701	28,409	(3%)	(1%)

Equity, x-AOCI, net of tax	9,328	9,553	10,103	10,010	10,060	8%	—
AOCI, net of tax	(1,547)	(429)	(520)	(229)	(36)	98%	84%

Total Property & Casualty equity	7,781	9,124	9,583	9,781	10,024	29%	2%

Total liabilities and equity	$36,926	$38,318	$38,402	$38,482	$38,433	4%	—

[1]	Other alternative investments includes a real estate joint venture and hedge fund investments outside limited partnerships.

[2]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ADJUSTED STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Jun. 30, 2010	Dec. 31, 2009

Adjusted Statutory Capital and Surplus	$7,388	$7,364
GAAP Adjustments
Deferred policy acquisition costs	1,268	1,263
Benefit reserves	(75)	(80)
GAAP unrealized losses on investments, net of tax	(35)	(515)
Goodwill	149	149
Non-admitted assets	1,330	1,393
Other, net	(1)	9

GAAP Stockholders’ Equity	$10,024	$9,583

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
Net Investment Income (Loss)
Fixed maturitiwes [1]
Taxable	$800	$758	$725	$743	$754	(6%)	1%	$1,628	$1,497	(8%)
Tax-exempt	129	125	128	131	133	3%	2%	254	264	4%

Total fixed maturities	929	883	853	874	887	(5%)	1%	1,882	1,761	(6%)
Equity securities, trading	2,523	638	751	701	(2,649)	NM	NM	1,799	(1,948)	NM
Equity securities, available-for-sale	25	24	17	14	13	(48%)	(7%)	52	27	(48%)
Mortgage loans	79	82	76	71	67	(15%)	(6%)	158	138	(13%)
Policy loans	36	36	31	33	35	(3%)	6%	72	68	(6%)
Limited partnerships and other alternative investments [2]	(93)	(32)	(7)	6	86	NM	NM	(302)	92	NM
Other [3]	70	89	101	85	91	30%	7%	128	176	38%

Subtotal	3,569	1,720	1,822	1,784	(1,470)	NM	NM	3,789	314	(92%)
Less: Investment expense	25	33	30	23	26	4%	13%	49	49	—

Total net investment income	$3,544	$1,687	$1,792	$1,761	$(1,496)	NM	NM	$3,740	$265	(93%)
Less: Equity securities, trading	2,523	638	751	701	(2,649)	NM	NM	1,799	(1,948)	NM

Total net investment income excluding trading securities	$1,021	$1,049	$1,041	$1,060	$1,153	13%	9%	$1,941	$2,213	14%

Annualized investment yield, before-tax [4]	4.2%	4.2%	4.2%	4.3%	4.8%	0.6	0.5	3.9%	4.5%	0.6
Annualized investment yield, after-tax [4]	2.9%	2.9%	2.9%	3.0%	3.3%	0.4	0.3	2.7%	3.1%	0.4

Net Realized Capital Gains (Losses)
Gross gains on sales	$157	$205	$486	$132	$343	118%	160%	$365	$475	30%
Gross losses on sales	(189)	(104)	(384)	(111)	(94)	50%	15%	(909)	(205)	77%
Net impairment losses	(314)	(536)	(434)	(152)	(108)	66%	29%	(538)	(260)	52%
Valuation allowances on mortgage loans	(78)	(40)	(210)	(112)	(40)	49%	64%	(153)	(152)	1%
Japanese fixed annuity contract hedges, net [5]	(6)	(7)	19	(16)	27	NM	NM	35	11	(69%)
Periodic net coupon settlements on credit derivatives/Japan [6]	(13)	(7)	(10)	(7)	(4)	69%	43%	(32)	(11)	66%
Results of variable annuity hedge program
GMWB derivatives, net [7]	671	(190)	456	129	(426)	NM	NM	1,260	(297)	NM
Macro hedge	(568)	(328)	(203)	(164)	397	NM	NM	(364)	233	NM

Total results of variable annuity hedge program	103	(518)	253	(35)	(29)	NM	17%	896	(64)	NM
Other net gain (loss) [8]	(341)	(212)	86	25	(84)	75%	NM	(261)	(59)	77%

Total net realized capital gains (losses)	$(681)	$(1,219)	$(194)	$(276)	$11	NM	NM	$(597)	$(265)	56%

[1]	Includes income on short-term bonds.

[2]	Includes income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.

[4]	Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, securities lending collateral and consolidated variable interest entity non-controlling interests.

[5]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[6]	Included in core earnings.

[7]	The net loss on GMWB related derivatives for the three and six months ended June 30, 2010 was primarily due to losses on higher implied market volatility of $196 and $82, respectively, and losses due to a general decrease in long-term interest rates of $192 and $214, respectively.

[8]	Primarily consists of losses on Japan 3Win related foreign currency swaps, changes in fair value on non-qualifying derivatives, and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$592	$564	$525	$544	$560	(5%)	3%	$1,207	$1,104	(9%)
Tax-exempt	30	30	30	29	30	—	3%	60	59	(2%)

Total fixed maturities	622	594	555	573	590	(5%)	3%	1,267	1,163	(8%)
Equity securities, trading	2,523	638	751	701	(2,649)	NM	NM	1,799	(1,948)	NM
Equity securities, available-for-sale	16	17	10	7	6	(63%)	(14%)	31	13	(58%)
Mortgage loans	70	68	64	60	57	(19%)	(5%)	140	117	(16%)
Policy loans	36	36	31	33	35	(3%)	6%	72	68	(6%)
Limited partnerships and other alternative investments [2]	(51)	(20)	(6)	11	54	NM	NM	(166)	65	NM
Other [3]	64	78	95	77	83	30%	8%	120	160	33%

Subtotal	3,280	1,411	1,500	1,462	(1,824)	NM	NM	3,263	(362)	NM
Less: Investment expense	18	25	22	17	18	—	6%	36	35	(3%)

Total net investment income (loss)	$3,262	$1,386	$1,478	$1,445	$(1,842)	NM	NM	$3,227	$(397)	NM
Less: Equity securities, trading	2,523	638	751	701	(2,649)	NM	NM	1,799	(1,948)	NM

Total net investment income excluding trading securities	$739	$748	$727	$744	$807	9%	8%	$1,428	$1,551	9%

Annualized investment yield, before-tax [4]	4.3%	4.4%	4.4%	4.4%	4.8%	0.5	0.4	4.1%	4.6%	0.5
Annualized investment yield, after-tax [4]	2.8%	2.9%	2.9%	2.9%	3.2%	0.4	0.3	2.7%	3.1%	0.4

Net Realized Capital Gains (Losses)
Gross gains on sales	$83	$130	$85	$98	$262	NM	167%	$219	$360	64%
Gross losses on sales	(148)	(67)	(265)	(73)	(59)	60%	19%	(537)	(132)	75%
Net impairment losses	(266)	(453)	(373)	(138)	(92)	65%	33%	(451)	(230)	49%
Valuation allowances on mortgage loans	(53)	(40)	(197)	(86)	(39)	26%	55%	(101)	(125)	(24%)
Japanese fixed annuity contract hedges, net [5]	(6)	(7)	19	(16)	27	NM	NM	35	11	(69%)
Periodic net coupon settlements on credit derivatives/Japan [6]	(9)	(4)	(8)	(5)	(1)	89%	80%	(25)	(6)	76%
Results of variable annuity hedge program
GMWB derivatives, net [7]	671	(190)	456	129	(426)	NM	NM	1,260	(297)	NM
Macro hedge	(568)	(328)	(203)	(164)	397	NM	NM	(364)	233	NM

Total results of variable annuity hedge program	103	(518)	253	(35)	(29)	NM	17%	896	(64)	NM
Other net loss [8]	(33)	(167)	88	19	(94)	(185%)	NM	—	(75)	—

Total net realized capital gains (losses)	$(329)	$(1,126)	$(398)	$(236)	$(25)	92%	89%	$36	$(261)	NM

[1]	Includes income on short-term bonds.

[2]	Includes income on a real estate joint venture.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.

[4]	Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, securities lending collateral and consolidated variable interest entity non-controlling interests.

[5]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[6]	Included in core earnings.

[7]	The net loss on GMWB related derivatives for the three and six months ended June 30, 2010 was primarily due to losses on higher implied market volatility of $196 and $82, respectively, and losses due to a general decrease in long-term interest rates of $192 and $214, respectively.

[8]	Primarily consists of losses on Japan 3Win related foreign currency swaps, changes in fair value on non-qualifying derivatives, and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$207	$193	$197	$197	$192	(7%)	(3%)	$416	$389	(6%)
Tax-exempt	99	95	98	102	103	4%	1%	194	205	6%

Total fixed maturities	306	288	295	299	295	(4%)	(1%)	610	594	(3%)
Equity securities, available-for-sale	8	6	7	6	7	(13%)	17%	19	13	(32%)
Mortgage loans	9	9	8	7	6	(33%)	(14%)	18	13	(28%)
Limited partnerships and other alternative investments [2]	(42)	(12)	(1)	(5)	32	NM	NM	(136)	27	NM
Other [3]	6	11	6	8	8	33%	—	7	16	129%

Subtotal	287	302	315	315	348	21%	10%	518	663	28%
Less: Investment expense	7	8	8	6	8	14%	33%	13	14	8%

Total net investment income (loss)	$280	$294	$307	$309	$340	21%	10%	$505	$649	29%

Annualized investment yield, before-tax [4]	4.2%	4.3%	4.4%	4.4%	4.9%	0.7	0.5	3.8%	4.6%	0.8
Annualized investment yield, after-tax [4]	3.3%	3.3%	3.3%	3.3%	3.6%	0.3	0.3	3.0%	3.5%	0.5

Net Realized Capital Gains (Losses)
Gross gains on sales	$74	$74	$393	$33	$80	8%	142%	$145	$113	(22%)
Gross losses on sales	(40)	(36)	(119)	(37)	(35)	13%	5%	(370)	(72)	81%
Net impairment losses	(48)	(83)	(61)	(14)	(16)	67%	(14%)	(84)	(30)	64%
Valuation allowances on mortgage loans	(25)	—	(13)	(26)	(1)	96%	96%	(52)	(27)	48%
Periodic net coupon settlements on credit derivatives [5]	(4)	(3)	(2)	(2)	(3)	25%	(50%)	(7)	(5)	29%
Other net loss [6]	(35)	(42)	(1)	6	11	NM	83%	(33)	17	NM

Total net realized capital gains (losses)	$(78)	$(90)	$197	$(40)	$36	NM	NM	$(401)	$(4)	99%

[1]	Includes income on short-term bonds.

[2]	Includes income on a real estate joint venture and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.

[4]	Yields calculated using annualized net investment income divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding securities lending collateral.

[5]	Included in core earnings.

[6]	Primarily consists of changes in fair value on non-qualifying derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CORPORATE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2009	2009	2009	2010	2010	Change	Change	2009	2010	Change

Net Investment Income
Fixed maturities [1]
Taxable	$1	$1	$3	$2	$2	100%	—	$5	$4	(20%)

Total fixed maturities	1	1	3	2	2	100%	—	5	4	(20%)
Equity securities, available-for-sale	1	1	—	1	—	(100%)	(100%)	2	1	(50%)
Mortgage loans [2]	—	5	4	4	4	—	—	—	8	—
Other	—	—	—	—	—	—	—	1	—	(100%)

Total net investment income	$2	$7	$7	$7	$6	NM	(14%)	$8	$13	63%

Net Realized Capital Gains (Losses)

Gross gains on sales	$—	$1	$8	$1	$1	—	—	$1	$2	100%
Gross losses on sales	(1)	(1)	—	(1)	—	100%	100%	(2)	(1)	50%
Net impairment losses	—	—	—	—	—	—	—	(3)	—	100%
Other net gain (loss)	(273)	(3)	(1)	—	(1)	100%	—	(228)	(1)	100%

Total net realized capital gains (losses)	$(274)	$(3)	$7	$—	$—	100%	—	$(232)	$—	100%

[1]	Includes income on short-term bonds.

[2]	Represents income on mortgage loans held at Federal Trust Corporation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	June 30,		September 30,		December 31,		March 31,		June 30,
	2009		2009		2009		2010		2010
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value	$64,868	53.5%	$68,641	53.0%	$71,153	56.7%	$75,584	59.3%	$77,132	60.2%
Equity securities, trading, at fair value [1]	30,813	25.4%	33,463	25.9%	32,321	25.7%	32,053	25.2%	30,183	23.6%
Equity securities, available-for-sale, at fair value	1,308	1.1%	1,397	1.1%	1,221	1.0%	1,153	0.9%	1,103	0.9%
Mortgage loans	6,522	5.4%	6,328	4.9%	5,938	4.7%	5,162	4.1%	4,673	3.6%
Policy loans, at outstanding balance	2,204	1.8%	2,209	1.7%	2,174	1.7%	2,177	1.7%	2,182	1.7%
Limited partnerships and other alternative investments [2]	1,838	1.5%	1,812	1.4%	1,790	1.4%	1,736	1.4%	1,774	1.4%
Other investments [3]	1,107	0.9%	1,679	1.3%	602	0.5%	941	0.7%	2,293	1.8%
Short-term investments	12,701	10.4%	13,910	10.7%	10,357	8.3%	8,545	6.7%	8,731	6.8%

Total investments	$121,361	100.0%	$129,439	100.0%	$125,556	100.0%	$127,351	100.0%	$128,071	100.0%
Less: Equity securities, trading	30,813	25.4%	33,463	25.9%	32,321	25.7%	32,053	25.2%	30,183	23.6%

Total investments excluding trading securities	$90,548	74.6%	$95,976	74.1%	$93,235	74.3%	$95,298	74.8%	$97,888	76.4%

HIMCO managed third party accounts	$7,685		$7,925		$8,120		$8,586		$8,063

Asset-backed securities (“ABS”)	$2,450	3.8%	$2,540	3.7%	$2,523	3.5%	$2,885	3.8%	$3,012	3.9%
Collateralized debt obligations (“CDOs”)	2,563	4.0%	2,818	4.1%	2,892	4.1%	2,790	3.7%	2,824	3.7%
Commercial mortgage-backed securities (“CMBS”)	8,290	12.8%	9,002	13.1%	8,544	12.0%	8,716	11.5%	8,719	11.3%
Corporate	30,835	47.5%	34,011	49.5%	35,243	49.5%	38,593	51.1%	38,834	50.4%
Foreign government/government agencies	1,031	1.6%	1,071	1.6%	1,408	2.0%	1,483	2.0%	1,716	2.2%
Municipal — taxable	893	1.4%	1,003	1.5%	975	1.4%	1,085	1.4%	1,101	1.4%
Municipal — tax-exempt	10,060	15.5%	10,812	15.8%	11,090	15.6%	11,264	14.9%	11,415	14.8%
Residential mortgage-backed securities (“RMBS”)	4,506	6.9%	4,821	7.0%	4,847	6.8%	4,389	5.8%	4,772	6.2%
U.S. Treasuries	4,240	6.5%	2,563	3.7%	3,631	5.1%	4,379	5.8%	4,739	6.1%

Total fixed maturities	$64,868	100.0%	$68,641	100.0%	$71,153	100.0%	$75,584	100.0%	$77,132	100.0%

U.S. government/government agencies	$7,801	12.0%	$6,231	9.1%	$7,172	10.1%	$7,517	9.9%	$8,428	10.9%
AAA	11,797	18.2%	11,227	16.3%	11,188	15.7%	11,047	14.6%	11,406	14.8%
AA	11,044	17.0%	13,019	19.0%	13,932	19.6%	14,766	19.6%	15,357	19.9%
A	16,985	26.2%	18,505	27.0%	18,664	26.2%	19,598	25.9%	19,150	24.8%
BBB	14,687	22.7%	16,566	24.1%	17,071	24.0%	19,092	25.3%	19,018	24.7%
BB & below	2,554	3.9%	3,093	4.5%	3,126	4.4%	3,564	4.7%	3,773	4.9%

Total fixed maturities	$64,868	100.0%	$68,641	100.0%	$71,153	100.0%	$75,584	100.0%	$77,132	100.0%

[1]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[2]	Includes real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE

	June 30,		September 30,		December 31,		March 31,		June 30,
	2009		2009		2009		2010		2010
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value	$43,980	47.6%	$45,927	47.1%	$46,912	49.1%	$50,743	52.2%	$52,652	53.8%
Equity securities, trading, at fair value [1]	30,813	33.4%	33,463	34.3%	32,321	33.9%	32,053	33.0%	30,183	30.8%
Equity securities, available-for-sale, at fair value	642	0.7%	690	0.7%	680	0.7%	585	0.6%	589	0.6%
Mortgage loans	5,503	6.0%	5,365	5.5%	5,002	5.2%	4,409	4.5%	3,956	4.0%
Policy loans, at outstanding balance	2,204	2.4%	2,209	2.3%	2,174	2.3%	2,177	2.2%	2,182	2.2%
Limited partnerships and other alternative investments [2]	875	0.9%	860	0.9%	845	0.9%	841	0.9%	878	0.9%
Other investments [3]	954	1.0%	1,513	1.5%	457	0.5%	780	0.8%	2,147	2.2%
Short-term investments	7,365	8.0%	7,478	7.7%	7,079	7.4%	5,608	5.8%	5,356	5.5%

Total investments	$92,336	100.0%	$97,505	100.0%	$95,470	100.0%	$97,196	100.0%	$97,943	100.0%
Less: Equity securities, trading	30,813	33.4%	33,463	34.3%	32,321	33.9%	32,053	33.0%	30,183	30.8%

Total investments excluding trading securities	$61,523	66.6%	$64,042	65.7%	$63,149	66.1%	$65,143	67.0%	$67,760	69.2%

ABS	$2,154	4.9%	$2,200	4.8%	$2,122	4.5%	$2,427	4.8%	$2,506	4.8%
CDOs	2,094	4.8%	2,301	5.0%	2,355	5.0%	2,241	4.4%	2,271	4.3%
CMBS	5,697	12.9%	6,212	13.5%	5,838	12.4%	5,962	11.8%	6,046	11.5%
Corporate	23,537	53.5%	25,675	55.9%	26,218	55.9%	28,791	56.7%	29,290	55.6%
Foreign government/government agencies	608	1.4%	640	1.4%	978	2.1%	1,010	2.0%	1,280	2.4%
Municipal — taxable	757	1.7%	853	1.8%	832	1.8%	927	1.8%	970	1.8%
Municipal — tax-exempt	2,348	5.3%	2,467	5.4%	2,416	5.2%	2,448	4.8%	2,511	4.8%
RMBS	3,279	7.5%	3,569	7.8%	3,602	7.7%	3,413	6.7%	3,732	7.1%
U.S. Treasuries	3,506	8.0%	2,010	4.4%	2,551	5.4%	3,524	7.0%	4,046	7.7%

Total fixed maturities	$43,980	100.0%	$45,927	100.0%	$46,912	100.0%	$50,743	100.0%	$52,652	100.0%

U.S. government/government agencies	$5,795	13.2%	$4,535	9.9%	$4,944	10.5%	$5,722	11.3%	$6,661	12.7%
AAA	7,818	17.8%	7,117	15.5%	7,062	15.1%	7,056	13.9%	7,343	13.9%
AA	5,805	13.2%	7,092	15.4%	7,467	15.9%	8,074	15.9%	8,255	15.7%
A	11,686	26.6%	12,678	27.6%	12,605	26.9%	13,272	26.2%	13,444	25.5%
BBB	10,841	24.6%	11,992	26.1%	12,324	26.3%	13,716	27.0%	13,870	26.4%
BB & below	2,035	4.6%	2,513	5.5%	2,510	5.3%	2,903	5.7%	3,079	5.8%

Total fixed maturities	$43,980	100.0%	$45,927	100.0%	$46,912	100.0%	$50,743	100.0%	$52,652	100.0%

[1]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[2]	Includes a real estate joint venture.

[3]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY

	June 30,		September 30,		December 31,		March 31,		June 30,
	2009		2009		2009		2010		2010
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value	$20,773	84.3%	$22,577	84.1%	$23,911	87.4%	$24,525	89.5%	$24,196	87.6%
Equity securities, available-for-sale, at fair value	586	2.4%	620	2.3%	453	1.7%	476	1.7%	426	1.5%
Mortgage loans	731	3.0%	690	2.6%	671	2.4%	497	1.8%	474	1.7%
Limited partnerships and other alternative investments [1]	963	3.9%	952	3.5%	945	3.5%	895	3.3%	896	3.3%
Other investments [2]	114	0.5%	113	0.4%	93	0.3%	110	0.4%	95	0.3%
Short-term investments	1,459	5.9%	1,902	7.1%	1,283	4.7%	917	3.3%	1,548	5.6%

Total investments	$24,626	100.0%	$26,854	100.0%	$27,356	100.0%	$27,420	100.0%	$27,635	100.0%

ABS	$296	1.4%	$340	1.5%	$401	1.7%	$458	1.9%	$506	2.1%
CDOs	468	2.3%	517	2.3%	537	2.2%	549	2.2%	553	2.3%
CMBS	2,593	12.5%	2,790	12.4%	2,706	11.3%	2,754	11.2%	2,673	11.0%
Corporate	7,215	34.7%	8,230	36.4%	8,971	37.5%	9,765	39.8%	9,539	39.5%
Foreign government/government agencies	417	2.0%	421	1.9%	423	1.8%	463	1.9%	429	1.8%
Municipal — taxable	136	0.7%	150	0.7%	143	0.6%	158	0.7%	131	0.5%
Municipal — tax-exempt	7,706	37.1%	8,338	36.9%	8,667	36.2%	8,809	35.9%	8,897	36.8%
RMBS	1,212	5.8%	1,240	5.5%	1,234	5.2%	966	3.9%	1,028	4.2%
U.S. Treasuries	730	3.5%	551	2.4%	829	3.5%	603	2.5%	440	1.8%

Total fixed maturities	$20,773	100.0%	$22,577	100.0%	$23,911	100.0%	$24,525	100.0%	$24,196	100.0%

U.S. government/government agencies	$1,989	9.6%	$1,683	7.5%	$1,967	8.2%	$1,534	6.3%	$1,503	6.2%
AAA	3,963	19.1%	4,085	18.1%	4,112	17.2%	3,979	16.2%	4,055	16.8%
AA	5,198	25.0%	5,875	26.0%	6,436	26.9%	6,671	27.2%	7,096	29.2%
A	5,264	25.3%	5,783	25.6%	6,036	25.2%	6,305	25.7%	5,700	23.6%
BBB	3,842	18.5%	4,571	20.2%	4,744	19.9%	5,375	21.9%	5,148	21.3%
BB & below	517	2.5%	580	2.6%	616	2.6%	661	2.7%	694	2.9%

Total fixed maturities	$20,773	100.0%	$22,577	100.0%	$23,911	100.0%	$24,525	100.0%	$24,196	100.0%

[1]	Includes a real estate joint venture and hedge fund investments outside of limited partnerships.

[2]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CORPORATE

	June 30,		September 30,		December 31,		March 31,		June 30,
	2009		2009		2009		2010		2010
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value [1]	$115	2.6%	$137	2.7%	$330	12.1%	$316	11.5%	$284	11.4%
Equity securities, available-for-sale, at fair value	80	1.8%	87	1.7%	88	3.2%	92	3.4%	88	3.5%
Mortgage loans [2]	288	6.6%	273	5.4%	265	9.7%	256	9.4%	243	9.7%
Other investments [3]	39	0.9%	53	1.0%	52	1.9%	51	1.9%	51	2.0%
Short-term investments [4]	3,877	88.1%	4,530	89.2%	1,995	73.1%	2,020	73.8%	1,827	73.4%

Total investments	$4,399	100.0%	$5,080	100.0%	$2,730	100.0%	$2,735	100.0%	$2,493	100.0%

CDOs	$1	0.9%	$—	—	$—	—	$—	—	$—	—
Corporate	83	72.2%	106	77.4%	54	16.4%	37	11.7%	5	1.8%
Foreign government/government agencies	6	5.2%	10	7.3%	7	2.1%	10	3.2%	7	2.5%
Municipal — tax-exempt	6	5.2%	7	5.1%	7	2.1%	7	2.2%	7	2.5%
RMBS	15	13.0%	12	8.7%	11	3.3%	10	3.2%	12	4.2%
U.S. Treasuries	4	3.5%	2	1.5%	251	76.1%	252	79.7%	253	89.0%

Total fixed maturities	$115	100.0%	$137	100.0%	$330	100.0%	$316	100.0%	$284	100.0%

U.S. government/government agencies	$17	14.8%	$13	9.5%	$261	79.1%	$261	82.7%	$264	93.0%
AAA	16	13.9%	25	18.2%	14	4.2%	12	3.8%	8	2.8%
AA	41	35.7%	52	38.0%	29	8.8%	21	6.6%	6	2.1%
A	35	30.4%	44	32.1%	23	7.0%	21	6.6%	6	2.1%
BBB	4	3.5%	3	2.2%	3	0.9%	1	0.3%	—	—
BB & below	2	1.7%	—	—	—	—	—	—	—	—

Total fixed maturities	$115	100.0%	$137	100.0%	$330	100.0%	$316	100.0%	$284	100.0%

[1]	Includes $83, $113, $309, $297 and $263 as of June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010, respectively, which were investments held by The Hartford Financial Services Group, Inc. Includes $27, $21, $20, $19 and $21 as of June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010, respectively, held at Federal Trust Corporation.

[2]	Represents mortgage loans held at Federal Trust Corporation.

[3]	Relates to a put option agreement for the Company’s contingent capital facility.

[4]	Includes $3,598, $4,341, $1,936, $1,985 and $1,793 as of June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010, respectively, which were investments held by The Hartford Financial Services Group, Inc. Includes $211, $151, $45, $29 and $28 as of June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010, respectively, held at Federal Trust Corporation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROSS UNREALIZED LOSS AGING
CONSOLIDATED [1]

	June 30, 2010			December 31, 2009
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss [2]	Cost	Value	Loss
Total AFS [3] Securities

Three months or less	$4,975	$4,854	$(121)	$11,197	$10,838	$(359)
Greater than three months to six months	931	886	(45)	317	289	(28)
Greater than six months to nine months	1,790	1,652	(138)	2,940	2,429	(511)
Greater than nine months to twelve months	152	137	(15)	2,054	1,674	(380)
Greater than twelve months	21,373	16,842	(4,531)	22,445	16,636	(5,809)

Total	$29,221	$24,371	$(4,850)	$38,953	$31,866	$(7,087)

BIG [4] and Equity AFS Securities

Three months or less	$354	$338	$(16)	$293	$242	$(51)
Greater than three months to six months	79	68	(11)	18	16	(2)
Greater than six months to nine months	224	184	(40)	534	424	(110)
Greater than nine months to twelve months	5	4	(1)	206	166	(40)
Greater than twelve months	4,102	2,904	(1,198)	3,362	2,223	(1,139)

Total	$4,764	$3,498	$(1,266)	$4,413	$3,071	$(1,342)

[1]	Includes investments held in Corporate.

[2]	As of June 30, 2010, fixed maturities represented $4,646, or 96%, of the Company’s total unrealized loss on AFS securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of June 30, 2010 and December 31, 2009.

[3]	Represents available-for-sale (“AFS”) securities.

[4]	Represents below investment grade (“BIG”) securities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROSS UNREALIZED LOSS AGING
LIFE

	June 30, 2010			December 31, 2009
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss [1]	Cost	Value	Loss
Total AFS Securities

Three months or less	$3,669	$3,587	$(82)	$6,831	$6,555	$(276)
Greater than three months to six months	669	633	(36)	222	201	(21)
Greater than six months to nine months	1,102	985	(117)	1,294	1,092	(202)
Greater than nine months to twelve months	70	60	(10)	1,900	1,537	(363)
Greater than twelve months	15,732	12,161	(3,571)	16,857	12,127	(4,730)

Total	$21,242	$17,426	$(3,816)	$27,104	$21,512	$(5,592)

BIG and Equity AFS Securities

Three months or less	$327	$314	$(13)	$248	$202	$(46)
Greater than three months to six months	71	64	(7)	18	16	(2)
Greater than six months to nine months	189	154	(35)	245	193	(52)
Greater than nine months to twelve months	5	4	(1)	150	117	(33)
Greater than twelve months	3,059	2,117	(942)	2,674	1,704	(970)

Total	$3,651	$2,653	$(998)	$3,335	$2,232	$(1,103)

[1]	As of June 30, 2010, fixed maturities represented $3,719, or 97%, of the Company’s total unrealized loss on AFS securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of June 30, 2010 and December 31, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROSS UNREALIZED LOSS AGING
PROPERTY & CASUALTY

	June 30, 2010			December 31, 2009
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss [1]	Cost	Value	Loss
Total AFS Securities

Three months or less	$1,299	$1,261	$(38)	$4,099	$4,020	$(79)
Greater than three months to six months	261	252	(9)	95	88	(7)
Greater than six months to nine months	673	656	(17)	1,646	1,337	(309)
Greater than nine months to twelve months	82	77	(5)	154	137	(17)
Greater than twelve months	5,637	4,677	(960)	5,546	4,467	(1,079)

Total	$7,952	$6,923	$(1,029)	$11,540	$10,049	$(1,491)

BIG and Equity AFS Securities

Three months or less	$21	$19	$(2)	$28	$26	$(2)
Greater than three months to six months	7	3	(4)	—	—	—
Greater than six months to nine months	20	18	(2)	289	231	(58)
Greater than nine months to twelve months	—	—	—	56	49	(7)
Greater than twelve months	1,039	783	(256)	646	478	(168)

Total	$1,087	$823	$(264)	$1,019	$784	$(235)

[1]	As of June 30, 2010, fixed maturities represented $927, or 90%, of the Company’s total unrealized loss on AFS securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of June 30, 2010 and December 31, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF JUNE 30, 2010

	LIFE				P&C				CONSOLIDATED [2]
			Percent of				Percent of				Percent of
	Cost or		Total		Cost or		Total		Cost or		Total
	Amortized	Fair	Invested		Amortized	Fair	Invested		Amortized	Fair	Invested
	Cost	Value	Assets [1]		Cost	Value	Assets		Cost	Value	Assets [1]

TOP TEN CORPORATE AND EQUITY, AFS EXPOSURES BY SECTOR

Financial services	$6,262	$5,869	8.7%	Financial services	$2,487	$2,261	8.2%	Financial services	$8,749	$8,130	8.3%
Utilities	5,005	5,323	7.8%	Utilities	1,739	1,821	6.6%	Utilities	6,745	7,145	7.3%
Consumer non-cyclical	4,411	4,785	7.1%	Consumer non-cyclical	1,390	1,492	5.4%	Consumer non-cyclical	5,801	6,277	6.4%
Technology and communications	2,998	3,175	4.7%	Technology and communications	1,099	1,131	4.1%	Technology and communications	4,097	4,306	4.4%
Energy	2,464	2,610	3.8%	Basic industry	797	846	3.1%	Basic industry	3,276	3,473	3.5%
Capital goods	2,393	2,573	3.8%	Capital goods	782	833	3.0%	Capital goods	3,175	3,406	3.5%
Basic industry	2,392	2,539	3.7%	Energy	703	729	2.6%	Energy	3,167	3,339	3.4%
Consumer cyclical	1,523	1,609	2.4%	Consumer cyclical	398	423	1.5%	Consumer cyclical	1,921	2,032	2.1%
Transportation	694	736	1.1%	Other	298	273	1.0%	Other	1,031	937	1.0%
Other	729	660	1.0%	Transportation	145	156	0.6%	Transportation	839	892	0.9%

Total	$28,871	$29,879	44.1%	Total	$9,838	$9,965	36.1%	Total	$38,801	$39,937	40.8%

TOP TEN EXPOSURES BY ISSUER [3]

Government of United Kingdom	$330	$343	0.5%	State of Georgia	$233	$245	0.9%	JPMorgan Chase & Co.	$449	$421	0.4%
JPMorgan Chase & Co.	330	302	0.4%	State of Louisiana	173	180	0.7%	Government of United Kingdom	367	380	0.4%
Bank of America Corp.	340	270	0.4%	New York, NY	136	143	0.5%	Berkshire Hathaway Inc.	315	348	0.4%
Wells Fargo & Co.	303	265	0.4%	State of California	121	120	0.4%	AT&T Inc.	289	321	0.3%
AT&T Inc.	231	258	0.4%	JPMorgan Chase & Co.	119	119	0.4%	Bank of America Corp.	380	309	0.3%
Berkshire Hathaway Inc.	220	241	0.4%	Government of Canada	117	117	0.4%	Wells Fargo & Co.	337	298	0.3%
Credit Suisse Group AG	234	222	0.3%	State of Washington	110	115	0.4%	General Electric Co.	336	279	0.3%
Citigroup Inc.	248	215	0.3%	State of Massachusetts	105	111	0.4%	Pfizer Inc.	246	279	0.3%
Verizon Communications Inc.	193	210	0.3%	Goldman Sachs Group Inc.	143	110	0.4%	Citigroup Inc.	308	275	0.3%
Barclays PLC	222	206	0.3%	Berkshire Hathaway Inc.	95	107	0.4%	Verizon Communications Inc.	252	272	0.3%

Total	$2,651	$2,532	3.7%	Total	$1,352	$1,367	4.9%	Total	$3,279	$3,182	3.3%

[1]	Excludes equity securities, trading.

[2]	Includes investments held in Corporate.

[3]	Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exposures resulting from derivative transactions and equity securities, trading.